As filed with the Securities and Exchange Commission on November 1, 2002

                                                      1933 Act Reg. No. 33-21969
                                                     1940 Act File No. 811-05534
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                       ----------------------------------

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]
                      POST-EFFECTIVE AMENDMENT NO. 22                        [X]

                                       and

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                      AMENDMENT NO. 25                                       [X]

                        ---------------------------------

                           AHA Investment Funds, Inc.
                                  (Registrant)

                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603


                        Telephone Number: (800) 445-1341

  Douglas D. Peabody                        Alan Goldberg
  AHA Investment Funds, Inc.                Bell, Boyd & Lloyd LLC
  190 South LaSalle Street, Suite 2800      Three First National Plaza, #3300
  Chicago, Illinois  60603                  Chicago, Illinois 60602

                              (Agents for Service)

                          ----------------------------

                          Amending Parts A, B, and C and filing Exhibits.


                          It is proposed that this filing will become effective:

                           X immediately upon filing pursuant to rule 485(b) __ on _________________ pursuant to rule 485(b)
                           __ 60 days after filing pursuant to rule 485(a)(1)
                           __ on ________________ pursuant to rule 485(a)(1)
                           __ 75 days after filing pursuant to rule 485(a)(2)
                           __ on _________________ pursuant to rule 485(a)(2)

-------------------------------------------------------------------------------


      This Registration Statement has also been signed by CCM Advisors Funds.

                           AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

     SUPPLEMENT DATED November 1, 2002 TO PROSPECTUS DATED November 1, 2002



Shares of AHA U.S. Growth Equity Fund and AHA International Core Equity Fund are not currently available for purchase as these Funds have not yet commenced operations.

                           AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND


                                 CLASS A SHARES





                               P R O S P E C T U S
                                November 1, 2002




                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                 1-800-445-1341


                                 ---------------



Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Funds, including investment strategies, management fees and services available to you as an investor.


The Securities and Exchange Commission has not approved or disapproved any of the Funds' shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ---------------

                                TABLE OF CONTENTS
                                                                           Page




INVESTMENTS, RISKS AND PERFORMANCE.............................................1
         AHA LIMITED MATURITY FIXED INCOME FUND................................2
         AHA FULL MATURITY FIXED INCOME FUND...................................5
         AHA BALANCED FUND.....................................................8
         AHA DIVERSIFIED EQUITY FUND..........................................11
         AHA U.S. GROWTH EQUITY FUND..........................................14
         AHA INTERNATIONAL CORE EQUITY FUND...................................15
PRINCIPAL RISK CONSIDERATIONS.................................................17
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS.................................19
FEES AND EXPENSES.............................................................19
SHAREHOLDER INFORMATION.......................................................21
         Pricing of Fund Shares...............................................21
         Investment Minimums..................................................21
         How to Buy Shares....................................................22
         Sales Charges........................................................24
         How to Exchange Shares...............................................25
         How to Sell Shares...................................................27
         Policy on Trading of Fund Shares.....................................29
         Automatic Redemption of Small Accounts...............................29
         Reporting to Shareholders............................................30
         Distribution and Service Fees........................................30
MASTER/FEEDER STRUCTURE.......................................................30
MANAGEMENT OF THE FUNDS.......................................................31
         Investment Adviser...................................................31
         Investment Managers..................................................32
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................37
FINANCIAL HIGHLIGHTS..........................................................40
Past Performance of KCM......................................................A-1
Past Performance of Pyrford..................................................B-1


                                       i

                       INVESTMENTS, RISKS AND PERFORMANCE


     Each Fund is a series of AHA Investment Funds, Inc. (the "Funds"). The Funds are designed to provide investors with a broad range of investment choices and strategies and offer three classes of shares, Class A Shares, Class I Shares and Institutional Servicing Class Shares. This prospectus describes Class A Shares, which are offered through broker/dealers and financial institutions who hold such shares for the benefit of their customers, and to professionals and organizations engaged in the healthcare industry, including (but not limited to) employee benefit plans, pension and profit-sharing plans and hospital insurance funds of such organizations. Class I Shares and Institutional Servicing Class Shares are currently offered only to participants in the American Hospital
Associate Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry, including (but not limited to) employee benefit plans, pension and profit-sharing plans and hospital insurance funds of such investors and are offered through a separate prospectus.


     Each Fund invests substantially all of its assets in a separate series of a mutual fund called CCM Advisors Funds (the "Master Fund"). Each series of the Master Fund (each a "Portfolio") has substantially similar objectives, strategies and policies as a corresponding Fund. The following Fund summaries identify each Fund's investment objective and principal investment strategies. Other investment strategies and techniques are described in the Statement of Additional Information.

                                       1

                     AHA LIMITED MATURITY FIXED INCOME FUND

Investment Objective

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Limited Maturity Fixed Income Master Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").


The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity of the Portfolio exceed five years. There is no limit on the maturities of individual securities. The Portfolio's Investment Manager determines which securities to purchase or sell and adjusts the Portfolio's average maturity based upon a variety of factors aimed at controlling risk while seeking to capture market opportunities. These factors include an analysis of interest rates and yields, the quality of particular securities, and the comparative risks and returns of alternative investments.


The Portfolio's Investment Manager may sell a security if the security's creditworthiness or rating has deteriorated. However, as long as a security continues to meet the Fund's other criteria, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

                                       2

Performance


     The bar chart below shows the changes in the Fund's performance from yearto year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[BAR CHART APPEARS HERE]

Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)

1992:   3.59%
1993:   4.96%
1994:   0.33%
1995:  10.54%
1996:   4.09%
1997:   5.93%
1998:   6.31%
1999:   2.75%
2000:   7.61%
2001:   8.19%



During the periods included in this bar chart, the highest and lowest quarterly returns were 3.22% and -0.69%, respectively, for the quarters ended March 1995 and March 1992. The year-to-date total return as of September 30, 2002 was 4.41% for Class I Shares.

(1) Because Class A Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Class A Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and

                                       3

Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.


Average  Annual Total Returns (for periods ended  12/31/01)
Class I Shares(1)
All returns reflect reinvested dividends.

                                                    1 Year  5 Years 10 Years
                                                    ------  ------- --------
Limited Maturity Fixed Income Fund
     Return Before Taxes                             8.19%  6.14%   5.39%
     Return After Taxes on Distributions             5.95%  3.80%   3.09%
     Return After Taxes on Distributions
     and Sale of Fund Shares                         4.92%  3.68%   3.26%

Merrill Lynch 1-3 Year Treasury Index(2)             8.31%  6.59%   6.10%
Lehmann Brothers Government 1-3 Year Index(2)        8.53%  6.64%   6.03%
(reflects no deduction for fees, expenses or taxes)


(1) Because Class A Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Class A Shares will differ from the Class I Shares.

(2) Performance was previously compared against the Lehman Brothers Government 1-3 Year Index but was changed to the Merrill Lynch 1-3 Year Treasury Index because it is a more appropriate benchmark. The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. This index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975. The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. Lehman Brothers Government 1-3 Year Index is a trademark of Lehman Brothers, Inc.


                                       4

                       AHA FULL MATURITY FIXED INCOME FUND

Investment Objective

The Fund seeks to provide the highest level of income consistent with long-term preservation of capital.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Full Maturity Fixed Income Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment strategies to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of Moody's or S&P. The Portfolio may invest up to 20% of its total assets at the time of purchase in securities that Moody's rates Baa or S&P rates BBB or which, if not rated, the Portfolio's Investment Managers determine are of comparable quality.


The Portfolio has no minimum or maximum maturity for the securities it may purchase. The Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.


The Portfolio's Investment Managers may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, so long as a security continues to meet the Fund's other criteria, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

                                       5

Performance


     The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[BAR CHART APPEARS HERE]

Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)

1992:   5.70%
1993:  11.11%
1994:  -3.74%
1995:  17.18%
1996:   2.24%
1997:   9.36%
1998:   8.11%
1999:  -1.48%
2000:  10.72%
2001:   7.97%


During the periods included in this bar chart, the highest and lowest quarterly returns were 5.88% and -3.11%, respectively, for the quarters ended June 1995 and March 1994. The year-to-date total return as of September 30, 2002 was 7.21% for Class I Shares.

(1) Because Class A Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Class A Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable

                                       6


distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.


Average  Annual Total Returns (for periods ended  12/31/01)
Class I Shares (1)
All returns reflect reinvested dividends.

                                              1 Year   5 Years   10 Years
                                              ------   -------   --------
Full Maturity Fixed Income Fund
     Return Before Taxes                       7.97%   6.84%     6.55%
     Return After Taxes on Distributions       5.62%   4.25%     3.70%
     Return After Taxes on Distributions
     and Sale of Fund Shares                   4.81%   4.10%     3.98%

Lehman Brothers Government/Corporate(2)
     Intermediate Total Return Index           8.98%   7.09%     6.81%
Lehman Brothers Aggregate Bond Index(2)        8.42%   7.43%     7.23%
(reflects no deduction for fees, expenses or taxes)

(1) Because Class A Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Class A Shares will differ from the Class I Shares.

(2) Performance was previously compared against the Lehman Brothers Aggregate Bond Index but was changed to the Lehman Brothers Government/Corporate Intermediate Total Return Index because it is a more appropriate benchmark. The Lehman Brothers Government/Corporate Intermediate Total Return Index is a total return index consisting of investment grade corporate debt issues, as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lehman Brothers Aggregate Bond Index and The Lehman Brothers Government/Corporate Intermediate Total Return Index are trademarks of Lehman Brothers, Inc.

                                        7

                                AHA BALANCED FUND

Investment Objective

The Fund seeks to provide a combination of growth of capital and income.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Balanced Master Portfolio. The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests no more than 75% of its net assets (at market value at the time of purchase) in common stocks that the Portfolio's Investment Managers believe offer long-term growth and/or income potential and at least 25% of its net assets in fixed income securities, some of which may be convertible into common stocks. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Portfolio has no restrictions on market capitalization.


The Portfolio's Investment Managers pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares. For the fixed income portion of the Portfolio, the Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

For the equity portion of the Portfolio, the investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

o prices they believe are significantly below the intrinsic value of the company;

o    favorable prospects for earnings growth;

o    above average return on equity and dividend yield; and

o    sound overall financial condition of the issuer.


An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives are identified.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Market Risk

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

                                        8


o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

Performance


     The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[BAR CHART APPEARS HERE]

Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)

1992:   5.06%
1993:  10.76%
1994:  -1.93%
1995:  25.02%
1996:  18.05%
1997:  24.45%
1998:   8.83%
1999:  15.43%
2000:   1.61%
2001:   1.27%


During the periods included in this bar chart, the highest and lowest quarterly returns were 12.71% and -8.39%, respectively, for the quarters ended December 1998 and September 1998. The year-to-date total return as of September 30, 2002 was -14.65% for Class I Shares.

(1) Because Class A Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Class A Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any

                                       9

taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.

Average Annual Total Returns (for periods ended 12/31/01)
Class I Shares(1)
All returns reflect reinvested dividends.

                                                     1 Year    5 Years  10 Years
                                                     ------    -------  --------
Balanced Fund
     Return Before Taxes                               1.27%     9.98%  10.48%
     Return After Taxes on Distributions              (0.40)%    4.46%    6.00%
     Return After Taxes on Distributions
     and Sale of Fund Shares                           1.20%     6.17%    6.45%
S&P 500(R)Stock Index(2)                             (11.86)%   10.71%   12.93%
(reflects no deduction for fees, expenses or taxes)

Lehman Brothers Aggregate Bond Index(2)                8.42%     7.43%   7.23%
(reflects no deduction for fees, expenses or taxes)

(1) Because Class A Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Class A Shares will differ from the Class I Shares.

(2) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers, Inc.

                                       10

                           AHA DIVERSIFIED EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Diversified Equity Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment styles and research techniques to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in common stocks that are diversified among various industries and market sectors. The Portfolio may also invest up to 20% of its net assets at the time of purchase in fixed income securities, including money market instruments, having one of the three highest ratings of Moody's or S&P. The Portfolio has no restrictions on market capitalization.


The investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

o prices they believe to be significantly below the intrinsic value of the company;

o    favorable prospects for earnings growth;

o    above average return on equity and dividend yield; and

o    sound overall financial condition of the issuer.


An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives are identified.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Market Risk

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

                                       11

Performance

     The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[BAR CHART APPEARS HERE]

Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)

1992:   9.51%
1993:  10.02%
1994:  -0.39%
1995:  33.73%
1996:  23.35%
1997:  33.64%
1998:  16.67%
1999:  20.98%
2000:  -2.92%
2001:  -2.05%


During the periods included in this bar chart, the highest and lowest quarterly returns were 20.91% and -12.59%, respectively, for the quarters ended December 1998 and September 1998. The year-to-date total return as of September 30, 2002 was -24.78% for Class I Shares.

(1) Because Class A Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Class A Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

                                       12

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.


Average Annual Total Returns (for periods ended 12/31/01)
Class I Shares(1)
All returns reflect reinvested dividends.
                                                     1 Year   5 Years   10 Years
                                                     ------   -------   --------
Diversified Equity Fund
     Return Before Taxes                             (2.05)%  12.40%    13.51%
     Return After Taxes on Distributions             (3.49)%   9.26%    10.32%
     Return After Taxes on Distributions
     and Sale of Fund Shares                         (0.64)%   8.11%     8.50%

S&P 500(R)Stock Index(2)                            (11.86)%  10.71%    12.93%
(reflects no deduction for fees, expenses or taxes)

Russell 1000(R)Value Index(2)                        (5.59)%  11.14%    14.15%
(reflects no deduction for fees, expenses or taxes)

(1) Because Class A Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares, one of the Fund's other classes of shares, which are offered to institutional investors by a separate prospectus. Class A Shares and Class I Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Class A Shares will differ from the Class I Shares.

(2) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. Russell 1000(R) Value Index is a registered trademark of The Frank Russell Company.


                                       13


                           AHA U.S. GROWTH EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests substantially all of its assets in the U.S. Growth Equity Master Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in the common stocks of U.S. issuers, but may also invest up to 10% of its net assets at the time of purchase in the common stocks of non-U.S. companies. The Portfolio may also invest up to 20% of its net assets at the time of purchase in fixed income securities, including money market instruments, having one of the three highest ratings of Moody's or S&P.

The Portfolio typically will invest in a security of a company that has one or more of the following characteristics:


o    a market capitalization of at least $5 billion at the time of investment;
o superior earnings growth prospects (relative to companies in the same industry or the market as a whole);
o    high profitability;
o    superior management; and
o    a sustainable competitive advantage.


The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or it identifies more attractive investment alternatives.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o        Market Risk
o        Growth Securities Risk
o        Credit Risk
o        Interest Rate Risk
o        Prepayment Risk
o        Foreign Securities Risk
o        Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

Performance


     Performance information for the Fund has not been presented because the Fund had not commenced operations and therefore had not been in operation for a full calendar year.


                                       14

                       AHA INTERNATIONAL CORE EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund invests substantially all of its assets in the International Core Equity Master Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes (at market value at the time of purchase), in the common stock and depository receipts of foreign issuers domiciled in developed countries within Europe, Australia and the Far East. The Portfolio also may invest up to 20% of its net assets in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P.

The Portfolio buys and sells foreign currencies to enable it to purchase and sell securities in markets outside the U.S. The Portfolio may use other hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular markets. These strategies, commonly called derivatives, involve the use of financial instruments the values of which depend on, or are derived from, the value of an underlying security, index or currency. Although the Portfolio may engage in foreign currency hedge transactions to help reduce risk, those transactions may not be effective or appropriate in particular situations, nor will they protect against declines in security values.

The Portfolio typically will invest in the securities of a company that the Investment Manager believes has one or more of the following characteristics:


o    a leader in its industry on a global, regional or local basis;

o consistent and superior earnings growth (relative to companies in the same industry or the market as a whole);

o    high profitability;

o    superior management; and

o    sustainable competitive advantage.


The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or it identifies more attractive investment alternatives.


                                       15

Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Market Risk
o    Foreign Securities Risk
o    Currency Risk
o    Credit Risk
o    Interest Rate Risk
o    Prepayment Risk=
o    Hedging Risk
o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

Performance


     Performance information for the Fund has not been presented because the Fund had not commenced operations and therefore had not been in operation for a full calendar year.


                                       16

                          PRINCIPAL RISK CONSIDERATIONS

     There is no guarantee that a Fund will be able to achieve its investment objective. The value of your investment in a Fund will change with the value of the Portfolio in which that Fund invests, which means that you may lose money by investing in any of the Funds. The principal risks of investing in the various Funds are summarized in the chart below.


------------------------ -------- -------- -------- ----------- ------ -------------
                          Limited   Full
                         Maturity  Maturity                      U.S.
                           Fixed    Fixed           Diversified Growth International
                          Income    Income Balanced   Equity    Equity  Core Equity
------------------------ -------- -------- -------- ----------- ------ -------------
Credit Risk                  X      X          X          X        X           X
------------------------ -------- -------- -------- ----------- ------ -------------
Currency Risk                                                                  X
------------------------ -------- -------- -------- ----------- ------ -------------
Foreign Securities Risk                                            X           X
------------------------ -------- -------- -------- ----------- ------ -------------
Growth Securities Risk                                             X
------------------------ -------- -------- -------- ----------- ------ -------------
Hedging/Derivatives Risk                                                       X
------------------------ -------- -------- -------- ----------- ------ -------------
Interest Rate Risk           X      X          X          X        X           X
------------------------ -------- -------- -------- ----------- ------ -------------
Management Risk              X      X          X          X        X           X
------------------------ -------- -------- -------- ----------- ------ -------------
Market Risk                                    X          X        X           X
------------------------ -------- -------- -------- ----------- ------ -------------
Prepayment Risk              X      X          X          X        X           X
------------------------ -------- -------- -------- ----------- ------ -------------


     Credit Risk - The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.


     Currency Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies will negatively affect the values of the Fund's non-U.S. investments. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily for many reasons, including changes in interest rates, currency controls or adverse political or economic developments.

     Foreign Securities Risk - The risk that the prices of foreign securities, including depository receipts that trade on U.S. markets may be more volatile than securities of U.S. issuers or securities that trade exclusively on U.S. markets due to limited availability of public information concerning foreign issuers, less securities regulation, less liquidity, exchange controls or exchange rate fluctuation, less favorable tax provisions, restrictions on currency transfer, expropriation, limits on repatriation of capital or other adverse political or economic

                                       17

developments. To the extent that a Portfolio focuses its investments in a particular currency or narrowly defined area, such as the Pacific Rim, it generally will have more exposure to regional economic risks associated with foreign investments because companies in those areas may share common characteristics and often are subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

     Growth Securities Risk - The risk that an investment in the equity securities of the companies that the Investment Manager believes will experience relatively rapid earnings growth may be volatile. The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities. Growth stocks may not perform as well as other asset types during given periods.

     Hedging Risk - The risk that downward price changes in a security may result in a loss greater than the Portfolio's investment in the security. This risk exists through the use of certain securities or techniques (e.g., derivative securities or purchases on margin) that tend to magnify changes in an index or market.

     Interest Rate Risk - The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.


     Management Risk - The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund or Portfolio to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on each Fund's ability to achieve its investment objective. The Portfolios, with the exception of the Limited Maturity Fixed Income Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio use multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's and/or the Fund's realization of capital gains.


     Market Risk - The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a section of the economy, or the market as a whole. Equity securities generally have greater price volatility in response to company, market, economic or other news than fixed income securities.


     Prepayment Risk - The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

                                       18

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

     The investment objective of each Fund is fundamental and may not be changed by the board of directors of the Funds (the "Board of Directors") without shareholder approval.

Temporary Defensive Investments

     During periods of adverse market or economic conditions, the Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio may temporarily invest all or a substantial portion of their assets in fixed income securities and money market instruments having one of the three highest ratings of Moody's or S&P, or may hold cash. Such a defensive position may prevent a Fund from meeting its investment objectives.

Portfolio Turnover


     There are no limits on portfolio turnover. Turnover may vary significantly from year to year. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio and the Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and its equity segment will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. It is estimated that the portfolio turnover rate of the U.S. Growth Equity Master Portfolio, the International Core Equity Master Portfolio and the Diversified Equity Master Portfolio will not exceed 150%. Portfolio turnover may produce capital gains or losses that result in tax consequences for Fund investors. Portfolio turnover also increases transaction expenses, which reduces a Fund's return.


                                FEES AND EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of a Fund.


Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                5.00%*

Maximum Deferred Sales Charge (Load)                            None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends     None

Exchange Fee                                                    None

Redemption Fee                                                  None

* The initial sales charge declines based on the amount purchased according to the schedule set forth below under "Sales Charges."

                                       19

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets)

----------------------------------------------------------------------------------------
                                                                         U.S.    Int'l
               Expense      Limited     Full              Diversified   Growth   Core
                            Maturity  Maturity  Balanced     Equity     Equity   Equity
----------------------------------------------------------------------------------------
Management Fees(2)           0.50%     0.50%     0.75%       0.75%      0.75%    1.00%
----------------------------------------------------------------------------------------
Distribution (12b-1) Fees    0.25%     0.25%     0.25%       0.25%      0.25%    0.25%
----------------------------------------------------------------------------------------
Other Expenses               0.33%     0.69%     0.95%       0.38%      0.68%(4) 0.81%(4)
----------------------------------------------------------------------------------------
Total Annual Fund Operating  1.08%     1.44%     1.95%       1.38%      1.68%(4) 2.06%(4)
   Expenses(3)
----------------------------------------------------------------------------------------


(1) The fees and expenses described in this table and the Examples below reflect the fees and expenses of each Fund and the Fund's share of the expenses of the Portfolio into which it invests. Expenses are based on amounts incurred by the Funds during the fiscal year ended June 30, 2002, but "Other Expenses" do not include certain amounts that the Funds incurred during this period and do not anticipate to incur in the future.

(2) The Fund and Portfolio pay CCM Advisors, LLC ("CCM Advisors"), the Fund's administrator, an administrative services fee at the annual rate of $20,000 and 0.055% of the Portfolio's average daily net assets, respectively, which is included in "Other Expenses."

(3) CCM Advisors has undertaken to reimburse each Fund to the extent that the total operating expenses exceed the levels indicated below:

                                                Expense Level
       Fund                            (as a % of average daily net assets)
       ----                            ------------------------------------
       Limited Maturity                           1.25%
       Full Maturity                              1.25%
       Balanced                                   1.75%
       Diversified Equity                         1.50%
       U.S. Growth Equity                         2.00%
       International Core Equity                  2.25%


     CCM Advisors or the Funds may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking. When CCM Advisors has reimbursed a Fund for expenses that exceed the levels shown above, CCM Advisors may recover the reimbursed amounts for a period that does not exceed three years, to the extent this can be done without exceeding the expense limits.

(4) Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur.


Example: This example is intended to help you compare the cost of investing in a Fund with that of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that operating expenses remain the same. The example is for illustration only, your actual costs may be higher or lower then the amounts shown.

                                       20

--------------------------------------------------------------------------------
                                                                 U.S.    Int'l
Time Period  Limited      Full                   Diversified    Growth   Core
             Maturity   Maturity     Balanced      Equity       Equity   Equity
--------------------------------------------------------------------------------
1 year         $110         $147         $198          $140    $171      $209
--------------------------------------------------------------------------------
3 years        $343         $456         $612          $437    $530      $646
--------------------------------------------------------------------------------
5 years        $595         $787       $1,052          $755    N/A        N/A
--------------------------------------------------------------------------------
10 years     $1,317       $1,724       $2,275        $1,657    N/A        N/A
--------------------------------------------------------------------------------


                             SHAREHOLDER INFORMATION

Pricing of Fund Shares


     Shares of the Funds are bought and sold at net asset value on each day the New York Stock Exchange ("NYSE") is open for regular session trading, that is not a bank holiday. Net asset value is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their net asset value at the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Time.

     Investments in the Portfolios are valued based on a Fund's proportionate ownership interest in the Portfolio's aggregate net assets. The aggregate net asset value of the Portfolio is determined daily at the close of the regular trading on the NYSE, usually 4:00 p.m., Eastern Time, on each day the NYSE is open for regular session trading.

     Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are valued by a method that the Master Fund's board of trustees believes reflects a fair value. A Fund may also use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary market on which the security is traded. The effect of fair-value pricing will be that net asset value will not be based on quoted prices, but on a price which the Master Fund's board of trustees believes reflects the current and true price of the security.

     Values of foreign securities are translated from local currencies into U.S. dollars using currency exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days the NYSE is open. Accordingly, the value of a Portfolio's securities may change on days when a Fund does not calculate its NAV and shareholders are not able to buy or sell Fund shares.


Investment Minimums

     The minimum initial investment in each Fund is $1,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

                                       21


How to Buy Shares


     You may purchase shares on any day that the NYSE is open for regular session trading that is not a bank holiday. There are three ways to purchase shares of the Fund:


---------------------------------------------------------------------------------------------------
                                     BY MAIL
---------------------------------------------------------------------------------------------------

TO OPEN AN ACCOUNT:                                            TO ADD TO AN ACCOUNT:
-------------------                                            ---------------------
Complete and sign an application.
                                               Make your check payable to the Fund in which you
Make your check payable to the Fund in which   choose to invest.  The check must be drawn on a U.S.
you choose to invest.  The check must be       bank.  The Funds will not accept third-party
drawn on a U.S. bank and payable in U.S.       checks.  Please be sure to furnish your taxpayer
dollars. The Funds will not accept third-      identification number.  Please include your account
party checks.                                  number on the check and send your check to:

Send your completed application and check to:
Regular Mail:                                  Regular Mail:

   AHA Investment Funds, Inc.                                AHA Investment Funds, Inc.
c/o U.S. Bancorp Services, LLC                            c/o U.S. Bancorp Services, LLC
          P.O. Box 701                                              P.O. Box 701
    Milwaukee, WI 53201-0701                                  Milwaukee, WI 53201-0701

Overnight Delivery                             Overnight Delivery
   AHA Investment Funds, Inc.                                AHA Investment Funds, Inc.
c/o U.S. Bancorp Services, LLC                            c/o U.S. Bancorp Services, LLC
    615 East Michigan Street                                  615 East Michigan Street
       Milwaukee, WI 53202                                       Milwaukee, WI 53202

You may make an  initial  investment  prior
to U.S.  Bancorp's  receipt  of your completed
application;  however, redemptions will not be
processed or paid until U.S. Bancorp receives
your completed application.
---------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                  BY BANK WIRE
----------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                                       TO ADD TO AN ACCOUNT:

Complete, sign and mail your completed application to:    Call the Fund at 1-800-445-1341, during business
                                                          hours, to initiate your purchase.  Please be
    AHA Investment Funds, Inc.                            sure to furnish your account number.
c/o U.S. Bancorp Fund Services, LLC
           P.O. Box 701                                   Wire your funds to:
     Milwaukee, WI 53201-0701
                                                                  U.S. Bank, N.A.
Overnight Delivery:                                       Account of U.S. Bancorp Fund Services, LLC
                                                               777 East Wisconsin Ave.
                                       22

  AHA Investment Funds, Inc.
c/o U.S. Bancorp Services, LLC                                     Milwaukee, WI
   615 East Michigan Street                                    ABA Number 042000013
      Milwaukee, WI 53202                                 For Credit to: AC #112-952-137
                                                          Account Name: Name of Investor
                                                                        Fund Name
You may make an initial investment prior to U.S.
Bancorp's  receipt of your completed
application; however, redemptions will not be
paid until U.S. Bancorp receives your completed           If you wish to make purchases via Electronic
application.                                              Funds Transfer, please call the Funds at
                                                          1-800-445-1341

                                                          during business hours to initiate the Electronic
Call the Fund at 1-800-445-1341, during business          Funds Transfers through your checking/savings
hours, to initiate your purchase.  Please be sure         account. Electronic Funds Transfers are not
to furnish your  taxpayer identification number.          allowed for initial purchase, only subsequent
                                                          purchase.

                     Wire your funds to:                  Amounts sent by wire or electronic funds must be
                       U.S. Bank, N.A.                    received by 4:00 p.m. (Eastern Time) in order to
         Account of U.S. Bancorp Fund Services, LLC       buy shares that day.
                   777 East Wisconsin Ave.
                        Milwaukee, WI
                    ABA Number 042000013
               For Credit to: AC #112-952-137
               Account Name: Name of Investor
                         Fund Name
----------------------------------------------------------------------------------------------------------

The Funds do not impose charges for wire services, but your bank may impose such charges.

The Fund and U.S. Bank are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

--------------------------------------------------------------------------------
             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------

Contact  your  financial   institution  or  financial   professional   for  more
information.

If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.

--------------------------------------------------------------------------------


Additional Information About Purchasing Shares


o As long as the Funds receive your purchase order and Federal funds before the close of regular session trading on the NYSE (generally 4:00 p.m., Eastern Time), your shares will be considered to be received that day and your shares will be purchased at that day's net asset value. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's net asset value.

o You will begin earning dividends on the next business day after your purchase order is executed.

o The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance (See "Policy on Trading of Fund Shares"). The Funds also reserve the right to reject certain purchase requests in connection with various anti-money laundering laws and regulations. The Funds will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase request.

o The Funds will not accept cash, money orders, travelers checks or starter checks.


o You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

o The Funds will not issue share certificates (although share certificates have been issued in the past).

Sales Charges

     You may be subject to an initial sales charge when you purchase shares, or a contingent deferred sales charge (CDSC) when you sell your shares under certain circumstances. These sales charges are described below. In some circumstances these sales charges may be waived. These circumstances are described below and in the Statement of Additional Information.

     Your purchase of Class A Shares is subject to a sales charge that is included in the offering price. The sales charge is based on the amount of your investment and is the commission paid to the financial advisor firm on the sale of the shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account.

     The initial sales charge varies depending upon the size of your purchase as shown below:

Initial Sales Charge

-------------------- ------------------- ------------ ----------------------
Amount of Purchase                                    Commission retained by
                                             As a %      Financial Advisor
                            As a % of     of Offering          as a %
                     Net Amount Invested     Price       of Offering Price
-------------------- ------------------- ------------ ----------------------
Less than $25,000           5.26%            5.00%             4.75%
-------------------- ------------------- ------------ ----------------------
$25,000 to $49,999          4.43%            4.25%             4.00%
-------------------- ------------------- ------------ ----------------------
$50,000 to $99,999          3.63%            3.50%             3.25%
-------------------- ------------------- ------------ ----------------------
$100,000 to $249,999        3.09%            3.00%             2.75%
-------------------- ------------------- ------------ ----------------------
$250,000 to $499,999        2.30%            2.25%             2.00%
-------------------- ------------------- ------------ ----------------------
$500,000 to $999,999        1.52%            1.50%             1.25%
-------------------- ------------------- ------------ ----------------------
$1,000,000 or more          None             None               None
-------------------- ------------------- ------------ ----------------------

     Class A shares purchased without an initial sales charge in accounts aggregating $1,000,000 or more at the time of purchase and redeemed within 12 months of the date of purchase are subject to a CDSC equal to 1.00% of the lesser of the purchase price or net asset value at the time of sale.

     Shares purchased by certain institutional investors receiving investment advice from an intermediary, including 401(k) or 403(b) qualified employee benefit plans with at least $500,000 or more in plan assets are not subject to an initial sales charge. The Fund reserves the right to change the minimum without notice. In addition, a Fund will not impose a sales charges upon the initial purchase of Class A Shares for an investor who is reinvesting the proceeds from the redemption of another Fund's shares, provided that the shares were initially subject to a sales charge and the reinvestment occurs within thirty days of the redemption.

     The Funds' distributor is Quasar Distributors, LLC (the "Distributor"). The Distributor normally retains a portion of the sales charge from the sale of Class A Shares and pays the balance to the broker-dealer or other financial intermediary through which the sale was made. The Distributor may also pay fees to banks from sales charges for services performed on behalf of their customers in connection with the purchase of shares of the Funds. In addition, entities whose clients have purchased Class A shares may be paid a trailing commission equal to 0.25 of 1% annually of the average daily value of such shares held by their clients.

     In addition to the commissions paid to dealers, the Distributor or CCM Advisors may pay cash compensation to dealers in connection with sales of shares of a Fund.

How to Exchange Shares


     Shares of any Fund may be exchanged for the same class of shares of any other Fund on the basis of the respective net asset values of the Funds at the time of exchange. An exchange involves the redemption of shares of one Fund and investment of the redemption proceeds in the same class of shares of another Fund. Redemptions will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Fund to be acquired will be purchased after receipt of your redemption request at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Fund whose shares are being acquired. An exchange is a sale and any gain or loss realized on an exchange may be recognized for federal income tax purposes. You will not pay either an initial sales charge or a CDSC when exchanging shares. However, when you redeem the shares acquired through the exchange, the shares redeemed may be subject to a CDSC, depending on when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the Fund will compute the length of time you have owned your shares from the date of your original purchase. The Fund reserves the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use.

     If you wish to exchange between Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number. There are three ways to exchange your shares:


--------------------------------------------------------------------------------

                                     BY MAIL
--------------------------------------------------------------------------------
Send a written request using the procedures for written redemption requests below.

No signature guarantee is required.

If you were issued certificates for the shares being exchanged, the signed certificates and completed stock power form must accompany your written request.

                  For further information call: 1-800-445-1341.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  BY TELEPHONE
--------------------------------------------------------------------------------
You  must  request  telephone  exchange   privileges  on  your  initial  account
application.

To authorize telephone exchanges after establishing your Fund account, send a signed written request to:


                           AHA Investment Funds, Inc.
                       c/o U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street - 3rd Floor
                               Milwaukee, WI 53202


To request an exchange, call: 1-800-445-1341

Shares exchanged by telephone must have a value of $1,000 or more.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact  your  financial   institution  or  financial   professional   for  more
information.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------


     Excessive trading can hurt both performance and shareholders. If you make excessive exchanges, the Funds may limit the number of exchanges between Funds, modify or discontinue the exchange privilege and impose fees for its use upon not less than sixty days written notice to shareholders. (See "Policy on Trading of Fund Shares").

How to Sell Shares

     You may redeem some or all of your shares on any day the NYSE is open for regular session trading and that is not a bank holiday. The Funds ordinarily will pay redemption proceeds within seven days after receipt and acceptance of your redemption request. Redemption proceeds will be paid by wire transfer of Federal funds to the bank account designated on your account application. Upon request, the Funds will pay redemption proceeds by check mailed to your address of record.

     There are three ways to redeem your shares:

--------------------------------------------------------------------------------

                                     BY MAIL
--------------------------------------------------------------------------------
Complete a written redemption request that includes:

o        the Fund's name;

o        your account number;

o        each account owner's name and address;

o        the dollar amount or number of shares to be sold; and

o        the signature of each owner as it appears on the account.

Send the written request to:

  Regular Mail:                      Overnight Delivery:

  AHA Investment Funds, Inc.         AHA Investment Funds, Inc.
  c/o U.S. Bancorp Services, LLC     c/o U.S. Bancorp Services, LLC
  P.O. Box 701                       615 East Michigan Street
  Milwaukee, WI 53201-0701           Milwaukee, WI  53202


If you were issued certificates for the shares being redeemed, the signed certificates and completed stock power form must accompany your written request.

--------------------------------------------------------------------------------
                                       27
--------------------------------------------------------------------------------

                                  BY TELEPHONE
--------------------------------------------------------------------------------

You must make arrangements to redeem by telephone prior to the redemption. Please call 1-800-445-1341 for more information or to redeem during regular business hours.

Please be sure to furnish your taxpayer identification number.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact  your  financial   institution  or  financial   professional   for  more
information.

Redemption requests must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------

Additional Information About Selling Shares

o As long as the Funds receive your redemption request in proper form before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), your shares will be sold at that day's net asset value. A redemption request is in proper form if it includes all of the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day's net asset value.

o Shares generally continue earning dividends until the next business day after your trade date.

o If you were issued stock certificates for your shares, you must forward the certificates and a stock power, along with your redemption or exchange request. Each must be signed on behalf of the registered shareholder or by an authorized signatory.

o The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

o Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.


o Generally, payment of redemption proceeds will be made to your pre-authorized bank account within seven days of receipt and processing of your redemption request. If you recently have made a purchase, a Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment, which may take up to 15 days from the date of purchase.


                                       28

o The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of a Fund.

o The Funds reserve the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

Additional Information About Telephone Transactions


     You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.


     During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Policy on Trading of Fund Shares

     The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt investment management and increase Fund expenses. To promote the best interests of the Funds, each Fund reserves the right to reject any purchase order or exchange request it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund.

Automatic Redemption of Small Accounts

     The Funds reserve the right to redeem accounts having a value less than $500, unless the account value was reduced due to market activity. Proceeds from such a redemption will be sent directly to the shareholder. Before automatically redeeming your account, the Funds will notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.

                                       29

Reporting to Shareholders

     To reduce the volume of mail that you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-445-1341, if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

Distribution and Service Fees


     The Funds' distributor is Quasar Distributors, LLC (the "Distributor"). The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is a broker-dealer registered with the Securities and Exchange Commission.


     The Class A Shares of each Fund have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that permits the Funds to pay the Distributor a monthly fee as compensation for providing services to support the sale and distribution of the Funds' shares. The annual service fee may equal up to 0.25% of the average net assets of the Class A Shares of each Fund. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

                             MASTER/FEEDER STRUCTURE


     Each Fund is a "feeder fund" in a "master/feeder" structure in which each Fund, instead of investing all of its assets directly in a portfolio of securities, pursues its investment objective by investing substantially all of its investable assets in a larger "master" portfolio which has the same investment objective and substantially similar investment policies and restrictions. Other funds with similar investment objectives and restrictions may also invest in the same master portfolio.

     Each Fund bears its corresponding Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Portfolio. Each Fund can set its own transaction minimums, fund-specific expenses and conditions. The investment performance of each Fund depends on the investment performance of the Portfolio in which it invests. If the investment policies of a Fund and a Portfolio become inconsistent, the Board of Directors may determine to withdraw a Fund's assets from a Portfolio if it believes doing so is in the best interest of the Fund and its shareholders. If the Board of Directors withdraws assets of a Fund from a Portfolio, the Board of Directors would then consider whether that Fund should invest in another master portfolio or whether to take other actions.


     For more information on the master/feeder structure, see the Statement of Additional Information.

                                       30

                             MANAGEMENT OF THE FUNDS

Investment Adviser

     CCM Advisors serves as each Portfolio's investment adviser. Subject to the supervision of the Master Fund's board of trustees, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of each Portfolio, including monitoring the performance of each Portfolio's Investment Manager(s). CCM Advisors' principal office is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.


     CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of September 30, 2002, CCM affiliated firms managed assets for clients in excess of $16 billion.


     CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Funds and the Portfolios and pays the salaries and other costs of employing all of those persons. CCM Advisors furnishes the Funds and Portfolios with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Funds and Portfolios pay for all of their own expenses.


     Each Portfolio pays a management fee to CCM Advisors determined as a percentage of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. Out of the advisory fees that it receives from each Portfolio, CCM Advisors pays each Portfolio's Investment Manager for its sub-advisory services. The following chart shows the investment advisory fees paid by each Portfolio as a percentage of a Portfolio's average daily net assets, for the fiscal year ended June 30, 2002:

         Limited Maturity Fixed Income Master Portfolio         0.50%
         Full Maturity Fixed Income Master Portfolio            0.50%
         Balanced Master Portfolio                              0.75%
         Diversified Equity Master Portfolio                    0.75%

     U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio have not yet commenced operations. U.S. Growth Equity Master Portfolio will pay an annual management fee of 0.75% of that Portfolio's average daily net assets. International Core Equity Master Portfolio will pay an annual management fee of 1.00% of that Portfolio's average daily net assets.


                                       31

Investment Managers

     CCM Advisors is responsible for the evaluation, selection and monitoring of each Portfolio's Investment Manager(s). CCM Advisors selects Investment Managers based on a variety of factors, including: investment style, performance record and the characteristics of each Investment Manager's typical investments. The assets of each multi-manager Portfolio are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles.

     The Investment Managers manage each Portfolio's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Portfolios. Subject to the oversight of CCM Advisors and the board of trustees of the Master Fund, the Investment Managers have complete discretion as to the purchase and sale of investments for the Portfolios consistent with each Portfolio's investment objective, policies and restrictions.

     Under an exemptive order from the Securities and Exchange Commission, CCM Advisors is permitted to enter into and materially amend portfolio management agreements with Investment Managers that are not affiliated with CCM Advisors without such agreements first being approved by the Portfolio's shareholders, which includes the Funds. The exemptive order also permits the Portfolios and the Funds to disclose: (a) the aggregate fees paid to CCM Advisors and any affiliated Investment Manager and (b) aggregate fees paid to unaffiliated Investment Managers. If a Portfolio employs an Investment Manager affiliated with CCM Advisors, the Portfolio and Fund will provide separate disclosure of any fees paid to that Investment Manager. In addition, it is a condition of the exemptive order that within 90 days of hiring of any new Investment Manager that is unaffiliated with CCM Advisors, CCM Advisors will furnish shareholders of the Portfolios and the Fund with an information statement about the new Investment Manager and Investment Sub-advisory Agreement. Any changes to the investment advisory contract between the Master Fund and CCM Advisors will still require shareholder approval.

     CCM Advisors has ultimate responsibility, subject to oversight of the board of trustees of the master fund, to oversee each investment manager and recommend its hiring, termination and replacement.

Limited Maturity Fixed Income Fund


     The Patterson Capital Corporation ("Patterson") serves as Investment Manager to the Limited Maturity Fixed Income Master Portfolio. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans. As of September 30, 2002, Patterson had approximately $1 billion of assets under management.


                                       32

     The following individuals at Patterson share primary responsibility for the Limited Maturity Fixed Income Master Portfolio:

------------------- ----------------- ------------------------------------------
  Manager           Length of Service              Professional Experience
                                                    (for the past 5 years)
------------------- ----------------- ------------------------------------------
Jean M. Clark       Since 1991        Senior Vice President / Portfolio Manager,
                                      Patterson.
------------------- ----------------- ------------------------------------------
Joseph B. Patterson Since 1998        President, Chief Investment Strategist,
                                      Patterson.
------------------- ----------------- ------------------------------------------

Full Maturity Fixed Income Fund


     Baird Advisors and Western Asset Management Company ("Western") serve as Investment Managers to the Full Maturity Fixed Income Master Portfolio. Baird Advisors is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, and is an institutional fixed income department within Robert
W. Baird & Co., Inc. ("Baird"). Baird provides management services to pension plans, non-profit organizations and individuals. As of September 30, 2002, Baird had approximately $5.1 billion of assets under management.


     The following individuals at Baird Advisors share primary responsibility for the Full Maturity Fixed Income Portfolio:


------------------- ---------- -------------------------------------------------
Manager             Length of               Professional Experience
                    Service                (for the past five years)
------------------- ---------- -------------------------------------------------
Gary A. Elfe        Since 2000 Managing Director, Senior Portfolio Manager,
                               Baird Advisors (since 2000); prior thereto,
                               Senior Vice President, Senior Portfolio Manager, Firstar Investment Research & Management Company, LLC (1978 - 2000).
------------------- ---------- -------------------------------------------------
Daniel A. Tranchita Since 2000 Senior Vice President, Senior Portfolio Manager,
                               Baird Advisors; prior thereto, Senior Vice
                               President, Senior Portfolio Manager, Firstar
                               Investment Research & Management Company, LLC (1989 - 2000).
------------------- ---------- -------------------------------------------------

     Western is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is an independent affiliate of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. Western's Fixed-Income team has responsibility for the management of the Full Maturity Fixed Income Master Portfolio. All portfolios are managed on a team basis. The core investment team at Western has been together for 11 years. The average experience of the portfolio management group is 13 years. As of September 30, 2002, the firm had approximately $90.4 billion in assets under management for institutional clients and approximately $
18.8 billion of assets under management for mutual funds.

                                       33

     The following individual at Western is primarily responsible for the Full Maturity Fixed Income Master Portfolio:

--------------- ------------------ ---------------------------------------------
Manager          Length of Service               Professional Experience
                                                (for the past five years)
--------------- ------------------ ---------------------------------------------
Edward M. Moody Since 2000         Portfolio Manager, Western (since 1985).
--------------- ------------------ ---------------------------------------------

Balanced Fund

     Baird Advisors serves as Investment Manager to the fixed income portion of the Balanced Master Portfolio. Cambiar Investors, Inc. and Freeman Associates Investment Management LLC serve as Investment Managers to the equity portion of the Balanced Master Portfolio. See the descriptions under the Full Maturity Fixed Income Portfolio for information regarding Baird Advisors and the individuals at Baird Advisors who share primary responsibility for the fixed income portion of the Balanced Master Portfolio.

     Cambiar Investors, Inc. ("Cambiar") is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206 and until July 2001, was a subsidiary of United Asset Management Corporation ("UAM"), a subsidiary of Old Mutual plc, a publicly held company. In July 2001, Cambiar's principals purchased Cambiar from UAM/Old Mutual. Cambiar was organized in 1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals. As of September 30, 2002, the firm had approximately $45 million of assets under management.

     The following individuals at Cambiar share primary responsibility for the Balanced Master Portfolio:



------------------ ---------- --------------------------------------------------
Manager            Length of        Professional Experience
                    Service              (for the past five years)
------------------ ---------- --------------------------------------------------
Brian M. Barish    Since 1997 President and Treasurer (since Feb. 2000),
                              Director of Research (since Jan. 1999); Portfolio Manager (since Feb. 1997), Senior Vice President (Jan. 1999 - Jan. 2000), Vice President and Analyst (Feb. 1997 - Dec. 1998), Cambiar; prior thereto, Vice President of Investment Research, Lazard Freres & Co. LLC.

------------------ ---------- --------------------------------------------------
Anna A. Aldrich    Since 1999 Vice President and Portfolio Manager, Cambiar
                              (since 1999); prior thereto, Global Equity
                              Analyst, Bankers Trust Company.
------------------ ---------- --------------------------------------------------
Maria L. Azari     Since 1998 Vice President and Portfolio Manager (since 1999),
                              Securities Analyst (since 1997), Cambiar; prior thereto Investment Analyst, Eaton Vance.
------------------ ---------- --------------------------------------------------

                                       34

Michael J. Gardner Since 1999 Vice President and Portfolio Manager, Cambiar
                              (since 1995); prior thereto, Investment Analyst, Simmons & Co.
------------------ ---------- --------------------------------------------------

     Freeman Associates Investment Management LLC ("Freeman") is located at 16236 San Dieguito Road, Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations. As of September 30, 2002, the firm had approximately $34 billion of assets under management.

     The following individuals at Freeman share primary responsibility for the Balanced Master Portfolio:

--------------- ---------- ----------------------------------------------------
Manager         Length of              Professional Experience
                 Service               (for the past five years)
--------------- ---------- ----------------------------------------------------
John D. Freeman Since 1996 President, Freeman (since 1996); prior thereto,
                           Portfolio Manager, Martingale Asset Management.
--------------- ---------- ----------------------------------------------------
Jeffrey Norman  Since 1999 Executive Vice President (since 1999), Freeman;
                           Risk Manager, ZAIS Group) (1997-1999); prior
                           thereto, Risk Manager, Trader, Mariner Investment Group.
--------------- ---------- ----------------------------------------------------


Diversified Equity Fund

     Cambiar and Freeman serve as Investment Managers to the Diversified Equity Master Portfolio. See the descriptions under the Balanced Fund in this section for information regarding Cambiar and Freeman and the individuals who share primary responsibility for the Diversified Equity Master Portfolio.

                                       35

U.S. Growth Equity Fund


     KCM Investment Advisors ("KCM") serves as Investment Manager to the Portfolio. KCM is located at 300 Drake's Landing Road, Suite 190, Greenbrae, California, 94904 and is an investment management company that manages domestic and international equity and fixed income portfolios for individuals and institutions. As of September 30, 2002, the firm had approximately $608 million of assets under management.

     The  following  individuals  at KCM share  primary  responsibility  for the
Portfolio:

------------------ ---------- --------------------------------------------------
Manager            Length of     Professional Experience
                    Service        (past five years)
------------------ ---------- --------------------------------------------------
Jay Aubrey Kellett Since 2001 Chief Executive Officer, Chief Investment
                              Officer, KCM.
------------------ ---------- --------------------------------------------------
Richard N. Vanscoy Since 2001 Managing Director and Director of Research, KCM
                              (since 1997); prior thereto, Managing Director, Barclays Global Investors (1979 - 1997).
------------------ ---------- --------------------------------------------------
Craig A. Stephens  Since 2001 Principal and Portfolio Manager, KCM (since
                              1997); prior thereto, Senior Equity Manager, RCM Capital Management (1988 - 1997).
------------------ ---------- --------------------------------------------------
John A. Lundin     Since 2001 Principal and Portfolio Manager, KCM (since May
                              2000); prior thereto, Senior Vice President,
                              Portfolio Manager, Scudder Stevens and Clark
                              (1981 - 2000).
------------------ ---------- --------------------------------------------------
Patricia Small     Since 2001 Principal and Portfolio Manager, KCM (since July
Kellett 2000), prior thereto, Treasurer, Regents of the University of California (1996 - 2000).
------------------ ---------- --------------------------------------------------
William Prince     Since 2001 Chief Operating Officer, KCM (since Sept. 2000);
                              Investment Manager, Fischer Investments (Jan.
                              2000 - Aug. 2000); prior thereto, Vice President and Director, Wall Street Associates
                              (Feb. 1992  - Oct. 1999).
------------------ ---------- --------------------------------------------------


     Appendix A to this Prospectus shows the investment performance for KCM. This information is provided to illustrate KCM's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

                                       36

International Core Equity Fund


     Pyrford International PLC ("Pyrford") serves as Investment Manager to the Portfolio. Pyrford is located at 79 Grosvenor Street - Mayfair, London, England W1J3JU. Founded in 1987, Pyrford is majority-owned by Pyrford Capital Limited, which is 40% owned by employees and 49% by Euro Equity Holdings SA, a European investment company. As of September 30, 2002, the firm had approximately $1 billion of assets under management.

     The following  individuals at Pyrford share primary  responsibility for the
Portfolio:

----------------------- ----------- --------------------------------------------
           Manager      Length of       Professional Experience
                         Service        (for the past five years)
----------------------- ----------- --------------------------------------------
Bruce L. Campbell       Since 2001  Chief Investment Officer and Chief Executive
                                    Officer, Pyrford.
----------------------- ----------- --------------------------------------------
Anthony N. Cousins, CFA Since 2001  Portfolio Manager, United Kingdom and
                                    Europe, Pyrford.
----------------------- ----------- --------------------------------------------
Charu L. Fernando, CFA  Since 2001  Portfolio Manager, Asia and Canada,
Pyrford.
----------------------- ----------- --------------------------------------------


     Appendix B to this Prospectus shows the investment performance for Pyrford. This information is provided to illustrate Pyrford's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Funds distribute to shareholders virtually all of their net income (interest less expenses). It is expected that dividends from net investment income will be declared and paid on the following schedule:


Declared   Payable                              Funds

Monthly    End of each month.              Limited Maturity Fixed Income Fund
                                           and Full Maturity Fixed Income Fund

Quarterly  Mid - March, June, September,   Balanced Fund; Diversified Equity
           and December                    Fund; U.S. Growth Equity Fund; and
                                           International Core Equity Fund


     A Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. Dividends and other distributions will be automatically reinvested in more shares of your Fund unless you request otherwise.

                                       37

Taxes

     The discussion below regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

     The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

o The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.


o Distributions declared in October, November or December -- if paid to you by the end of the following January--are taxable for federal income tax purposes as if received in December.


o Any dividends and distributions of short-term capital gains, if any, received by you are taxable to you as ordinary income for federal income tax purposes. A Fund's distributions of long-term capital gains, if any, are taxable to you as capital gains.

o Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

o Each of the U.S. Growth Equity Fund and International Core Equity Fund may receive income from sources in foreign countries and that income may be subject to foreign taxes at its source. If a Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce the Fund's dividend but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. The Fund will send you detailed information about the foreign tax credit or deduction each year.

     By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

o    provide us with your correct taxpayer identification;

o    certify that your taxpayer identification is correct;

o    certify that you are a U.S. person; and

o    confirm that you are not subject to backup withholding.

                                       38


     The backup withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when it will revert to 31% unless amended by Congress.


     The Fund must withhold taxes from your account if the IRS instructs us to do so.

     If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

                                       39


FINANCIAL HIGHLIGHTS


     The following tables are intended to help you understand each Fund's financial performance for the last five years as it relates to Class I Shares (not Institutional Servicing Class Shares). Certain information reflects financial results for a single Class I Share. Because Institutional Servicing Class Shares have not previously been issued, similar information does not exist for them. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request. For each year shown, all information is for the fiscal year ended June 30. Information is not presented for U.S. Growth Equity Fund or International Core Equity Fund because those Funds have not yet commenced operations.

             AHA Limited Maturity Fixed Income Fund - CLASS I SHARES
                          FOR THE PERIOD ENDED JUNE 30,



-----------------------------------------------------
PER SHARE DATA (1)                      2002        2001       2000        1999       1998
                                        ----        ----       ----        ----       ----

Net Asset Value
    Beginning of Period...............  $10.43     $10.11     $10.20      $10.22     $10.16
                                        ------     -------    -------     -------    ------

Income from Investment Operations:
    Net investment income.............    0.44       0.63       0.58        0.53       0.60
    Net realized and unrealized
        gain (loss) on investments....    0.22       0.32      (0.09)      (0.02)      0.06
                                        ------     -------    -------     -------    ------
           Total gain from
                 investment operations    0.66       0.95       0.49        0.51       0.66
                                        ------     -------    -------     -------    ------
Less Distributions:
    From net investment income........   (0.44)     (0.63)     (0.58)      (0.53)     (0.60)
    From realized gains...............      --         --         --           --         --
                                        ------     -------    -------     -------    ------

           Total distributions........   (0.44)     (0.63)     (0.58)      (0.53)     (0.60)
                                        ------     -------    -------     -------    ------
Net Asset Value, end of period........  $10.65     $10.43     $10.11      $10.20     $10.22
                                        ======      ======     ======      ======     ======
Total Return on Net Asset Value (2)...    6.16%      9.17%      4.37%       4.59%      6.11%

SUPPLEMENTAL DATA AND RATIOS:
    Net assets, end of period (000's).   $85,644   $51,076    $85,813    $104,675   $129,717
    Ratio of net operating expenses to    0.76%(5)   0.24%      0.14%       0.12%      0.12%
        average net assets (3)(4).....
    Program service fee (4) ..........    0.13%      0.50%      0.50%       0.50%      0.50%
    Ratio of investment income
        to average net assets(3)......    4.00%(5)   6.50%      5.86%       5.30%      5.92%
    Portfolio turnover rate...........   60.24%(6) 189.31%    161.89%     176.78%    144.97%


(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.

(3) Ratios include all management fees and expenses except for the program services fee.

(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the CCM Advisors' expense ratio is included as a general operating expense of the fund.

(5) Operating expense is net of reimbursement and waivers. The ratio excluding reimbursements and waivers for the period ended June 30, 2002 would have been 0.78%. The ratio of net investment income to average net assets, excluding reimbursements and waivers for the period ended June 30, 2002 would have been 3.98%.

(6) Rate listed represents the portfolio turnover rate from July 1, 2002 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

                                       40

              AHA Full Maturity Fixed Income Fund - CLASS I SHARES
                         FOR THE PERIOD ENDED JUNE 30,


--------------------------------------------------
PER SHARE DATA (1)                              2002       2001       2000       1999      1998
                                                ----       ----       ----       ----      ----
Net Asset Value
         Beginning of Period................. $10.10      $9.68       $9.85     $10.18     $9.79
                                              ------     -------    -------     -------    ------
Income from Investment Operations:

         Net investment income...............   0.52        0.63       0.64       0.60      0.64

         Net realized and unrealized
             gain (loss) on investments......   0.24        0.42      (0.17)     (0.33)     0.39
                                              ------     -------    -------      -------    ------
                  Total gain from
                       investment operations.   0.76        1.05       0.47       0.27      1.03
                                              ------     -------    -------      -------    ------
Less Distributions:

         From net investment income..........  (0.52)     (0.63)      (0.64)     (0.60)    (0.64)

         From realized gains.................     --         --         --         --        --
                                              ------     -------    -------      -------    ------

                  Total distributions........ (0.52)      (0.63)      (0.64)     (0.60)    (0.64)
                                              ------     -------    -------      -------    ------

Net Asset Value, end of period............... $10.34     $10.10       $9.68      $9.85    $10.18
                                              ======      ======      =====      =====    ======

Total Return on Net Asset Value (2)..........  7.40%      10.61%       4.41%      2.11%    10.20%

SUPPLEMENTAL DATA AND RATIOS:

         Net assets, end of period (000's)... $38,267     $38,540    $78,188    $73,420   $71,829

         Ratio of net operating expenses to
             average net assets (3)(4).......   0.76%(5)   0.31%       0.17%      0.16%     0.17%

         Program service fee (4) ............   0.17%      0.50%       0.50%      0.50%     0.50%

         Ratio of investment income
             to average net assets(3)........   5.09%(5)   6.74%       6.55%      5.90%     6.19%

         Portfolio turnover rate.............  99.46%(6) 236.10%     211.40%    273.61%   178.52%
-----------


(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.
(3) Ratios include all management fees and expenses except for the program services fee.
(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, CCM Advisors' expense ratio is included as a general operating expense of the Fund.
(5) Operating expense is net of reimbursement and waivers. The ratio excluding reimbursements and waivers for the period ended June 30, 2002 would have been 1.08%. The ratio of net investment income to average net assets, excluding reimbursements and waivers for the period ended June 3, 2002 would have been 4.76%.
(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

                                       41

                       AHA Balanced Fund - CLASS I SHARES
                          FOR THE PERIOD ENDED JUNE 30,



---------------------------------------------
PER SHARE DATA (1)                              2002      2001      2000     1999     1998
                                                ----      ----      ----     ----     ----

Net Asset Value
         Beginning of Period.................. $9.17     $12.44   $14.69   $14.61   $14.86
                                               -----     ------   ------   ------   ------
Income from Investment Operations:
         Net investment income................  0.12       0.45     0.37     0.36     0.41
         Net realized and unrealized
                 gain (loss) on investments... (0.72)      0.16     0.26     1.45     2.01
                                               ------     ------   ------   ------   ------
                  Total gain (loss) from
                       investment operations.. (0.60)      0.61     0.63     1.81     2.42
                                               ------     ------   ------   ------   ------
Less Distributions:
         From net investment income........... (0.12)     (0.36)   (0.37)   (0.36)   (0.44)

         From realized gains.................. (0.42)     (3.52)   (2.51)   (1.37)   (2.23)
                                               ------      ------   ------   ------   ------

                  Total distributions......... (0.54)     (3.88)   (2.88)   (1.73)   (2.67)
                                               ------      ------   ------   ------   ------

Net Asset Value, end of period................ $8.03      $9.17   $12.44   $14.69   $14.61
                                               ======     ======  =======  =======  =======

Total Return on Net Asset Value (2)........... (6.94)%     6.21%    3.99%   13.10%   16.79%

SUPPLEMENTAL DATA AND RATIOS:


         Net assets, end of period (000's).... $23,375   $23,591  $48,936  $63,301  $59,360
         Ratio of net operating expenses to
             average net assets (3)(4)........  1.13%(5)   0.46%    0.24%    0.18%    0.18%

         Program service fee (4) .............  0.24%      0.75%    0.75%    0.75%    0.75%

         Ratio of investment income
             to average net assets  (3).......  1.42%(5)   2.66%    2.59%    2.55%    2.86%

         Portfolio turnover rate.............. 80.33%(6) 220.34%  169.10%  206.43%  169.04%

-----------

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.
(3) Ratios include all management fees and expenses except for the program services fee.
(4) Program service fees discontinued as of October 31, 2001. Effective November 1, 2001, CCM Advisors' expense ratio is included as a general operating expense of the Fund.

(5) Operating expense is net of reimbursement and waivers. The ratio excluding reimbursements and waivers for the period ended June 30, 2002 would have been 1.64%. The ratio of net investment income to average net assets, excluding reimbursements and waivers for the period ended June 30, 2002 would have been 0.92%
(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

                                       42

                  AHA Diversified Equity Fund - CLASS I SHARES
                          FOR THE PERIOD ENDED JUNE 30,


----------------------------------------------------------
PER SHARE DATA (1)                               2002      2001      2000     1999     1998
                                                 ----      ----      ----     ----     ----
Net Asset Value
         Beginning of Period.................. $15.90    $21.04    $22.15   $20.37   $20.72
                                               ------    ------    ------   ------   ------
Income from Investment Operations:
         Net investment income................   0.10      0.26      0.24     0.29     0.32
         Net realized and unrealized
             gain (loss) on investments.......  (2.01)    (0.21)     1.05     3.42     4.14
                                               ------    ------      ----     ----     ----
                  Total gain (loss) from
                       investment operations..  (1.91)     0.05      1.29     3.71     4.46
                                               ------      ----      ----     ----     ----
Less Distributions:
         From net investment income...........  (0.11)    (0.26)    (0.24)   (0.29)   (0.32)
         From realized gains..................  (0.80)    (4.93)    (2.16)   (1.64)   (4.49)
                                               ------    ------    ------   ------   ------
                  Total distributions.........  (0.91)    (5.19)    (2.40)   (1.93)   (4.81)
                                               ------    ------    ------   ------   ------

Net Asset Value, end of period................ $13.08    $15.90    $21.04   $22.15   $20.37
                                               ======    ======    ======   ======   ======

Total Return on Net Asset Value (2)........... (12.75)%    1.17%     5.28%   18.90%   24.05%

SUPPLEMENTAL DATA AND RATIOS:

         Net assets, end of period (000's)....$85,673   $92,053  $131,786 $126,892  $85,736
         Ratio of net operating expenses to
             average net assets (3)(4)........   0.84%     0.16%     0.11%    0.10%    0.14%

         Program service fee (4) .............   0.25%     0.75%     0.75%    0.75%    0.75%

         Ratio of investment income
             to average net assets (3)........   0.66%     1.33%     1.11%    1.43%    1.51%

         Portfolio turnover rate.............. 29.13%(5)  99.48%    66.84%   74.35%   65.82%

-----------

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.
(3) Ratios include all management fees and expenses except for the program services fee.
(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the CCM Advisors' expense ratio is included as a general operating expense of the Fund.
(5) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

                                       43

                                   Appendix A

                             Past Performance of KCM

     The performance of the composite below shows the performance of KCM in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by KCM that have investment objectives, policies, strategies, and risks that are substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio.


     The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2002 and does not represent the performance of the U.S. Growth Equity Fund or U.S. Growth Equity Master Portfolio. The composite performance data has been provided by KCM.


     The composite includes all accounts that KCM managed or sub-advised that have substantially similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the U.S. Growth Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the U.S. Growth Equity Master Portfolio and the U.S. Growth Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the U.S. Growth Equity Fund's expenses. Consequently, if the expenses of the U.S. Growth Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

     The performance information of the account is not intended to predict or suggest the performance that might be experienced by the U.S. Growth Equity Fund, the U.S. Growth Equity Master Portfolio or an individual investor in the U.S. Growth Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.


---------------------------------- --------- -------- -------- ------------
      Average Annual Total Return    1 Year   3 Years 5 Years      10 Years
       for periods ended 9/30/02
---------------------------------- --------- -------- -------- ------------
Composite                           (20.56)%  (7.65)%  5.48%        14.76%
---------------------------------- --------- -------- -------- ------------
Russell 1000 Growth Index           (22.50)% (19.59)% (4.87)%       6.69%
---------------------------------- --------- -------- -------- ------------


                                      A-1

                                   Appendix B


                           Past Performance of Pyrford

     The performance of the composite below shows the performance of Pyrford in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by Pyrford that have investment objectives, policies, strategies, and risks that are substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio.


     The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2002 and does not represent the performance of the AHA International Core Equity Fund or International Core Equity Master Portfolio. The composite performance data has been provided by Pyrford.


     The composite includes all accounts that Pyrford managed or sub-advised that have substantially similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the International Core Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Core Equity Master Portfolio and the International Core Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the International Core Equity Fund's expenses. Consequently, if the expenses of the International Core Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

     The performance information of the account is not intended to predict or suggest the performance that might be experienced by the International Core Equity Fund, the International Core Equity Fund Master Portfolio or an individual investor in the International Core Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.


----------------------------- -------- ----------- --------------- -------------
Average Annual Total Return   1 Year     3 Years     5 Years        10 Years
  for periods ended 9/30/02
----------------------------- -------- ----------- --------------- -------------
          Composite           (11.68)%    (5.94)%     (0.56)%         8.53%
----------------------------- -------- ----------- --------------- -------------

   MSCI World ex USA Index*   (15.31)%   (14.20)%     (5.48)%         3.12%
----------------------------- -------- ----------- --------------- -------------

*    The  Morgan  Stanley  Capital   International  (MSCI)  World  ex-USA  Index
     comprises the entire developed world less the United States. The MSCI World ex-USA Index is a trademark of Morgan Stanley Capital International, Inc.


                                      B-1

                              FOR MORE INFORMATION

More information about the Funds is available free upon request:

Statement of Additional Information (SAI)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.


Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. Those documents contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its most recent fiscal period.


                              TO OBTAIN INFORMATION

To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Funds:

By Telephone  - 1-800-445-1341

By Mail

AHA Investment Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

By Internet


Information about the Funds is available via the internet at www.ahafunds.org.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the Funds' documents are available on the EDGAR Database on the SEC's Internet web-site, at www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by e-mail request at: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102.


811-05534

                           AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND


                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES




                               P R O S P E C T U S
                                November 1, 2002






                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                 1-800-445-1341

                                 ---------------



Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Funds, including investment strategies, management fees and services available to you as an investor.


The Securities and Exchange Commission has not approved or disapproved any of the Funds' shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                 ---------------

                                TABLE OF CONTENTS

Page


INVESTMENTS, RISKS AND PERFORMANCE.............................................1
         AHA LIMITED MATURITY FIXED INCOME FUND................................2
         AHA FULL MATURITY FIXED INCOME FUND...................................5
         AHA BALANCED FUND.....................................................8
         AHA DIVERSIFIED EQUITY FUND..........................................11
         AHA U.S. GROWTH EQUITY FUND..........................................14
         AHA INTERNATIONAL CORE EQUITY FUND...................................15
PRINCIPAL RISK CONSIDERATIONS.................................................17
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS.................................19
FEES AND EXPENSES.............................................................19
SHAREHOLDER INFORMATION.......................................................21
         PRICING OF FUND SHARES...............................................21
         INVESTMENT MINIMUMS..................................................22
         HOW TO BUY SHARES....................................................22
         HOW TO EXCHANGE SHARES...............................................25
         HOW TO SELL SHARES...................................................27
         POLICY ON TRADING OF FUND SHARES.....................................29
         AUTOMATIC REDEMPTION OF SMALL ACCOUNTS...............................29
         REPORTING TO SHAREHOLDERS............................................30
         DISTRIBUTION AND SERVICE FEES........................................30
MASTER/FEEDER STRUCTURE.......................................................30
MANAGEMENT OF THE FUNDS.......................................................31
         INVESTMENT ADVISER...................................................31
         INVESTMENT MANAGERS..................................................32
DIVIDENDS, DISTRIBUTIONS AND TAXES............................................37
FINANCIAL HIGHLIGHTS..........................................................40
PAST PERFORMANCE OF KCM......................................................A-1
PAST PERFORMANCE OF PYRFORD..................................................B-1

                                       i

                       INVESTMENTS, RISKS AND PERFORMANCE


     Each Fund is a series of AHA Investment Funds, Inc. (the "Funds"). The Funds are designed to provide investors with a broad range of investment choices and strategies and offer three classes of shares, Class A Shares, Class I Shares and Institutional Servicing Class Shares. This prospectus describes Class I Shares and Institutional Servicing Class Shares, which are currently offered only to participants in the American Hospital Associate Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry, including (but not limited to) employee benefit plans, pension and profit-sharing plans and hospital insurance funds of such investors. Class A Shares are offered through broker/dealers and financial institutions who hold such shares for the benefit of their customers, and to professionals and organizations engaged in the healthcare industry, including (but not limited to) employee benefit plans, pension and profit-sharing plans and hospital insurance funds of such organizations and are offered through a separate prospectus.


     Each Fund invests substantially all of its assets in a separate series of a mutual fund called CCM Advisors Funds (the "Master Fund"). Each series of the Master Fund (each a "Portfolio") has substantially similar objectives, strategies and policies as a corresponding Fund. The following Fund summaries identify each Fund's investment objective and principal investment strategies. Other investment strategies and techniques are described in the Statement of Additional Information.

                                       1

                     AHA LIMITED MATURITY FIXED INCOME FUND

Investment Objective

The Fund seeks to provide a high level of current income, consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Limited Maturity Fixed Income Master Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").


The dollar-weighted average maturity of the Portfolio is normally less than three years. In no event will the dollar-weighted average maturity of the Portfolio exceed five years. There is no limit on the maturities of individual securities. The Portfolio's Investment Manager determines which securities to purchase or sell and adjusts the Portfolio's average maturity based upon a variety of factors aimed at controlling risk while seeking to capture market opportunities. These factors include an analysis of interest rates and yields, the quality of particular securities, and the comparative risks and returns of alternative investments.


The Portfolio's Investment Manager may sell a security if the security's creditworthiness or rating has deteriorated. However, as long as a security continues to meet the Fund's other criteria, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

                                       2

Performance


     The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[Bar Chart Appears Here]

Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)

1992     3.59%

1993     4.96%

1994     0.33%

1995    10.54%

1996     4.09%

1997     5.93%

1998     6.31%

1999     2.75%

2000     7.61%

2001     8.19%


During the periods included in this bar chart, the highest and lowest quarterly returns were 3.22% and -0.69%, respectively, for the quarters ended March 1995 and March 1992. The year-to-date total return as of September 30, 2002 was 4.41% for Class I Shares.

(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Institutional Servicing Class Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and

                                       3

Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.


Average Annual Total Returns (for periods ended 12/31/01)
-----------------------------
Class I Shares(1)
All returns reflect reinvested dividends.


                                               1 Year    5 Years    10 Years
                                               ------    -------    --------
Limited Maturity Fixed Income Fund

     Return Before Taxes                        8.19%      6.14%     5.39%

     Return After Taxes on Distributions        5.95%      3.80%     3.09%

     Return After Taxes on Distributions
     and Sale of Fund Shares                    4.92%      3.68%     3.26%

Merrill Lynch 1-3 Year Treasury Index(2)        8.31%      6.59%     6.10%

Lehman Brothers Government 1-3 Year Index(2)    8.53%      6.64%      6.03%

(reflects no deduction for fees, expenses or taxes)


(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Institutional Servicing Class Shares will differ from the Class I Shares.

(2) Performance was previously compared against the Lehman Brothers Government 1-3 Year Index but was changed to the Merrill Lynch 1-3 Year Treasury Index because it is a more appropriate benchmark. The Merrill Lynch 1-3 Year Treasury Index is a subset of the Merrill Lynch Treasury Master Index. The maturity range on these securities is from one to three years. This index is available on a monthly basis in price-only and total return versions. The value was set at 100 on 12/31/1975. The Lehman Brothers Government 1-3 Year Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation and of corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year are included. Lehman Brothers Government 1-3 Year Index is a trademark of Lehman Brothers, Inc.


                                       4

                       AHA FULL MATURITY FIXED INCOME FUND

Investment Objective

The Fund seeks to provide the highest level of income consistent with long-term preservation of capital.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Full Maturity Fixed Income Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment strategies to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in: (i) fixed income securities that the U.S. Government, its agents or instrumentalities issue or guarantee, and (ii) money market instruments and non-convertible fixed income securities of other issuers having one of the three highest ratings of Moody's or S&P. The Portfolio may invest up to 20% of its total assets at the time of purchase in securities that Moody's rates Baa or S&P rates BBB or which, if not rated, the Portfolio's Investment Managers determine are of comparable quality.



The Portfolio has no minimum or maximum maturity for the securities it may purchase. The Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments.


The Portfolio's Investment Managers may sell a portfolio holding if the security's creditworthiness or rating has deteriorated. However, so long as a security continues to meet the Fund's other criteria, the Portfolio's Investment Manager is not required to sell a security if the security's rating or credit quality deteriorates after its purchase.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

                                       5

Performance


     The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[BAR CHART APPEARS HERE]

Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)

1992     5.70%

1993    11.11%

1994    -3.74%

1995    17.18%

1996     2.24%

1997     9.36%

1998     8.11%

1999    -1.48%

2000    10.72%

2001     7.97%


During the periods included in this bar chart, the highest and lowest quarterly returns were 5.88% and -3.11%, respectively, for the quarters ended June 1995 and March 1994. The year-to-date total return as of September 30, 2002 was 7.21% for Class I Shares.

(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Institutional Servicing Class Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

                                       6

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.


Average Annual Total Returns (for periods ended 12/31/01)
----------------------------
Class I Shares(1)
All returns reflect reinvested dividends.
                                               1 Year      5 Years   10 Years
                                               ------      -------   --------
Full Maturity Fixed Income Fund

     Return Before Taxes                        7.97%      6.84%     6.55%

     Return After Taxes on Distributions        5.62%      4.25%     3.70%

     Return After Taxes on Distributions
     and Sale of Fund Shares                    4.81%      4.10%     3.98%



Lehman Brothers Government/Corporate(2)
     Intermediate Total Return Index            8.98%      7.09%     6.81%

Lehman Brothers Aggregate Bond Index(2)         8.42%      7.43%     7.23%


(reflects no deduction for fees, expenses or taxes)


(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Institutional Servicing Class Shares will differ from the Class I Shares.

(2) Performance was previously compared against the Lehman Brothers Aggregate Bond Index but was changed to the Lehman Brothers Government/Corporate Intermediate Total Return Index because it is a more appropriate benchmark. The Lehman Brothers Government/Corporate Intermediate Total Return Index is a total return index consisting of investment grade corporate debt issues, as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. The Lehman Brothers Aggregate Bond Index and Lehman Brothers Government/Corporate Intermediate Total Return Index are trademarks of Lehman Brothers, Inc.


                                       7

                                AHA BALANCED FUND

Investment Objective

The Fund seeks to provide a combination of growth of capital and income.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Balanced Master Portfolio. The Portfolio uses multiple Investment Managers to obtain expertise in both the equity and fixed-income markets to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests no more than 75% of its net assets (at market value at the time of purchase) in common stocks that the Portfolio's Investment Managers believe offer long-term growth and/or income potential and at least 25% of its net assets in fixed income securities, some of which may be convertible into common stocks. Fixed income investments may include U.S. Government Securities, non-convertible debt of "investment grade" quality (e.g., that Moody's has rated Baa or higher or S&P has rated BBB or higher) and money market instruments. The Portfolio has no restrictions on market capitalization.


The Portfolio's Investment Managers pursue the Portfolio's objectives in a way that seeks to reduce the magnitude and rapidity of short term movements in the net asset value of its shares. For the fixed income portion of the Portfolio, the Portfolio's Investment Managers may vary the average maturity of the Portfolio's assets substantially and make buy and sell decisions based upon their individual analysis of prevailing interest rates and yields, the quality and value of particular securities, and the comparative risks and returns of alternative investments. The Portfolio has no restrictions concerning the minimum or maximum maturity of its fixed income investments.

For the equity portion of the Portfolio, the investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

o prices they believe are significantly below the intrinsic value of the company;

o    favorable prospects for earnings growth;

o    above average return on equity and dividend yield; and

o    sound overall financial condition of the issuer.


An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives are identified.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Market Risk

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

                                       8

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

Performance


     The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[BAR CHART APPEARS HERE]

Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)


1992     5.06%

1993    10.76%

1994    -1.93%

1995    25.02%

1996    18.05%

1997    24.45%

1998     8.83%

1999    15.43%

2000     1.61%

2001     1.27%


During the periods included in this bar chart, the highest and lowest quarterly returns were 12.71% and -8.39%, respectively, for the quarters ended December 1998 and September 1998. The year-to-date total return as of September 30, 2002 was -14.65% for Class I Shares.


(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Institutional Servicing Class Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be

                                       9

realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.



Average Annual Total Returns (for periods ended 12/31/01)
----------------------------
Class I Shares(1)
All returns reflect reinvested dividends.
                                                       1 Year    5 Years  10 Years
                                                       ------    -------  --------
Balanced Fund
     Return Before Taxes                                 1.27%   9.98%     10.48%
     Return After Taxes on Distributions                (0.40)%  4.46%      6.00%
     Return After Taxes on Distributions
     and Sale of Fund Shares                             1.20%   6.17%      6.45%


S&P 500(R)Stock Index(2)                               (11.86)%  10.71%    12.93%
(reflects no deduction for fees, expenses or taxes)

Lehman Brothers Aggregate Bond Index(2)                  8.42%   7.43%      7.23%
(reflects no deduction for fees, expenses or taxes)



(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Institutional Servicing Class Shares will differ from the Class I Shares.

(2) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. The Lehman Brothers Aggregate Bond Index is a trademark of Lehman Brothers, Inc.

                                       10

                          AHA DIVERSIFIED EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital growth.

Principal Investment Strategies

The Fund invests substantially all of its assets in the Diversified Equity Master Portfolio. The Portfolio uses multiple Investment Managers that each use distinct investment styles and research techniques to achieve the Portfolio's investment objective.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in common stocks that are diversified among various industries and market sectors. The Portfolio may also invest up to 20% of its net assets at the time of purchase in fixed income securities, including money market instruments, having one of the three highest ratings of Moody's or S&P. The Portfolio has no restrictions on market capitalization.


The investment strategies of the Portfolio's Investment Managers will differ, but typically will emphasize securities that have one or more of the following characteristics:

o prices they believe to be significantly below the intrinsic value of the company;

o    favorable prospects for earnings growth;

o    above average return on equity and dividend yield; and

o    sound overall financial condition of the issuer.


An Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or more attractive investment alternatives are identified.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Market Risk

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

                                       11

Performance


     The bar chart below shows the changes in the Fund's performance from year to year. When you consider the Fund's performance information, please remember that past performance is not necessarily an indication of how the Fund will perform in the future.

     Fund performance may be materially different by the time you receive this prospectus. For more current performance information, call 1-800-445-1341.

[BAR CHART APPEARS HERE]
Year-by-Year Total Returns (as of 12/31 each year)
--------------------------
Class I Shares(1)


1992     9.51%

1993    10.02%

1994    -0.39%

1995    33.73%

1996    23.35%

1997    33.64%

1998    16.67%

1999    20.98%

2000    -2.92%

2001    -2.05%


During the periods included in this bar chart, the highest and lowest quarterly returns were 20.91% and -12.59%, respectively, for the quarters ended December 1998 and September 1998. The year-to-date total return as of September 30, 2002 was -24.78% for Class I Shares.

(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the bar chart represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the total return of Institutional Servicing Class Shares will differ from the Class I Shares.

     The table on the next page compares the Fund's average annual total returns (before and after taxes) and the change in value of a broad measure of market performance over various periods ended December 31, 2001. After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund's Class I Shares. The Fund's "Return After Taxes on Distributions"
shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect both of taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

                                       12

     After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale of Fund shares, but do not include the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares" may be greater than the "Return Before Taxes" because you are assumed to be able to use any capital loss on the sale of Fund shares to offset other taxable capital gains. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts or to investors who are tax-exempt.


Average Annual Total Returns (for periods ended 12/31/01)
----------------------------
Class I Shares(1)
All returns reflect reinvested dividends.
                                                      1 Year   5 Years  10 Years
                                                      ------   -------  --------
Diversified Equity Fund
     Return Before Taxes                              (2.05)%  12.40%   13.51%
     Return After Taxes on Distributions              (3.49)%   9.26%   10.32%
     Return After Taxes on Distributions
     and Sale of Fund Shares                          (0.64)%   8.11%    8.50%

S&P 500(R)Stock Index(2)                             (11.86)%  10.71%   12.93%
(reflects no deduction for fees, expenses or taxes)

Russell 1000(R)Value Index(2)                         (5.59)%  11.14%    14.15%
(reflects no deduction for fees, expenses or taxes)



(1) Because Institutional Servicing Class Shares have not yet been offered to the public, the information provided in the table represents only the performance of Class I Shares. Class I Shares and Institutional Servicing Class Shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities. However, because the classes do not have the same expenses, the expense ratio and the average annual total return of Institutional Servicing Class Shares will differ from the Class I Shares.

(2) The S&P 500(R) Stock Index is a broad market-weighted average of U.S. blue-chip companies. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. S&P 500(R) Stock Index is a registered trademark of McGraw-Hill, Inc. Russell 1000(R) Value Index is a registered trademark of The Frank Russell Company.


                                       13

                           AHA U.S. GROWTH EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

The Fund invests substantially all of its assets in the U.S. Growth Equity Master Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in the common stocks of U.S. issuers, but may also invest up to 10% of its net assets at the time of purchase in the common stocks of non-U.S. companies. The Portfolio may also invest up to 20% of its net assets at the time of purchase in fixed income securities, including money market instruments, having one of the three highest ratings of Moody's or S&P.

The Portfolio typically will invest in a security of a company that has one or more of the following characteristics:


o    a market capitalization of at least $5 billion at the time of investment;

o superior earnings growth prospects (relative to companies in the same industry or the market as a whole);

o    high profitability;

o    superior management; and

o    a sustainable competitive advantage.


The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or it identifies more attractive investment alternatives.


Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Market Risk

o    Growth Securities Risk

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Foreign Securities Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

Performance


     Performance information for the Fund has not been presented because the Fund had not commenced operations and therefore had not been in operation for a full calendar year.

                                       14


                       AHA INTERNATIONAL CORE EQUITY FUND

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Principal Investment Strategies

The Fund  invests  substantially  all of its  assets in the  International
Core
Equity Master Portfolio.


Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes (at market value at the time of purchase), in the common stock and depository receipts of foreign issuers domiciled in developed countries within Europe, Australia and the Far East. The Portfolio also may invest up to 20% of its net assets in fixed income securities, including money market instruments having one of the three highest ratings of Moody's or S&P.


The Portfolio buys and sells foreign currencies to enable it to purchase and sell securities in markets outside the U.S. The Portfolio may use other hedging strategies, including those that employ futures and options, to gain or reduce exposure to particular markets. These strategies, commonly called derivatives, involve the use of financial instruments the values of which depend on, or are derived from, the value of an underlying security, index or currency. Although the Portfolio may engage in foreign currency hedge transactions to help reduce risk, those transactions may not be effective or appropriate in particular situations, nor will they protect against declines in security values.


The Portfolio typically will invest in the securities of a company that the Investment Manager believes has one or more of the following characteristics:


o    a leader in its industry on a global, regional or local basis;

o consistent and superior earnings growth (relative to companies in the same industry or the market as a whole);

o    high profitability;

o    superior management; and

o    sustainable competitive advantage.


The Investment Manager may determine to sell a security when its target value is realized, its earnings deteriorate, changing circumstances affect the original reasons for a security's purchase, or it identifies more attractive investment alternatives.


                                       15

Principal Investment Risks

The principal risks of investing in the Fund are listed below.

o    Market Risk

o    Foreign Securities Risk

o    Currency Risk

o    Credit Risk

o    Interest Rate Risk

o    Prepayment Risk

o    Hedging Risk

o    Management Risk

Please see "Principal Risk Considerations" following the Fund summaries for a description of these and other risks that may be applicable to your investment.

Performance


     Performance information for the Fund has not been presented because the Fund had not commenced operations and therefore had not been in operation for a full calendar year.

                                       16

                          PRINCIPAL RISK CONSIDERATIONS


     There is no guarantee that a Fund will be able to achieve its investment objective. The value of your investment in a Fund will change with the value of the Portfolio in which that Fund invests, which means that you may lose money by investing in any of the Funds. The principal risks of investing in the various Funds are summarized in the chart below.


------------------------ --------- --------- -------- ----------- ------- -------------
                           Limited   Full
                          Maturity  Maturity                       U.S.
                            Fixed    Fixed            Diversified Growth  International
                           Income    Income  Balanced   Equity    Equity   Core Equity
------------------------ --------- --------- -------- ----------- ------- -------------
Credit Risk                   X        X        X          X        X           X
------------------------ --------- --------- -------- ----------- ------- -------------
Currency Risk                                                                   X
------------------------ --------- --------- -------- ----------- ------- -------------
Foreign Securities Risk                                             X           X
------------------------ --------- --------- -------- ----------- ------- -------------
Growth Securities Risk                                              X
------------------------ --------- --------- -------- ----------- ------- -------------
Hedging/Derivatives Risk                                                        X
------------------------ --------- --------- -------- ----------- ------- -------------
Interest Rate Risk            X        X        X          X        X           X
------------------------ --------- --------- -------- ----------- ------- -------------
Management Risk               X        X        X          X        X           X
------------------------ --------- --------- -------- ----------- ------- -------------
Market Risk                                     X          X        X           X
------------------------ --------- --------- -------- ----------- ------- -------------
Prepayment Risk               X        X        X          X        X           X
------------------------ --------- --------- -------- ----------- ------- -------------


     Credit Risk - The risk that the issuer or the guarantor of a fixed income security or the counterparty to a derivative contract, repurchase agreement or loan of a security may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.


     Currency Risk - The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies will negatively affect the values of the Fund's non-U.S. investments. The exchange rates between foreign currencies and the U.S. dollar fluctuate daily for many reasons, including changes in interest rates, currency controls or adverse political or economic developments.

     Foreign Securities Risk - The risk that the prices of foreign securities, including depository receipts that trade on U.S. markets may be more volatile than securities of U.S. issuers or securities that trade exclusively on U.S. markets due to limited availability of public information concerning foreign issuers, less securities regulation, less liquidity, exchange controls or exchange rate fluctuation, less favorable tax provisions, restrictions on currency transfer, expropriation, limits on repatriation of capital or other adverse political or economic

                                       17

developments. To the extent that a Portfolio focuses its investments in a particular currency or narrowly defined area, such as the Pacific Rim, it generally will have more exposure to regional economic risks associated with foreign investments because companies in those areas may share common characteristics and often are subject to similar business risks and regulatory burdens, and their securities may react similarly to economic, market, political or other developments.

     Growth Securities Risk - The risk that an investment in the equity securities of the companies that the Investment Manager believes will experience relatively rapid earnings growth may be volatile. The values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities. Growth stocks may not perform as well as other asset types during given periods.

     Hedging Risk - The risk that downward price changes in a security may result in a loss greater than the Portfolio's investment in the security. This risk exists through the use of certain securities or techniques (e.g., derivative securities or purchases on margin) that tend to magnify changes in an index or market.

     Interest Rate Risk - The risk that changing interest rates may adversely affect the value of an investment. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.


     Management Risk - The risk that the Investment Managers' security selections and other investment decisions might produce losses or cause the Fund or Portfolio to underperform when compared to other funds with similar investment goals. The Investment Managers' ability to choose suitable investments has a significant impact on each Fund's ability to achieve its investment objective. The Portfolios, with the exception of the Limited Maturity Fixed Income Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio use multiple Investment Managers. The use of multiple Investment Managers may also cause a high level of portfolio turnover, resulting in higher brokerage expenses and increased tax liability from the Portfolio's and/or the Fund's realization of capital gains.

     Market Risk - The risk that the value of securities will rise and fall due to factors affecting securities' markets. Market risk may affect a single issuer, a section of the economy, or the market as a whole. Equity securities generally have greater price volatility in response to company, market, economic or other news than fixed income securities.

     Prepayment Risk - The risk that issuers will prepay fixed-rate obligations when interest rates fall, forcing a fund to re-invest in obligations with lower interest rates than the original obligations.

                                       18

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

     The investment objective of each Fund is fundamental and may not be changed by the board of directors of the Funds (the "Board of Directors") without shareholder approval.

Temporary Defensive Investments

     During periods of adverse market or economic conditions, the Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio may temporarily invest all or a substantial portion of their assets in fixed income securities and money market instruments having one of the three highest ratings of Moody's or S&P, or may hold cash. Such a defensive position may prevent a Fund from meeting its investment objectives.

Portfolio Turnover


     There are no limits on portfolio turnover. Turnover may vary significantly from year to year. It is estimated that the portfolio turnover rates of the Limited Maturity Fixed Income Master Portfolio and the Full Maturity Fixed Income Master Portfolio will not exceed 350%. The turnover rates of these Portfolios reflect the effect of their policies to alter their maturity structures in response to market conditions. It is estimated that the turnover rate for the fixed income segment of the Balanced Master Portfolio will not exceed 200%, and its equity segment will not exceed 150%. The Balanced Master Portfolio's assets may be shifted between fixed income and equity securities, but it is estimated that overall portfolio turnover rate of this Portfolio will not exceed 200%. It is estimated that the portfolio turnover rate of the U.S. Growth Equity Master Portfolio, the International Core Equity Master Portfolio and the Diversified Equity Master Portfolio will not exceed 150%. Portfolio turnover may produce capital gains or losses that result in tax consequences for Fund investors. Portfolio turnover also increases transaction expenses, which reduces a Fund's return.


                                FEES AND EXPENSES

Below are the fees and expenses that you may pay if you buy and hold shares of a Fund.


Shareholder Fees                                                        Institutional
----------------                                                        Servicing
(fees paid directly from your investment)                   I Shares    Class Shares
                                                            --------    ------------
Maximum Sales Charge (Load) Imposed on Purchases            None        None

Maximum Deferred Sales Charge (Load)                        None        None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends None        None

Exchange Fee                                                None        None

Redemption Fee                                              None        None

                                       19


Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets)

  Class I Shares


--------------------------------------------------------------------------------------------
                                                                          U.S.      Int'l
               Expense        Limited     Full             Diversified  Growth     Core
                              Maturity  Maturity  Balanced    Equity    Equity     Equity
--------------------------------------------------------------------------------------------
Management Fees(2)             0.50%     0.50%     0.75%      0.75%      0.75%      1.00%
--------------------------------------------------------------------------------------------
Distribution (12b-1) Fees      0.00%     0.00%     0.00%      0.00%      0.00%      0.00%
--------------------------------------------------------------------------------------------
Other Expenses                 0.33%     0.69%     0.95%      0.38%      0.68%(4)   0.81%(4)
--------------------------------------------------------------------------------------------
Total Annual Fund Operating    0.83%     1.19%     1.70%      1.13%      1.43%(4)   1.81%(4)
   Expenses(3)
--------------------------------------------------------------------------------------------

  Institutional Servicing Class Shares


------------------------------------------------------------------------------------------
                                                                          U.S.      Int'l
        Expense               Limited     Full             Diversified  Growth     Core
                             Maturity   Maturity  Balanced   Equity     Equity     Equity
------------------------------------------------------------------------------------------
Management Fees(2)            0.50%      0.50%    0.75%      0.75%      0.75%     1.00%
------------------------------------------------------------------------------------------
Distribution (12b-1) Fees     0.25%      0.25%    0.25%      0.25%      0.25%     0.25%
------------------------------------------------------------------------------------------
Other Expenses                0.43%      0.79%    1.12%(5)   0.58%      0.88%(4)  1.01%(4)
------------------------------------------------------------------------------------------
Total Annual Fund Operating   1.18%      1.54%    2.12%      1.58%      1.88%(4)  2.26%(4)
   Expenses(3)
------------------------------------------------------------------------------------------

(1) The fees and expenses described in this table and the Examples below reflect the fees and expenses of each Fund and the Fund's share of the expenses of the Portfolio into which it invests. Expenses are based on amounts incurred by the Funds during the fiscal year ended June 30, 2002, but "Other Expenses" do not include certain amounts that the Funds incurred during this period and do not anticipate to incur in the future.

(2) The Fund and Portfolio pay CCM Advisors, LLC ("CCM Advisors"), the Fund's administrator, an administrative services fee at the annual rate of $20,000 and 0.055% of the Portfolio's average daily net assets, respectively, which is included in "Other Expenses."

(3) CCM Advisors has undertaken to reimburse each Fund to the extent that the total operating expenses exceed the levels indicated below:

                                                         Expense Level
                                           (as a % of average daily net assets)
                                           ------------------------------------
                                                                 Institutional
       Fund                                 Class I              Servicing Class
       ----                                 ------------------------------------
       Limited Maturity                     1.00%                1.35%
       Full Maturity                        1.00%                1.35%
       Balanced                             1.50%                1.92%
       Diversified Equity                   1.25%                1.70%
       U.S. Growth Equity                   1.75%                2.20%
       International Core Equity            2.00%                2.45%


     CCM Advisors or the Funds may terminate this undertaking at any time. Total operating expenses as shown in the table above do not include amounts that CCM Advisors anticipates it will reimburse the Fund pursuant to that undertaking. When CCM Advisors has reimbursed a Fund for expenses that exceed the levels shown above, CCM Advisors may recover the reimbursed amounts for a period that does not exceed three years, to the extent this can be done without exceeding the expense limits.

(4) Because the Fund is new, the amount shown for "other expenses" is the estimated amount that the Fund will incur.

                                       20


(5) The shareholder servicing fee that is part of the Other Expenses for the Institutional Servicing Class Shares of the Balanced Fund is computed daily and paid monthly, at an annual rate of (i) 0.20% of the average daily net asset value for the equity portion of the Balanced Fund held of record by the shareholder servicing agent from time to time on behalf of such agent's customers and (ii) 0.10% of the average daily net asset value for shares of the fixed income portion of the Balanced Fund held of record by the agent from time to time on behalf of the agent's customers.

Example: This example is intended to help you compare the cost of investing in a Fund with that of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that you earn a 5% return each year and that operating expenses remain the same. The example is for illustration only, your actual costs may be higher or lower then the amounts shown.


Class I Shares

--------------------------------------------------------------------------------
                                                                  U.S.    Int'l
Time Period     Limited      Full                Diversified     Growth   Core
                Maturity   Maturity  Balanced      Equity       Equity    Equity
--------------------------------------------------------------------------------
1 year               $85      $121      $173           $115       $146      $184
--------------------------------------------------------------------------------
3 years             $265      $378      $536           $359       $452      $569
--------------------------------------------------------------------------------
5 years             $460      $654      $923           $622        N/A       N/A
--------------------------------------------------------------------------------
10 years          $1,025    $1,443    $2,009         $1,375        N/A       N/A
--------------------------------------------------------------------------------


Institutional Servicing Class Shares

-------------------------------------------------------------------------------
                                                                 U.S.     Int'l
Time Period    Limited        Full                Diversified  Growth    Core
               Maturity     Maturity   Balanced      Equity     Equity   Equity
-------------------------------------------------------------------------------
1 year            $120        $157        $215         $161      $191      $229
-------------------------------------------------------------------------------
3 years           $375        $486        $664         $499      $591      $706
-------------------------------------------------------------------------------
5 years           $649        $839      $1,139         $860       N/A       N/A
-------------------------------------------------------------------------------
10 years        $1,432      $1,834      $2,452       $1,878       N/A       N/A
-------------------------------------------------------------------------------


                             SHAREHOLDER INFORMATION

Pricing of Fund Shares


     Shares of the Funds are bought and sold at net asset value on each day the New York Stock Exchange ("NYSE") is open for regular session trading, that is not a bank holiday. Net asset value is determined by dividing the value of a Fund's securities and other assets, less liabilities, by the number of shares outstanding. The Funds calculate their net asset value at the close of the regular trading session on the NYSE, usually 4:00 p.m., Eastern Time.

     Investments in the Portfolios are valued based on a Fund's proportionate ownership interest in the Portfolio's aggregate net assets. The aggregate net asset value of the Portfolio is

                                       21

determined daily at the close of the regular trading on the NYSE, usually 4:00 p.m., Eastern Time, on each day the NYSE is open for regular session trading.

     Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded. When reliable market quotations are not readily available, securities are valued by a method that the Master Fund's board of trustees believes reflects a fair value. A Fund may also use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary market on which the security is traded. The effect of fair-value pricing will be that net asset value will not be based on quoted prices, but on a price which the Master Fund's board of trustees believes reflects the current and true price of the security.

     Values of foreign securities are translated from local currencies into U.S. dollars using currency exchange rates. Trading in securities in foreign markets takes place on some days (including some weekend days and U.S. holidays) when the NYSE is not open, and does not take place on some days the NYSE is open. Accordingly, the value of a Portfolio's securities may change on days when a Fund does not calculate its NAV and shareholders are not able to buy or sell Fund shares.


Investment Minimums

     Class I Shares

     The minimum initial investment for Class I Shares in each Fund is $100,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

     Institutional Servicing Class Shares

     The minimum initial investment for Institutional Servicing Class Shares in each Fund is $500,000. There is no minimum for subsequent investments. The Funds reserve the right to change the minimum amount required to open an account or to add to an existing account without prior notice.

How to Buy Shares

     You may purchase shares on any day that the NYSE is open for regular session trading that is not a bank holiday. There are three ways to purchase shares of the Fund:

----------------------------------------------------------------------------------------------------------
                                     BY MAIL
----------------------------------------------------------------------------------------------------------
  TO OPEN AN ACCOUNT:                                   TO ADD TO AN ACCOUNT:
  -------------------                                   ---------------------
Complete and sign an application.
                                                      Make your check payable to the Fund in which you
Make your check payable to the Fund in which you      choose to invest.  The check must be drawn on a U.S.
choose to invest.  The check must be drawn on a       bank.   The Funds will not accept third-party
U.S. bank and  payable in U.S. dollars.  Please be    checks.
sure to furnish your taxpayer identification
number.  The Funds will not accept third-party        Please include your account number on the check and
checks.                                               send your check to:

                                     22

Send your completed application and check to:
Regular Mail:                                         Regular Mail:

                AHA Investment Funds, Inc.                        AHA Investment Funds, Inc.
              c/o U.S. Bancorp Services, LLC                    c/o U.S. Bancorp Services, LLC
                       P.O. Box 701                                      P.O. Box 701
                 Milwaukee, WI 53201-0701                          Milwaukee, WI 53201-0701

Overnight Delivery                                    Overnight Delivery
                AHA Investment Funds, Inc.                        AHA Investment Funds, Inc.
              c/o U.S. Bancorp Services, LLC                    c/o U.S. Bancorp Services, LLC
                 615 East Michigan Street                          615 East Michigan Street
                    Milwaukee, WI 53202                               Milwaukee, WI 53202

You may make an  initial  investment  prior to U.S.
Bancorp's  receipt  of your completed application;
however, redemptions will not be processed or paid
untilU.S. Bancorp receives your completed application.
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                  BY BANK WIRE
----------------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                                      TO ADD TO AN ACCOUNT:
Complete, sign and mail your completed application to:   Call the Fund at 1-800-445-1341, during business hours,
                                                         to initiate your purchase.  Please be sure to furnish
                 AHA Investment Funds, Inc.              your account number.
             c/o U.S. Bancorp Fund Services, LLC
                        P.O. Box 701                     Wire your funds to:
                  Milwaukee, WI 53201-0701
                                                                               U.S. Bank, N.A.
  Overnight Delivery:                                           Account of U.S. Bancorp Fund Services, LLC
               AHA Investment Funds, Inc.                                  777 East Wisconsin Ave.
             c/o U.S. Bancorp Services, LLC                                     Milwaukee, WI
                615 East Michigan Street                                    ABA Number 042000013
                   Milwaukee, WI 53202                                For Credit to: AC #112-952-137
                                                                      Account Name: Name of Investor
                                                                                    Fund Name

You may make an initial investment prior to
U.S. Bancorp's  receipt of your completed                 If you wish to make purchases via Electronic

                                       23

                                                          Funds Transfer, please call the Funds at
application; however, redemptions                         1-800-445-1341 during business hours to initiate
will not be paid until U.S. Bancorp                       the Electronic Funds Transfers through your
receives your completed application.                      checking/savings account. Electronic Funds
                                                          Transfers are not allowed for initial
                                                          purchase, only subsequent purchase.

Call the Fund at 1-800-445-1341, during business hours, to initiate your purchase. Please be sure to furnish your taxpayer identification number.


                     Wire your funds to:                 Amounts sent by wire or electronic funds must be
                       U.S. Bank, N.A.                   received by 4:00 p.m. (Eastern Time) in order to buy
         Account of U.S. Bancorp Fund Services, LLC      shares that day.
                   777 East Wisconsin Ave.
                        Milwaukee, WI
                    ABA Number 042000013
               For Credit to: AC #112-952-137
               Account Name: Name of Investor
                         Fund Name
-------------------------------------------------------- ---------------------------------------------------------


The Funds do not impose charges for wire services, but your bank may impose such charges.

The Fund and U.S. Bank are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire System, or from incomplete wiring instructions.

--------------------------------------------------------------------------------

                                       24

--------------------------------------------------------------------------------
             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL

--------------------------------------------------------------------------------
Contact  your  financial   institution  or  financial   professional   for  more
information.

If a financial institution/financial professional is an agent or designee of the Fund, orders are processed at the net asset value next calculated after the agent receives the order. The agent must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders separately for execution at the net asset value next determined.

Your financial institution or financial professional may establish higher minimum investment requirements than the Funds and may also independently charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------

Additional Information About Purchasing Shares


o As long as the Funds receive your purchase order and Federal funds before the close of regular session trading on the NYSE (generally 4:00 p.m., Eastern Time), your shares will be considered to be received that day and your shares will be purchased at that day's net asset value. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next day's net asset value.

o You will begin earning dividends on the next business day after your purchase order is executed.

o The Funds reserve the right to reject any purchase request, including a purchase request that may disrupt a Fund's operation or performance (See "Policy on Trading of Fund Shares"). The Funds also reserve the right to reject certain purchase requests in connection with various anti-money laundering laws and regulations. The Funds will not be responsible for any loss, liability, cost or expense resulting from rejecting any purchase request.

o The Funds will not accept cash, money orders, travelers checks or starter checks.


o You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Funds may return investments received without a certified taxpayer identification number.

o The Funds will not issue share certificates (although share certificates have been issued in the past).

How to Exchange Shares


     Shares of any Fund may be exchanged for the same class of shares of any other Fund on the basis of the respective net asset values of the Funds at the time of exchange. An exchange involves the redemption of shares of one Fund and investment of the redemption proceeds in the same class of shares of another Fund. Redemptions will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Fund to be acquired will be purchased after receipt of your redemption request at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Fund whose shares are being acquired. An exchange is a sale and any gain or loss realized on an exchange

                                       25

may be recognized for federal income tax purposes. The Fund reserves the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use.

     If you wish to exchange between Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number. There are three ways to exchange your shares:


--------------------------------------------------------------------------------

                                     BY MAIL
--------------------------------------------------------------------------------

Send a written request using the procedures for written redemption requests below.

No signature guarantee is required.

If you were issued certificates for the shares being exchanged, the signed certificates and completed stock power form must accompany your written request.

                  For further information call: 1-800-445-1341.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  BY TELEPHONE
--------------------------------------------------------------------------------

You  must  request  telephone  exchange   privileges  on  your  initial  account
application.

To authorize telephone exchanges after establishing your Fund account, send a signed written request to:


                           AHA Investment Funds, Inc.
                       c/o U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street - 3rd Floor
                               Milwaukee, WI 53202


To request an exchange, call: 1-800-445-1341

Shares exchanged by telephone must have a value of $1,000 or more.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).
--------------------------------------------------------------------------------


             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------
Contact  your  financial   institution  or  financial   professional   for  more
information.

Exchange instructions must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.

--------------------------------------------------------------------------------


     Excessive trading can hurt both performance and shareholders. If you make excessive exchanges, the Funds may limit the number of exchanges between Funds, modify or discontinue the exchange privilege and impose fees for its use upon not less than sixty days written notice to shareholders. (See "Policy on Trading of Fund Shares").

                                       26

How to Sell Shares

     You may redeem some or all of your shares on any day the NYSE is open for regular session trading and that is not a bank holiday. The Funds ordinarily will pay redemption proceeds within seven days after receipt and acceptance of your redemption request. Redemption proceeds will be paid by wire transfer of Federal funds to the bank account designated on your account application. Upon request, the Funds will pay redemption proceeds by check mailed to your address of record.

     There are three ways to redeem your shares:

--------------------------------------------------------------------------------

                                     BY MAIL
--------------------------------------------------------------------------------
Complete a written redemption request that includes:

o    the Fund's name;

o    your account number;

o    each account owner's name and address;

o    the dollar amount or number of shares to be sold; and

o    the signature of each owner as it appears on the account.

Send the written request to:

  Regular Mail:                                   Overnight Delivery:

  AHA Investment Funds, Inc.                      AHA Investment Funds, Inc.
  c/o U.S. Bancorp Services, LLC                  c/o U.S. Bancorp Services, LLC
  P.O. Box 701                                    615 East Michigan Street
  Milwaukee, WI 53201-0701                        Milwaukee, WI  53202


If you were issued certificates for the shares being redeemed, the signed certificates and completed stock power form must accompany your written request.

--------------------------------------------------------------------------------
                                       27
--------------------------------------------------------------------------------

                                  BY TELEPHONE
--------------------------------------------------------------------------------

You must make arrangements to redeem by telephone prior to the redemption. Please call 1-800-445-1341 for more information or to redeem during regular business hours.

Please be sure to furnish your taxpayer identification number.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             THROUGH A FINANCIAL INSTITUTION/FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------

Contact  your  financial   institution  or  financial   professional   for  more
information.

Redemption requests must be received before 4:00 p.m. (Eastern Time).

Your financial institution or financial professional may charge you transaction fees and additional amounts in return for its services.
--------------------------------------------------------------------------------


Additional Information About Selling Shares

o As long as the Funds receive your redemption request in proper form before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern
     Time), your shares will be sold at that day's net asset value. A redemption request is in proper form if it includes all of the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Funds receive your redemption request after the close of regular trading on the NYSE, your redemption request will be executed the next business day, and your shares will be sold at the next day's net asset value.

o Shares generally continue earning dividends until the next business day after your trade date.

o If you were issued stock certificates for your shares, you must forward the certificates and a stock power, along with your redemption or exchange request. Each must be signed on behalf of the registered shareholder or by an authorized signatory.

o The Funds require a signature guarantee when a redemption request will be payable to anyone other than the account owners of record, mailed to an address other than the address of record, or wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

o Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.


o Generally, payment of redemption proceeds will be made to your pre-authorized bank account within seven days of receipt and processing of your redemption request. If you recently have made a purchase, a Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment, which may take up to 15 days from the date of purchase.


o The Funds may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of a Fund.

o The Funds reserve the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect a Fund's operation. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

Additional Information About Telephone Transactions


     You may give up some level of security by choosing to exchange or sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Funds will employ reasonable procedures to confirm that telephone instructions are genuine. If the Funds or their service providers follow these procedures, neither the Funds nor their service providers will be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement and you should take precautions to keep confidential your account number and tax identification number.


     During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Funds by telephone, requests may be mailed or hand-delivered to the Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

Policy on Trading of Fund Shares

     The Funds do not permit short-term or excessive trading. Excessive purchases, redemptions or exchanges of Fund shares disrupt investment management and increase Fund expenses. To promote the best interests of the Funds, each Fund reserves the right to reject any purchase order or exchange request it deems inappropriate - for example, one that appears so large that it would disrupt management of the Fund.

Automatic Redemption of Small Accounts

     The Funds reserve the right to redeem accounts having a value less than $500, unless the account value was reduced due to market activity. Proceeds from such a redemption will be sent directly to the shareholder. Before automatically redeeming your account, the Funds will notify you in writing and give you at least 60 days to increase the account balance. The Funds reserve the right to change the minimum needed to maintain an account at any time.

Reporting to Shareholders

     To reduce the volume of mail that you receive, only one copy of certain materials, such as shareholder reports, will be mailed to your household (same address). Please call 1-800-445-1341, if you want to receive additional copies free of charge. This policy may not apply if you purchase shares through an intermediary.

Distribution and Service Fees

     The Funds' distributor is Quasar Distributors, LLC (the "Distributor"). The Distributor, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, is a broker-dealer registered with the Securities and Exchange Commission.

     The Institutional Servicing Class Shares of each Fund have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that permits the Funds to pay the Distributor a monthly fee as compensation for providing services to support the sale and distribution of the Funds' shares. The annual distribution fee may equal up to 0.25% of the average net assets of the Institutional Servicing Class Shares of each Fund. Over time these fees will reduce the return on your investment and may cost you more than paying other types of sales charges. Additionally, the Institutional Servicing Class Shares of each Fund may pay independent entities to perform account maintenance and shareholder servicing to Institutional Servicing Class shareholders. The fee for these services ranges from 0.10% of the daily net assets of the Fund's shares held by the agent for the Funds' fixed income products to 0.20% of the daily net assets of the Fund's shares held by the agent for the Funds' equity products.

                             MASTER/FEEDER STRUCTURE


     Each Fund is a "feeder fund" in a "master/feeder" structure in which each Fund, instead of investing all of its assets directly in a portfolio of securities, pursues its investment objective by investing substantially all of its investable assets in a larger "master" portfolio which has the same investment objective and substantially similar investment policies and restrictions. Other funds with similar investment objectives and restrictions may also invest in the same master portfolio.

     Each Fund bears its corresponding Portfolio's expenses in proportion to the amount of assets it invests in the corresponding Portfolio. Each Fund can set its own transaction minimums, fund-specific expenses and conditions. The investment performance of each Fund depends on the investment performance of the Portfolio in which it invests. If the investment policies of a Fund and a Portfolio become inconsistent, the Board of Directors may determine to withdraw a Fund's assets from a Portfolio if it believes doing so is in the best interest of the Fund and its shareholders. If the Board of Directors withdraws assets of a Fund from a Portfolio, the Board of Directors would then consider whether that Fund should invest in another master portfolio or whether to take other actions.


     For more information on the master/feeder structure, see the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

Investment Adviser

     CCM Advisors serves as each Portfolio's investment adviser. Subject to the supervision of the Master Fund's board of trustees, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of each Portfolio, including monitoring the performance of each Portfolio's Investment Manager(s). CCM Advisors' principal office is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.


     CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of September 30, 2002, CCM affiliated firms managed assets for clients in excess of $16 billion.


     CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Funds and the Portfolios and pays the salaries and other costs of employing all of those persons. CCM Advisors furnishes the Funds and Portfolios with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Funds and Portfolios pay for all of their own expenses.


     Each Portfolio pays a management fee to CCM Advisors determined as a percentage of the Portfolio's average daily net assets. The fee is accrued daily and paid monthly. Out of the advisory fees that it receives from each Portfolio, CCM Advisors pays each Portfolio's Investment Manager for its sub-advisory services. The following chart shows the investment advisory fees paid by each Portfolio as a percentage of a Portfolio's average daily net assets, for the fiscal year ended June 30, 2002:

         Limited Maturity Fixed Income Master Portfolio         0.50%
         Full Maturity Fixed Income Master Portfolio            0.50%
         Balanced Master Portfolio                              0.75%
         Diversified Equity Master Portfolio                    0.75%

     U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio have not yet commenced operations. U.S. Growth Equity Master Portfolio will pay an annual management fee of 0.75% of that Portfolio's average daily net assets. International Core Equity Master Portfolio will pay an annual management fee of 1.00% of that Portfolio's average daily net assets.

Investment Managers

     CCM Advisors is responsible for the evaluation, selection and monitoring of each Portfolio's Investment Manager(s). CCM Advisors selects Investment Managers based on a variety of factors, including: investment style, performance record and the characteristics of each Investment Manager's typical investments. The assets of each multi-manager Portfolio are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles.

     The Investment Managers manage each Portfolio's investments and are responsible for making all investment decisions and placing orders to purchase and sell securities for the Portfolios. Subject to the oversight of CCM Advisors and the board of trustees of the Master Fund, the Investment Managers have complete discretion as to the purchase and sale of investments for the Portfolios consistent with each Portfolio's investment objective, policies and restrictions.

     Under an exemptive order from the Securities and Exchange Commission, CCM Advisors is permitted to enter into and materially amend portfolio management agreements with Investment Managers that are not affiliated with CCM Advisors without such agreements first being approved by the Portfolio's shareholders, which includes the Funds. The exemptive order also permits the Portfolios and the Funds to disclose: (a) the aggregate fees paid to CCM Advisors and any affiliated Investment Manager and (b) aggregate fees paid to unaffiliated Investment Managers. If a Portfolio employs an Investment Manager affiliated with CCM Advisors, the Portfolio and Fund will provide separate disclosure of any fees paid to that Investment Manager. In addition, it is a condition of the exemptive order that within 90 days of hiring of any new Investment Manager that is unaffiliated with CCM Advisors, CCM Advisors will furnish shareholders of the Portfolios and the Fund with an information statement about the new Investment Manager and Investment Sub-advisory Agreement. Any changes to the investment advisory contract between the Master Fund and CCM Advisors will still require shareholder approval.

     CCM Advisors has ultimate responsibility, subject to oversight of the board of trustees of the master fund, to oversee each investment manager and recommend its hiring, termination and replacement.

Limited Maturity Fixed Income Fund


     The Patterson Capital Corporation ("Patterson") serves as Investment Manager to the Limited Maturity Fixed Income Master Portfolio. Patterson is located at 2029 Century Park East #2950, Los Angeles, California 90067, and is a privately held advisory organization that provides investment management services to a variety of institutions, including investment companies and employee benefit plans. As of September 30, 2002, Patterson had approximately $1 billion of assets under management.

     The following individuals at Patterson share primary responsibility for the Limited Maturity Fixed Income Master Portfolio:

-------------------- -------------------- ----------------------------------
           Manager    Length of Service    Professional Experience
                                           (for the past 5 years)
-------------------- -------------------- ----------------------------------
Jean M. Clark        Since 1991           Senior Vice President / Portfolio
                                          Manager, Patterson.
-------------------- -------------------- ----------------------------------
Joseph B. Patterson  Since 1998           President, Chief Investment
                                          Strategist, Patterson.
-------------------- -------------------- ----------------------------------

Full Maturity Fixed Income Fund


     Baird Advisors and Western Asset Management Company ("Western") serve as Investment Managers to the Full Maturity Fixed Income Master Portfolio. Baird Advisors is located at 777 East Wisconsin Avenue, Suite 2100, Milwaukee, Wisconsin 53202, and is an institutional fixed income department within Robert
W. Baird & Co., Inc. ("Baird"). Baird provides management services to pension plans, non-profit organizations and individuals. As of September 30, 2002, Baird had approximately $5.1 billion of assets under management.


     The following individuals at Baird Advisors share primary responsibility for the Full Maturity Fixed Income Portfolio:


--------------------- ----------------- ----------------------------------------------------
 Manager              Length of Service Professional Experience
                                        (for the past five years)
--------------------- ----------------- ----------------------------------------------------
Gary A. Elfe          Since 2000        Managing Director, Senior Portfolio Manager, Baird
                                        Advisors (since 2000); prior thereto, Senior Vice
                                        President, Senior Portfolio Manager, Firstar
                                        Investment Research & Management Company, LLC
                                        (1978 - 2000).
--------------------- ----------------- ----------------------------------------------------
Daniel A. Tranchita   Since 2000        Senior Vice President, Senior Portfolio Manager,
                                        Baird Advisors; prior thereto, Senior Vice
                                        President, Senior Portfolio Manager, Firstar
                                        Investment Research & Management Company, LLC
                                        (1989 - 2000).
--------------------- ----------------- ----------------------------------------------------

     Western is located at 117 East Colorado Boulevard, Pasadena, California 91105, and is an independent affiliate of Legg Mason, Inc., a publicly held financial services organization that engages through its subsidiaries in the businesses of securities brokerage, investment management, corporate and public finance and real estate services. Western's Fixed-Income team has responsibility for the management of the Full Maturity Fixed Income Master Portfolio. All portfolios are managed on a team basis. The core investment team at Western has been together for 11 years. The average experience of the portfolio management group is 13 years. As of September 30, 2002, the firm had approximately $90.4 billion in assets under management for institutional clients and approximately $
18.8 billion of assets under management for mutual funds.

     The following individual at Western is primarily responsible for the Full Maturity Fixed Income Master Portfolio:

--------------- ------------------ ----------------------------------------
Manager         Length of Service  Professional Experience
                                   (for the past five years)
--------------- ------------------ ----------------------------------------
Edward M. Moody Since 2000         Portfolio Manager, Western (since 1985)
--------------- ------------------ ----------------------------------------

Balanced Fund

     Baird Advisors serves as Investment Manager to the fixed income portion of the Balanced Master Portfolio. Cambiar Investors, Inc. and Freeman Associates Investment Management LLC serve as Investment Managers to the equity portion of the Balanced Master Portfolio. See the descriptions under the Full Maturity Fixed Income Portfolio for information regarding Baird Advisors and the individuals at Baird Advisors who share primary responsibility for the fixed income portion of the Balanced Master Portfolio.

     Cambiar Investors, Inc. ("Cambiar") is located at 2401 East Second Avenue, Suite 400, Denver, Colorado 80206 and until July 2001, was a subsidiary of United Asset Management Corporation ("UAM"), a subsidiary of Old Mutual plc, a publicly held company. In July 2001, Cambiar's principals purchased Cambiar from UAM/Old Mutual. Cambiar was organized in 1973 and provides investment management services for pension plans, foundations and endowments and high net worth individuals. As of September 30, 2002, the firm had approximately $45 million of assets under management.

     The following individuals at Cambiar share primary responsibility for the Balanced Master Portfolio:


------------------ ----------------- ----------------------------------------------------
Manager            Length of Service              Professional Experience
                                                  (for the past five years)
------------------ ----------------- ----------------------------------------------------
Brian M. Barish    Since 1997        President and Treasurer (since Feb. 2000),
                                     Director of Research (since Jan. 1999); Portfolio
                                     Manager (since Feb. 1997), Senior Vice President
                                     (Jan. 1999 - Jan. 2000), Vice President and
                                     Analyst (Feb. 1997 - Dec. 1998), Cambiar; prior
                                     thereto, Vice President of Investment Research,
                                     Lazard Freres & Co. LLC.
------------------ ----------------- ----------------------------------------------------
Anna A. Aldrich    Since 1999        Vice President and Portfolio Manager, Cambiar
                                     (since 1999); prior thereto, Global Equity
                                     Analyst, Bankers Trust Company.
------------------ ----------------- ----------------------------------------------------
Maria L. Azari     Since 1998        Vice President and Portfolio Manager (since 1999),
                                     Securities Analyst (since 1997), Cambiar; prior
                                     thereto Investment Analyst, Eaton Vance.
------------------ ----------------- ----------------------------------------------------

                                     34

Michael J. Gardner Since 1999        Vice President and Portfolio Manager, Cambiar
                                     (since 1995); prior thereto, Investment Analyst,
                                     Simmons & Co.
------------------ ----------------- ----------------------------------------------------

     Freeman Associates Investment Management LLC ("Freeman") is located at 16236 San Dieguito Road, Suite 2-20, P.O. Box 9210, Rancho Santa Fe, California 92067, and is a privately held company that is controlled by John D. Freeman. Formerly known as the Investment Research Company, the firm was organized in 1985 and provides investment management services to institutions, retirement plans, and non-profit organizations. As of September 30, 2002, the firm had approximately $34 billion of assets under management.

     The following individuals at Freeman share primary responsibility for the Balanced Master Portfolio:

--------------- ----------------- -------------------------------------------------
Manager         Length of Service              Professional Experience
                                               (for the past five years)
--------------- ----------------- -------------------------------------------------
John D. Freeman Since 1996        President, Freeman (since 1996); prior thereto,
                                  Portfolio Manager, Martingale Asset Management.
--------------- ----------------- -------------------------------------------------
Jeffrey Norman  Since 1999        Executive Vice President (since 1999), Freeman;
                                  Risk Manager, ZAIS Group) (1997-1999); prior
                                  thereto, Risk Manager, Trader, Mariner Investment
                                  Group.
--------------- ----------------- -------------------------------------------------


Diversified Equity Fund

     Cambiar and Freeman serve as Investment Managers to the Diversified Equity Master Portfolio. See the descriptions under the Balanced Fund in this section for information regarding Cambiar and Freeman and the individuals who share primary responsibility for the Diversified Equity Master Portfolio.

                                       35

U.S. Growth Equity Fund


     KCM Investment Advisors ("KCM") serves as Investment Manager to the Portfolio. KCM is located at 300 Drake's Landing Road, Suite 190, Greenbrae, California, 94904 and is an investment management company that manages domestic and international equity and fixed income portfolios for individuals and institutions. As of September 30, 2002, the firm had approximately $608 million of assets under management.

     The  following  individuals  at KCM share  primary  responsibility  for the
Portfolio:


---------------------- ----------------- --------------------------------------------------
           Manager     Length of Service            Professional Experience
                                                         (past five years)
---------------------- ----------------- --------------------------------------------------
Jay Aubrey Kellett     Since 2001        Chief Executive Officer, Chief Investment
                                         Officer, KCM.
---------------------- ----------------- --------------------------------------------------
Richard N. Vanscoy     Since 2001        Managing Director and Director of Research, KCM
                                         (since 1997); prior thereto, Managing Director,
                                         Barclays Global Investors (1979 - 1997).
---------------------- ----------------- --------------------------------------------------
Craig A. Stephens      Since 2001        Principal and Portfolio Manager, KCM (since
                                         1997); prior thereto, Senior Equity Manager, RCM
                                         Capital Management (1988 - 1997).
---------------------- ----------------- --------------------------------------------------
John A. Lundin         Since 2001        Principal and Portfolio Manager, KCM (since May
                                         2000); prior thereto, Senior Vice President,
                                         Portfolio Manager, Scudder Stevens and Clark
                                         (1981 - 2000).
---------------------- ----------------- --------------------------------------------------
Patricia Small Kellett Since 2001        Principal and Portfolio Manager, KCM (since July
                                         2000), prior thereto, Treasurer, Regents of the
                                         University of California (1996 - 2000).
---------------------- ----------------- --------------------------------------------------
William Prince         Since 2001        Chief Operating Officer, KCM (since Sept. 2000);
                                         Investment Manager, Fischer Investments (Jan.
                                         2000 - Aug. 2000); prior thereto, Vice President
                                         and Director, Wall Street Associates
                                         (Feb. 1992  - Oct. 1999).
---------------------- ----------------- --------------------------------------------------


     Appendix A to this Prospectus shows the investment performance for KCM. This information is provided to illustrate KCM's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

                                       36


International Core Equity Fund


     Pyrford International PLC ("Pyrford") serves as Investment Manager to the Portfolio. Pyrford is located at 79 Grosvenor Street - Mayfair, London, England W1J3JU. Founded in 1987, Pyrford is majority-owned by Pyrford Capital Limited, which is 40% owned by employees and 49% by Euro Equity Holdings SA, a European investment company. As of September 30, 2002, the firm had approximately $1 billion of assets under management.

     The following  individuals at Pyrford share primary  responsibility for the
Portfolio:


------------------------------ ---------------------- --------------------------------------------------
           Manager               Length of Service                 Professional Experience
                                                                  (for the past five years)
------------------------------ ---------------------- --------------------------------------------------
Bruce L. Campbell              Since 2001             Chief Investment Officer and Chief Executive
                                                      Officer, Pyrford.
------------------------------ ---------------------- --------------------------------------------------
Anthony N. Cousins, CFA        Since 2001             Portfolio Manager, United Kingdom and Europe,
                                                      Pyrford.
------------------------------ ---------------------- --------------------------------------------------
Charu L. Fernando, CFA         Since 2001             Portfolio Manager, Asia and Canada, Pyrford.
------------------------------ ---------------------- --------------------------------------------------


     Appendix B to this Prospectus shows the investment performance for Pyrford. This information is provided to illustrate Pyrford's past performance in managing investment mandates with substantially similar investment objectives, policies and strategies.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Funds distribute to shareholders virtually all of their net income (interest less expenses). It is expected that dividends from net investment income will be declared and paid on the following schedule:



Declared               Payable                                         Funds
Monthly         End of each month.                         Limited Maturity Fixed Income Fund and
                                                           Full Maturity Fixed Income Fund

Quarterly       Mid - March, June, September, and          Balanced Fund; Diversified Equity Fund; U.S.
                December                                   Growth Equity Fund; and International Core
                                                           Equity Fund


     A Fund may realize capital gains from time to time when it sells securities. Capital gains will be distributed annually. Dividends and other distributions will be automatically reinvested in more shares of your Fund unless you request otherwise.

                                       37

Taxes

     The discussion below regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

     The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

o The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.


o Distributions declared in October, November or December -- if paid to you by the end of the following January--are taxable for federal income tax purposes as if received in December.


o Any dividends and distributions of short-term capital gains, if any, received by you are taxable to you as ordinary income for federal income tax purposes. A Fund's distributions of long-term capital gains, if any, are taxable to you as capital gains.

o Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

o Each of the U.S. Growth Equity Fund and International Core Equity Fund may receive income from sources in foreign countries and that income may be subject to foreign taxes at its source. If a Fund pays non-refundable taxes to foreign governments during the year, those taxes will reduce the Fund's dividend but will still be included in your taxable income. You may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by a Fund for a particular year if more than 50% of its total assets consists of stock or securities in foreign corporations and the Fund makes a special tax election for such year whereby each of its shareholders includes in his gross income and treats as paid by him his proportionate share of such foreign taxes. The Fund will send you detailed information about the foreign tax credit or deduction each year.

     By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

o    provide us with your correct taxpayer identification;

o    certify that your taxpayer identification is correct;

o    certify that you are a U.S. person; and

o    confirm that you are not subject to backup withholding.

                                       38



     The backup withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when it will revert to 31% unless amended by Congress.


     The Fund must withhold taxes from your account if the IRS instructs us to do so.

     If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

                                       39

FINANCIAL HIGHLIGHTS


     The following tables are intended to help you understand each Fund's financial performance for the last five years as it relates to Class I Shares (not Institutional Servicing Class Shares). Certain information reflects financial results for a single Class I Share. Because Institutional Servicing Class Shares have not previously been issued, similar information does not exist for them. Total returns represent the rate you would have earned (or lost) on an investment, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent accountants, whose report, along with each Fund's financial statements, is included in the annual report, which is available upon request. For each year shown, all information is for the fiscal year ended June 30. Information is not presented for U.S. Growth Equity Fund or International Core Equity Fund because those Funds have not yet commenced operations.


             AHA Limited Maturity Fixed Income Fund - CLASS I SHARES
                          FOR THE PERIOD ENDED JUNE 30,



----------------------------------------------------------
PER SHARE DATA (1)                                        2002    2001       2000      1999      1998
                                                          ----    ----       ----      ----      ----
Net Asset Value
         Beginning of Period......................      $10.43   $10.11     $10.20    $10.22    $10.16
                                                        ------   -------    -------   -------   ------

Income from Investment Operations:
         Net investment income....................        0.44     0.63       0.58      0.53      0.60
         Net realized and unrealized
             gain (loss) on investments...........        0.22     0.32      (0.09)    (0.02)     0.06
                                                          ----     ----      ----       ----       ----
                Total gain from
                      investment operations.......        0.66     0.95       0.49      0.51      0.66
                                                          ----     ----       ----      ----       ----
Less Distributions:
         From net investment income...............       (0.44)   (0.63)     (0.58)    (0.53)    (0.60)
         From realized gains......................        ----     ----       ----      ----       ----

                Total distributions...............       (0.44)   (0.63)     (0.58)    (0.53)    (0.60)
                                                          ----     ----       ----      ----       ----
Net Asset Value, end of period....................      $10.65   $10.43     $10.11    $10.20    $10.22
                                                        ======   ======     ======    ======    ======
Total Return on Net Asset Value (2)...............       6.16%    9.17%      4.37%     4.59%     6.11%

SUPPLEMENTAL DATA AND RATIOS:
         Net assets, end of period (000's)........     $85,644 $51,076    $85,813  $104,675  $129,717
         Ratio of net operating expenses to          0.76% (5)    0.24%      0.14%     0.12%     0.12%
             average net assets (3)(4)............
         Program service fee (4) .................       0.13%    0.50%      0.50%     0.50%     0.50%
         Ratio of investment income
             to average net assets(3).............   4.00%(5)     6.50%      5.86%     5.30%     5.92%
         Portfolio turnover rate..................  60.24%(6)   189.31%    161.89%   176.78%   144.97%



(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.

(3) Ratios include all management fees and expenses except for the program services fee.

(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the CCM Advisors' expense ratio is included as a general operating expense of the fund.

(5) Operating expense is net of reimbursement and waivers. The ratio excluding reimbursements and waivers for the period ended June 30, 2002 would have been 0.78%. The ratio of net investment income to average net assets, excluding reimbursements and waivers for the period ended June 30, 2002 would have been 3.98%.

(6) Rate listed represents the portfolio turnover rate from July 1, 2002 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

                                       40

              AHA Full Maturity Fixed Income Fund - CLASS I SHARES
                          FOR THE PERIOD ENDED JUNE 30,


-------------------------------------------------------
PER SHARE DATA (1)                                      2002      2001       2000      1999      1998
                                                        ----      ----       ----      ----      ----
Net Asset Value
         Beginning of Period......................    $10.10     $9.68      $9.85    $10.18     $9.79
                                                      ------     -----      ------   -----      ------
Income from Investment Operations:

         Net investment income....................      0.52      0.63       0.64      0.60      0.64

         Net realized and unrealized
             gain (loss) on investments...........      0.24      0.42     (0.17)    (0.33)      0.39
                                                        ----      ----     ------    ------      ----
                  Total gain from
                       investment operations......      0.76      1.05       0.47    0.27        1.03
                                                        ----      ----       ----    ------      ----
Less Distributions:

         From net investment income...............    (0.52)    (0.63)     (0.64)    (0.60)    (0.64)

         From realized gains......................        --      --         --        --        --
                                                       -----    -----      -----     -----     -----

                  Total distributions.............    (0.52)    (0.63)     (0.64)    (0.60)    (0.64)
                                                      ------    ------     ------    ------    ------

Net Asset Value, end of period....................    $10.34    $10.10      $9.68     $9.85    $10.18
                                                      ======    ======      =====     =====    ======

Total Return on Net Asset Value (2)...............     7.40%    10.61%      4.41%     2.11%    10.20%

SUPPLEMENTAL DATA AND RATIOS:

         Net assets, end of period (000's)........   $38,267   $38,540    $78,188   $73,420   $71,829

         Ratio of net operating expenses to
             average net assets (3)(4)............ 0.76% (5)     0.31%      0.17%     0.16%     0.17%

         Program service fee (4) .................     0.17%     0.50%      0.50%     0.50%     0.50%

         Ratio of investment income
             to average net assets(3)............. 5.09% (5)     6.74%      6.55%     5.90%     6.19%

         Portfolio turnover rate..................99.46% (6)   236.10%    211.40%   273.61%   178.52%


-----------

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.
(3) Ratios include all management fees and expenses except for the program services fee.
(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, CCM Advisors' expense ratio is included as a general operating expense of the Fund.
(5) Operating expense is net of reimbursement and waivers. The ratio excluding reimbursements and waivers for the period ended June 30, 2002 would have been 1.08%. The ratio of net investment income to average net assets, excluding reimbursements and waivers for the period ended June 3, 2002 would have been 4.76%.
(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

                                       41


                       AHA Balanced Fund - CLASS I SHARES
                          FOR THE PERIOD ENDED JUNE 30,



------------------------------------------------------------
PER SHARE DATA (1)                                  2002   2001     2000     1999     1998
                                                    ----   ----     ----     ----     ----
Net Asset Value
         Beginning of Period...................... $9.17  $12.44   $14.69   $14.61   $14.86
                                                   -----  ------   ------   ------   ------
Income from Investment Operations:

         Net investment income....................  0.12    0.45     0.37     0.36     0.41

         Net realized and unrealized
                 gain (loss) on investments.......( 0.72)    0.16     0.26     1.45     2.01
                                                  ------    ----     ----     ----     ----
                  Total gain (loss) from
                       investment operations...... (0.60)    0.61     0.63     1.81     2.42
                                                  ------    ----     ----     ----     ----
Less Distributions:
         From net investment income............... (0.12)   (0.36)   (0.37)   (0.36)   (0.44)

         From realized gains...................... (0.42)   (3.52)   (2.51)   (1.37)   (2.23)
                                                  ------  ------   ------   ------   ------
                  Total distributions............. (0.54)   (3.88)   (2.88)   (1.73)   (2.67)
                                                  ------  ------   ------   ------   ------

Net Asset Value, end of period.................... $8.03   $9.17   $12.44   $14.69   $14.61
                                                   =====   =====   ======   ======   ======

Total Return on Net Asset Value (2)............... (6.94)%  6.21%    3.99%   13.10%   16.79%

SUPPLEMENTAL DATA AND RATIOS:


         Net assets, end of period (000's).......$23,375     $23,591     $48,936     $63,301     $59,360
         Ratio of net operating expenses to
             average net assets (3)(4)............  1.13%(5)    0.46%       0.24%       0.18%       0.18%

         Program service fee (4) .................  0.24%       0.75%       0.75%       0.75%       0.75%

         Ratio of investment income
             to average net assets  (3)...........  1.42%(5)    2.66%       2.59%       2.55%       2.86%

         Portfolio turnover rate.................. 80.33%(6)  220.34%     169.10%     206.43%     169.04%


-----------

(1) Information presented relates to a share of capital stock outstanding for the entire period.
(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.
(3) Ratios include all management fees and expenses except for the program services fee.
(4) Program service fees discontinued as of October 31, 2001. Effective November 1, 2001, CCM Advisors' expense ratio is included as a general operating expense of the Fund.
(5) Operating expense is net of reimbursement and waivers. The ratio excluding reimbursements and waivers for the period ended June 30, 2002 would have been 1.64%. The ratio of net investment income to average net assets, excluding reimbursements and waivers for the period ended June 30, 2002 would have been 0.92%
(6) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).

                                       42



                  AHA Diversified Equity Fund - CLASS I SHARES
                          FOR THE PERIOD ENDED JUNE 30,


------------------------------------------------------------
PER SHARE DATA (1)                                       2002      2001    2000      1999     1998
                                                         ----      ----    ----      ----     ----
Net Asset Value
         Beginning of Period......................     $15.90   $21.04    $22.15   $20.37   $20.72
                                                       ------   ------    ------    ------   ------
Income from Investment Operations:

         Net investment income....................       0.10      0.26      0.24    0.29     0.32
         Net realized and unrealized
             gain (loss) on investments...........      (2.01)   (0.21)      1.05    3.42     4.14
                                                       ------   ------      ----      ----     ----
                  Total gain (loss) from
                       investment operations......     (1.91)     0.05      1.29     3.71     4.46
                                                       ------     ----      ----     ----     ----
Less Distributions:
         From net investment income...............     (0.11)   (0.26)    (0.24)    (0.29)   (0.32)
         From realized gains......................     (0.80)   (4.93)    (2.16)    (1.64)   (4.49)
                                                       ------   ------    ------    ------   ------
                  Total distributions.............     (0.91)   (5.19)    (2.40)    (1.93)   (4.81)
                                                       ------   ------    ------    ------   ------

Net Asset Value, end of period....................     $13.08   $15.90    $21.04    $22.15   $20.37
                                                       ======   ======    ======    ======   ======

Total Return on Net Asset Value (2)...............   (12.75)%     1.17%     5.28%    18.90%   24.05%

SUPPLEMENTAL DATA AND RATIOS:

         Net assets, end of period (000's)........    $85,673  $92,053  $131,786  $126,892  $85,736
         Ratio of net operating expenses to
             average net assets (3)(4)............      0.84%     0.16%     0.11%     0.10%    0.14%

         Program service fee (4) .................      0.25%     0.75%     0.75%     0.75%    0.75%

         Ratio of investment income
             to average net assets (3)............      0.66%     1.33%     1.11%     1.43%    1.51%

         Portfolio turnover rate.................. 29.13% (5)   99.48%    66.84%     74.35%   65.82%


-----------

(1) Information presented relates to a share of capital stock outstanding for the entire period.

(2) Total Return on Net Asset Value is net of the service fee for the period July 1, 2001 through October 31, 2001, and for the fiscal years ended 2001, 2000, 1999 and 1998. Beginning November 1, 2001 the management fee is included in the calculation of the Funds' net asset value.

(3) Ratios include all management fees and expenses except for the program services fee.

(4) Program service fee discontinued as of October 31, 2001. Effective November 1, 2001, the CCM Advisors' expense ratio is included as a general operating expense of the Fund.

(5) Rate listed represents the portfolio turnover rate from July 1, 2001 through October 31, 2001 (date on which Feeder Fund entered into a master-feeder fund structure).



                                       43



                                   Appendix A

                             Past Performance of KCM

     The performance of the composite below shows the performance of KCM in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by KCM that have investment objectives, policies, strategies, and risks that are substantially similar to those of the U.S. Growth Equity Fund and U.S. Growth Equity Master Portfolio.


     The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2002 and does not represent the performance of the U.S. Growth Equity Fund or U.S. Growth Equity Master Portfolio. The composite performance data has been provided by KCM.


     The composite includes all accounts that KCM managed or sub-advised that have substantially similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the U.S. Growth Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the U.S. Growth Equity Master Portfolio and the U.S. Growth Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the U.S. Growth Equity Fund's expenses. Consequently, if the expenses of the U.S. Growth Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

     The performance information of the account is not intended to predict or suggest the performance that might be experienced by the U.S. Growth Equity Fund, the U.S. Growth Equity Master Portfolio or an individual investor in the U.S. Growth Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.


--------------------------------- ---------------- ------------------ ----------------- -----------------
      Average Annual Total Return     1 Year            3 Years           5 Years           10 Years
       for periods ended 9/30/02
--------------------------------- ---------------- ------------------ ----------------- -----------------
Composite                            (20.56)%           (7.65)%            5.48%             14.76%
--------------------------------- ---------------- ------------------ ----------------- -----------------
Russell 1000 Growth Index            (22.50)%          (19.59)%           (4.87)%            6.69%
--------------------------------- ---------------- ------------------ ----------------- -----------------


                                      A-1

                                   Appendix B

                           Past Performance of Pyrford

     The performance of the composite below shows the performance of Pyrford in managing all substantially similar accounts with investment objectives, policies, strategies, and risks substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio. The composite shown below is an aggregation of all accounts managed by Pyrford that have investment objectives, policies, strategies, and risks that are substantially similar to those of the International Core Equity Fund and International Core Equity Master Portfolio.


     The performance shown below is for the one-, three-, five- and ten-year periods ending September 30, 2002 and does not represent the performance of the AHA International Core Equity Fund or International Core Equity Master Portfolio. The composite performance data has been provided by Pyrford.


     The composite includes all accounts that Pyrford managed or sub-advised that have substantially similar investment profiles. The accounts included in the composite are not subject to the same type of expenses to which the International Core Equity Fund is subject. The accounts also are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the International Core Equity Master Portfolio and the International Core Equity Fund by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. In fact, the expenses of the accounts included in the composite are lower than the International Core Equity Fund's expenses. Consequently, if the expenses of the International Core Equity Fund had been included in the composite, the composite's performance results would have been lower than what is shown below.

     The performance information of the account is not intended to predict or suggest the performance that might be experienced by the International Core Equity Fund, the International Core Equity Fund Master Portfolio or an individual investor in the International Core Equity Fund. The performance information was calculated using standards promulgated by the Association for Investment Management & Research. Investors should be aware that the methodology used for the composite performance is not the SEC standard to calculate the performance. As a result, such performance results may differ from results calculated according to the SEC's methodology.


---------------------------------------------- ---------------- -------------- --------------- -------------
              Average Annual Total Return          1 Year          3 Years
      5 Years        10 Years
               for periods ended 9/30/02
---------------------------------------------- ---------------- -------------- --------------- -------------
                       Composite                  (11.68)%         (5.94)%         (0.56)%         8.53%
---------------------------------------------- ---------------- -------------- --------------- -------------
                MSCI World ex USA Index*          (15.31)%        (14.20)%         (5.48)%         3.12%
---------------------------------------------- ---------------- -------------- --------------- -------------

*    The  Morgan  Stanley  Capital   International  (MSCI)  World  ex-USA  Index
     comprises the entire developed world less the United States. The MSCI World ex-USA Index is a trademark of Morgan Stanley Capital International, Inc.

                                      B-1

                              FOR MORE INFORMATION

More information about the Funds is available free upon request:

Statement of Additional Information (SAI)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into this Prospectus.


Shareholder Reports

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. Those documents contain a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its most recent fiscal period.


                              TO OBTAIN INFORMATION

To obtain free copies of the annual, semi-annual report or the SAI or to discuss questions about the Funds:

By Telephone  - 1-800-445-1341

By Mail

AHA Investment Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

By Internet


Information about the Funds is available via the internet at www.ahafunds.org.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the Funds' documents are available on the EDGAR Database on the SEC's Internet web-site, at www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by e-mail request at: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102.


811-05534

                           AHA INVESTMENT FUNDS, INC.

                      AHA U.S. GOVERNMENT MONEY MARKET FUND




     Supplement dated November 1, 2002 to Prospectus dated November 1, 2002



Shares of AHA U.S. Government Money Market Fund are not currently available for purchase as this Fund has not yet commenced operations.

                         If you have questions regarding
                         purchasing shares of the Fund,
                           please call 1-800-445-1341.




                      AHA U.S. GOVERNMENT MONEY MARKET FUND







                               P R O S P E C T U S
                                November 1, 2002






                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                 1-800-445-1341


                                 ---------------


Be sure to read this prospectus before you invest and retain it for future reference. This prospectus presents essential facts about the Fund, including investment strategies, management fees and services available to you as an investor.


The Securities and Exchange Commission has not approved or disapproved any of the Fund's shares or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                 ---------------

                                TABLE OF CONTENTS

                                                                           Page

OBJECTIVE AND STRATEGY........................................................2

PRINCIPAL INVESTMENT RISKS....................................................3

FUND PERFORMANCE..............................................................3

FEES AND EXPENSES.............................................................3

ORGANIZATION AND MANAGEMENT OF THE FUND.......................................4

PRICING OF FUND SHARES........................................................6

SHAREHOLDER INFORMATION.......................................................6

         How to Buy Shares....................................................6

         Exchanging Shares....................................................9

         How to Sell Shares..................................................10

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................12

SUBSTANTIAL INVESTMENT IN ANOTHER FUND.......................................13

MASTER/FEEDER FUND STRUCTURE.................................................13

                             OBJECTIVE AND STRATEGY

Investment Objective


     The Fund seeks to provide as high a level of current income from government obligations as is consistent with the preservation of capital and maintenance of liquidity. This investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy

     The Fund seeks to maintain a stable net asset value of $1.00 per share and to maintain a dollar-weighted average maturity of 90 days or less. The Fund invests at least 80% of its net assets plus any borrowings for investment purposes (at market value at the time of purchase) in securities with maturities of 397 days or less, consisting of short-term debt securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements backed by those securities.


     Short-term debt securities issued by the U.S. Government include Treasury Bills, notes and securities issued by U.S. Government agencies such as the
Federal National Mortgage Association. Interest and principal payments of securities issued or guaranteed by some U.S. Government agencies or instrumentalities may not be backed by the full faith and credit of the U.S. Government.


     The Fund invests in high-quality, U.S. dollar-denominated short-term money market instruments that the Fund's subadviser has determined, under procedures adopted by the board of directors of the AHA Investment Funds, Inc. (the "Board of Directors") and under supervision by the Fund's adviser and the adviser's Board of Trustees, are eligible for purchase and present minimal credit risk. To be considered high quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities, by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). Money market instruments (also known as cash investments) usually have a maturity of 13 months or less, and can pay a fixed, variable, or floating rate of interest. The Fund's investments are made under the requirements of a Securities and Exchange Commission rule governing money market funds.


                                       2

                           PRINCIPAL INVESTMENT RISKS

     Because of the types of securities that the Fund invests in and their short-term nature, the level of risk associated with the Fund is lower than most other types of mutual funds. However, an investment in the Fund involves the following risks:

     Income Risk. The risk that falling interest rates will cause the Fund's income to decline. Investors should expect the Fund's monthly income to fluctuate.


     Credit Risk. The risk that the issuer or the guarantor of a fixed income security, or a counterparty to a repurchase agreement may not be able to meet its principal and/or interest payment obligations or otherwise to honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.


     Management Risk. The risk that the subadviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. The subadviser's ability to choose suitable investments has a significant impact on the Fund's ability to achieve its investment objective.

     An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                FUND PERFORMANCE

     After the Fund has been in operation for a full calendar year, the Fund will provide information to investors to assist them in understanding that the Fund's performance may vary and that there are possible risks associated with investing in the Fund. However, past performance does not necessarily indicate how the Fund will perform in the future.

                                FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
----------------

Maximum Sales Charge (Load) Imposed On Purchases                         None

Maximum Deferred Sales Charge (Load)                                     None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends              None

Exchange Fee                                                             None

Redemption Fee                                                           None

                                       3


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
------------------------------

Management Fees                                                          0.10(1)

Distribution and/or Service (12b-1) Fees                                 None

Other Expenses                                                           0.44(2)
                                                                         -----

Total Annual Fund Operating Expenses                                    0.54(2)
                                                                         =====

1 In addition to the management fee, the Fund pays CCM Advisors, LLC ("CCM Advisors," the Fund's investment adviser) an administrative fee of 0.05%, which is included in "Other Expenses." CCM Advisors has agreed to waive its entire management fee. This waiver may be reduced or terminated at any time at the option of CCM Advisors, subject to the approval of the Board of Directors. After the waiver, "Total Annual Fund Operating Expenses" will be 0.44%.


2    Expenses are based on estimated amounts that the Fund will incur.


Expense Example


     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that operating expenses remain constant. The example does not take into consideration CCM Advisors' undertaking to waive its entire management fee. This example is for illustration only. It is not meant to suggest actual or expected costs or returns, which may be more or less than the amounts shown.


               1 year          3 years
               ------          -------
                $55             $173



                     ORGANIZATION AND MANAGEMENT OF THE FUND

Organization

     The Fund is a series of AHA Investment Funds, Inc., (the "AHA Funds") an open-end management investment company with multiple series. Its shares are offered primarily to participants in the American Hospital Association Investment Program and member hospitals of the American Hospital Association as well as institutions and organizations engaged in the healthcare industry, including (but not limited to) employee benefit plans and hospital insurance funds.

                                       4

Investment Adviser

     CCM Advisors serves as the Fund's investment adviser. Subject to the supervision of the Board of Directors, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of the Fund including monitoring the performance of the subadviser. CCM Advisors' principal office is located at 190 South LaSalle Street, Suite 2800, Chicago, Illinois.


     CCM Advisors is majority-owned by Convergent Capital Management Inc. ("CCM"). CCM is a holding company that owns and maintains ownership interests (including majority ownership interests) in asset management firms. CCM does not provide investment advisory or related services to its affiliates, each of which operate independently of CCM, or to any clients of its affiliates. As of September 30, 2002, CCM affiliated firms managed assets for clients in excess of $16 billion.


     CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Fund and pays the salaries and other costs of employing all of these persons. CCM Advisors furnishes the Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operating and maintenance of such office space, facilities and equipment. Except for those expenses that CCM Advisors assumes, including those noted above, the Fund pays for all of its own expenses.


     The Fund pays CCM Advisors a management fee of 0.10% of the Fund's average daily net assets. The fee is accrued daily and paid to CCM Advisors monthly. CCM Advisors has undertaken to waive its entire management fee. This waiver may be reduced or terminated at any time at the option of CCM Advisors, subject to the approval of the Board of Directors. CCM Advisors also receives an administrative services fee from the Fund at a rate of 0.05% of the Fund's average daily net assets. CCM Advisors has contractually agreed to reimburse the Fund for its annual ordinary operating expenses exceeding 0.75% of the Fund's average net assets. This agreement continues through June 30, 2003.

Subadviser of the Fund

     CCM Advisors has engaged Patterson & Associates ("Patterson") as the Fund's subadviser. CCM owns a large portion of Patterson. As of September 30, 2002, Patterson had approximately $1 billion in assets under management.


     Patterson manages the Fund's investments and is responsible for making all investment decisions and placing orders to purchase and sell securities for the Fund. Subject to the oversight of CCM Advisors and the Board of Directors, Patterson has complete discretion as to the purchase and sale of investments for the Fund consistent with the Fund's investment objective, policies and restrictions.

     CCM Advisors pays Patterson a subadvisory fee that is accrued daily and paid monthly from the advisory fee CCM Advisors receives from the Fund.

The  following  employees  of  Patterson  are  primarily   responsible  for  the
day-to-day investment management of the Fund.

                                       5


---------------------------------- --------------------------------------------
                 Manager                     Professional Experience
                                             (for the last 5 years)
---------------------------------- --------------------------------------------
Linda T. Patterson                 President, Patterson.
---------------------------------- --------------------------------------------
Deborah Cervantes                  Vice President and Chief Financial
                                   Officer, Patterson.
---------------------------------- --------------------------------------------


                             PRICING OF FUND SHARES

     Shares of the Fund are bought and sold at net asset value on each day that the New York Stock Exchange (NYSE) is open for regular session trading that is not a bank holiday. Net asset value is determined by dividing the value of the Fund's securities, cash and other assets, less liabilities, by the number of shares outstanding. The Fund calculates its net asset value at 1:00 p.m., Eastern Time. However, on any day, when the trading markets for U.S. Government securities close early, net asset value will be determined as of that earlier closing time.

     In the Fund's attempt to maintain stable net asset value of $1.00 per share, securities held by the Fund are valued at amortized cost, which is approximately equal to market value.



                             SHAREHOLDER INFORMATION
How to Buy Shares

     Shares of the Fund are available primarily to participants in the American Hospital Association Investment Program and member hospitals of the American Hospital Association as well as institutions and organizations engaged in the healthcare industry, including, but not limited to, employee benefit plans and hospital insurance funds of such investors.

     The Fund requires a minimum investment of $100,000 to open a Fund account, and a minimum investment of $25,000 to add to an account. The Fund reserves the right to change the minimum amount required to open an account or to add to an existing account without prior notice. The Fund reserves the right to wave the minimums at any time.


     You may purchase shares on any day that the NYSE is open for regular session trading that is not a bank holiday. There are two ways to purchase shares of the Fund:

                                       6


-----------------------------------------------------------------------------------------------
                                     BY MAIL
-----------------------------------------------------------------------------------------------
TO OPEN A NEW ACCOUNT:                           TO ADD TO AN ACCOUNT:

Complete and sign an application.                Make your check payable to AHA U.S. Government
                                                 Money Market Fund.
Make your check payable to:
AHA U.S. Government Money Market Fund.           The check must be drawn on a U.S. bank.  Third
                                                 party checks will not be accepted.
The check must be drawn on a U.S. bank.
Third party checks will not be accepted.         Please include your account number on the
                                                 check.
Mail your completed application and check to:
                                                 Mail your completed application and check to:
    AHA Investment Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC                    AHA Investment Funds, Inc.
        P.O. Box 701                             c/o U.S. Bancorp Fund Services, LLC
   Milwaukee, WI 53201-0701                                   P.O. Box 701
                                                         Milwaukee, WI 53201-0701
   Overnight Delivery:
  AHA Investment Funds, Inc.                          Overnight Delivery:
c/o U.S. Bancorp Services, LLC                      AHA Investment Funds, Inc.
   615 East Michigan Street                       c/o U.S. Bancorp Services, LLC
      Milwaukee, WI 53202                            615 East Michigan Street
                                                       Milwaukee, WI 53202

You may make an initial investment prior to U.S. Bancorp's receipt of your completed application. However, redemptions will not be paid until U.S. Bancorp has received your completed application.

------------------------------------------------------------------------------------------------------

                                       7


-------------------------------------------------------------------------------------------------------
                                              By Wire
-------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT:                                    TO ADD TO AN ACCOUNT:

Complete and sign an application.  Mail your           Call the Fund at 1-800-445-1341, during
completed application to:                              business hours, to initiate your purchase.

      AHA Investment Funds, Inc.                       Please be sure to furnish your taxpayer
c/o U.S. Bancorp Fund Services, LLC                    identification number
          P.O. Box 701
      Milwaukee, WI 53201-0701
                                                       Wire your funds to:
Call the Fund at 1-800-445-1341, during business
hours, to initiate your purchase.                                      U.S. Bank, N.A.
                                                         Account of U.S. Bancorp Fund Services, LLC
Please be sure to furnish your taxpayer                            777 East Wisconsin Ave.
identification number                                                   Milwaukee, WI
                                                                    ABA Number 042000013
Wire your funds to:                                             For Credit to AC #112-952-137
                                                               Account Name: Name of Investor
                   U.S. Bank, N.A.                       Fund Name: AHA U.S. Government Money Market
  Account of U.S. Bancorp Mutual Fund Services, LLC                         Fund
               777 East Wisconsin Ave.
                    Milwaukee, WI                      If you wish to make purchases via Electronic
                ABA Number 042000013                   Funds Transfer, please call the Funds at
            For Credit to AC #112-952-137              1-800-445-1341 during business hours to
           Account Name: Name of Investor              initiate the Electronic Funds Transfers though
  Fund Name: AHA U.S. Government Money Market Fund     your checking/savings account.  Electronic
                                                       Funds Transfers are not allowed for initial
The Fund does not impose charges, but your bank may    purchase, only subsequent purchase.
impose charges.
                                                       Amounts sent by wire or electronic funds must
The Fund and U.S. Bancorp are not responsible for      be received by 1:00 p.m. Eastern Time in order
the consequences of delays resulting from the          to buy shares that day.
banking or Federal Reserve Wire System, or from
incomplete wiring instructions.                        The Fund does not impose charges, but your
                                                       bank may impose charges.
You may make an initial investment prior to U.S.
Bancorp's receipt of your application.  However,       The Fund and U.S. Bancorp are not responsible
redemptions will not be paid or processed until U.S.   for the consequences of delays resulting from
Bancorp has received the completed application.        the banking or Federal Reserve Wire System, or
                                                       from incomplete wiring instructions.
------------------------------------------------------ ------------------------------------------------


                                       8


Additional Information About Purchasing Shares

o If the Fund receives your purchase order by 1:00 p.m., Eastern Time, and the amount of your purchase order in immediately available funds by 4:00 p.m., Eastern Time, your purchase order will be considered to be received that day, and your shares will be purchased at that day's net asset value. Otherwise, your purchase order will be considered to be received the next business day, and your shares will be purchased at the next business day's net asset value.

o You will begin earning dividends on the next business day after your purchase order is executed.


o The Fund reserves the right to reject any purchase request, including a purchase request that may disrupt the Fund's operation or performance. Please call us at 1-800-445-1341 before attempting to invest a large dollar amount. The Fund also reserves the right to reject certain purchase requests in connection with various anti-money laundering laws and regulations. The Fund will not be responsible for any loss, liability, costs or expense resulting from rejecting any purchase request.

o The Funds will not accept cash, money orders, travelers checks or starter checks.


o You must certify whether you are subject to withholding for failing to report income to the Internal Revenue Service. The Fund may return investments received without a certified taxpayer identification number.

o    The Fund will not issue share certificates.


Exchanging Shares

     Shares of the Fund may be exchanged for the same class of shares of any other series of the AHA Funds on the basis of the respective net asset values of the Funds at the time of exchange. Exchanges must be in the amount of $25,000 or more. An exchange involves the redemption of shares of one Fund and investment of the redemption proceeds in the same class of shares of another Fund. Redemptions will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Shares of the Fund to be acquired will be purchased after receipt of your redemption request at the net asset value of those shares next determined after satisfaction of the purchase order requirements of the Fund whose shares are being acquired. An exchange is a sale and any gain or loss realized on an exchange may be recognized for federal income tax purposes. The Fund reserves the right to modify or terminate the exchange privilege and to impose fees for and limitations on its use. If the Fund finds it necessary to do either, it will try to notify you in advance.

     If you wish to exchange between Funds, you may transfer investments among existing accounts or you may open a new account to accept the exchange from an existing account. When requesting an exchange between Funds, both accounts must be registered in the same name, with the same address and taxpayer identification number.

                                       9

How to Sell Shares

     You may redeem some or all of your shares on any day the NYSE is open for regular session trading and that is not a bank holiday. The Fund ordinarily will pay redemption proceeds within one or two days, after receipt and acceptance of your redemption request. Redemption proceeds will be paid by wire transfer of Federal funds to the bank account designated on your account application. Upon request, the Fund will pay redemption proceeds by check mailed to your address of record.


         There are two ways to redeem Fund shares:

--------------------------------------------------------------------------------
                                 BY MAIL
--------------------------------------------------------------------------------
    Complete a written redemption request including:

o        the Fund's name;

o        your account number;

o        each owner's name and address;

o        the dollar amount or number of shares to be sold; and

o        the signature of each owner as it appears on the account.

    Mail the written request to:

      Regular Mail:                            Overnight Delivery:

      AHA Investment Funds, Inc.               AHA Investment Funds, Inc.
      c/o U.S. Bancorp Services, LLC           c/o U.S. Bancorp Services, LLC
      P.O. Box 701                             615 East Michigan Street
      Milwaukee, WI 53201-0701                 Milwaukee, WI  53202

If you were issued certificates for the shares being redeemed, the signed certificates and completed stock power form must accompany your written request.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BY TELEPHONE
--------------------------------------------------------------------------------
You must make arrangements to redeem by telephone prior to the redemption.

Redemption requests will only be accepted during regular business hours. Please call 1-800-445-1341 for more information.

Please be sure to furnish your taxpayer identification number.
--------------------------------------------------------------------------------

                                       10

Additional Information About Selling Shares

o As long as the Fund receives your redemption order in proper form before 1:00 p.m. Eastern Time, your shares will be sold at that day's net asset value. A redemption request is in proper form if it includes all the required information listed in "How to Sell Shares" and the Fund has a completed application on file. If the Fund receives your redemption order after 1:00 p.m. Eastern Time, your redemption order will be executed the next business day, and your shares will be sold at the next day's net asset value.

o Shares generally continue earning dividends until the day your redemption request is executed.

o The Fund requires a signature guarantee when a redemption request is payable to anyone other than the account owners of record, to be mailed to an address other than the address of record, or to be wired to a bank other than one previously authorized. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

o Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, non-profit or retirement accounts. Please call us at 1-800-445-1341 before attempting to redeem from these types of accounts.


o If you have recently made a purchase, the Fund may withhold redemption proceeds until it is reasonably satisfied that it has received payment, which may take up to 15 days from the date of purchase.


o The Fund may suspend redemptions or postpone payments of redemption proceeds for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) there are emergency circumstances as determined by the Securities and Exchange Commission; or (d) the Securities and Exchange Commission has by order permitted such suspension to protect shareholders of the Fund.

o The Fund reserves the right to pay redemptions "in kind" - payment of portfolio securities rather than cash - if the amount you are redeeming is large enough to effect the Fund's operations. In these cases, you might incur brokerage costs in converting the securities to cash and will be subject to market exposure until the securities are sold. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.

Automatic Redemption of Shares in Smaller Accounts

     The Fund reserves the right to redeem accounts having a value less than $25,000, unless the reduction is due to market activity. Proceeds from such a redemption will be sent directly to the shareholder. Before automatically redeeming your account, the Fund will notify you in writing and give you at least 60 days to increase the balance. The Fund reserves the right to change the minimum needed to maintain an account at any time.

                                       11

Telephone Transactions


     You may give up some level of security by choosing to sell shares by telephone rather than by mail. To prevent unauthorized transactions in your account, the Fund will employ reasonable procedures to confirm that telephone instructions are genuine. If the Fund or its service provider follows these procedures, the Fund or its service provider will not be liable for any loss, liability, cost or expense arising from unauthorized or fraudulent telephone instructions. Because you may be responsible for unauthorized telephone requests, you should verify the accuracy of each telephone transaction as soon as you receive your account statement, and you should take precautions to keep confidential your account number and tax identification number.

     During times of drastic economic or market changes, telephone transactions may be difficult to implement. In the event that you are unable to reach the Fund by telephone, requests may be mailed or hand-delivered to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.


For more information on any of the Fund's shareholder services, please call 1-800-445-1341.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund distributes to shareholders virtually all of its net income (interest less expenses). The Fund's dividends accrue daily and are paid monthly. Capital gains, if any, will be distributed annually. The Fund automatically reinvests your dividends and distributions in more shares of the Fund, unless you request otherwise.

Taxes

     The Fund will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following:

o The tax status of any distribution is the same regardless of how long you have held shares of the Fund and whether you reinvest in additional shares of the Fund or take the distribution in cash.


o Distributions declared in October, November or December -- if paid to you by the end of the following January--are taxable for federal income tax purposes as if received in December.


o Any dividends received by you are taxable to you as ordinary income for federal income tax purposes.

o Dividend distributions that you receive may be subject to state and local income taxes. Depending on your state's rules, however, any dividends attributable to interest earned on direct obligations of the U.S. Treasury may be exempt from state and local taxes. The Fund will notify you each year concerning how much, if any, of your dividends may qualify for this exemption.

                                       12

General Information

     By law, the Fund must withhold a percentage of any taxable distributions or redemptions from your account if you do not:

o    provide us with your correct taxpayer identification;

o    certify that your taxpayer identification is correct;

o    certify that you are a U.S. person; and

o    confirm that you are not subject to backup withholding.


     The backup withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when it will revert to 31% unless amended by Congress.


     The Fund must withhold taxes from your account if the IRS instructs us to do so.

     If a dividend distribution mailed to your address of record is returned as undeliverable, the Fund will automatically reinvest all future distributions until you provide us with a valid mailing address.

     The discussion set forth above regarding federal and state income taxation is included for general information only. You should consult your tax advisor concerning the federal and state tax consequences of an investment in the Fund.

                     SUBSTANTIAL INVESTMENT IN ANOTHER FUND

     The Fund may seek to achieve its investment objective by investing a substantial portion of its investable assets in another money market fund. Accordingly, the Fund would acquire an indirect interest in the securities held by the other money market fund. The Fund would invest in another money market fund to achieve greater operation efficiencies and reduce costs. Other funds with similar objectives and restrictions could also invest in the money market fund.

                                       13

                          MASTER/FEEDER FUND STRUCTURE

     The Board of Directors has the authority to convert the Fund to a "feeder" fund in a master/feeder fund structure in which the Fund, instead of investing all of its assets directly in portfolio securities, would pursue its investment objective by investing all of its investable assets in a separate "master" fund having the same investment objective and substantially the same investment restrictions as the Fund. Other funds with similar objectives and restrictions could also invest in the same master fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs, however there can be no assurance that these benefits will be realized.


                              FOR MORE INFORMATION

     More information about the Fund is available free upon request:

     Statement of Additional Information (SAI) - The SAI provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

                              TO OBTAIN INFORMATION

     To obtain free copies of the SAI or to discuss questions about the Fund:

     By Telephone - 1-800-445-1341

     By Mail - AHA Investment Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701

     By Internet - The Fund's prospectus is available via the internet at www.ahafunds.org.

     Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Free text only versions of the Fund's documents are available on the EDGAR Database on the SEC's Internet web-site at www.sec.gov. You can also obtain copies of this information, after paying a duplication fee, by e-mail request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 450 5th Street, N.W., Washington, D.C. 20549-0102.


811-05534

                           AHA INVESTMENT FUNDS, INC.

                     AHA LIMITED MATURITY FIXED INCOME FUND
                       AHA FULL MATURITY FIXED INCOME FUND
                                AHA BALANCED FUND
                           AHA DIVERSIFIED EQUITY FUND
                           AHA U.S. GROWTH EQUITY FUND
                       AHA INTERNATIONAL CORE EQUITY FUND

                                 CLASS A SHARES
                                 CLASS I SHARES
                      INSTITUTIONAL SERVICING CLASS SHARES





                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2002





                      190 South LaSalle Street, Suite 2800
                             Chicago, Illinois 60603
                                  800-445-1341


AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, AHA U.S. Growth Equity Fund and AHA International Core Equity Fund (each, a "Fund," together, the "Funds") are series of AHA Investment Funds, Inc. (the "AHA Funds"). This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of the Funds dated November 1, 2002 and any supplement to the prospectus. The Funds' financial statements for the fiscal year ended June 30, 2002, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds' annual report to shareholders. A copy of the Funds' annual reports must accompany delivery of this Statement of Additional Information. You may obtain a copy of the prospectus without charge by calling (800) 445-1341 by writing to AHA Funds or via the internet at www.ahafunds.org.



                                TABLE OF CONTENTS
                                                                            Page
GENERAL INFORMATION AND HISTORY................................................1

INVESTMENT STRATEGIES..........................................................1

INVESTMENT RESTRICTIONS.......................................................13

CONTROL PERSONS/PRINCIPAL SHAREHOLDERS........................................23

INVESTMENT MANAGEMENT.........................................................25

DISTRIBUTOR...................................................................31

DISTRIBUTION AND SHAREHOLDER SERVICE PLANS....................................31

CODE OF ETHICS................................................................32

PORTFOLIO TRANSACTIONS........................................................33

PORTFOLIO TURNOVER............................................................35

DETERMINATION OF NET ASSET VALUE..............................................36

PERFORMANCE INFORMATION.......................................................37

PURCHASES AND REDEMPTIONS OF SHARES...........................................42

ANTI-MONEY LAUNDERING COMPLIANCE..............................................42

SHARES........................................................................43

THE PROGRAM...................................................................44

TAXES.........................................................................45

MASTER/FEEDER STRUCTURE.......................................................46

OTHER INFORMATION.............................................................48

APPENDIX ....................................................................A-1


                                       i

                         GENERAL INFORMATION AND HISTORY

The AHA Funds is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The AHA Funds was incorporated on March 14, 1988 under the laws of Maryland and currently is comprised of seven funds, six of which (each, a "Fund," and collectively the "Funds"), are covered in this Statement of Additional Information ("SAI"). The AHA U.S. Government Money Market Fund is offered through a separate prospectus and SAI.

Each Fund invests substantially all of its assets in a separate portfolio of the CCM Advisors Funds (the "Master Fund"), a corresponding registered, diversified open-end management investment company consisting of multiple portfolios, six of which have the same investment objective as a corresponding Fund (each a "Portfolio," collectively the "Portfolios"). The Master Fund was organized on December 27, 2000 as a business trust under the laws of the State of Delaware.


                              INVESTMENT STRATEGIES

The Portfolios use various investment techniques to achieve their investment objectives. By investing in the Portfolios, the Funds will have an indirect investment interest in some or all of the types of securities described below.

Short Term Investments

Each of the Portfolios may invest in a variety of short-term debt securities ("money market instruments"), including instruments issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities") and repurchase agreements for such securities. Money market instruments are generally considered to be debt securities having remaining maturities of approximately one year or less. Other types of money market instruments include: certificates of deposit, bankers' acceptances, commercial paper, letters of credit, short-term corporate obligations, and the other obligations discussed below.

It is currently anticipated that the short-term investments in bank obligations (including certificates of deposit, bankers' acceptances, time deposits and letters of credit) will be limited to: (1) obligations of U.S. commercial banks and savings institutions having total assets of $1 billion or more, and instruments secured by such obligations, including obligations of foreign branches of U.S. banks and (2) similar obligations of foreign commercial banks having total assets of $1 billion or more or their U.S. branches which are denominated in U.S. dollars. Obligations of foreign banks and their U.S. branches are subject to the additional risks of the types generally associated with investment in foreign securities. See "Foreign Securities." Similar risks may apply to obligations of foreign branches of U.S. banks. There currently are no reserve requirements applicable for obligations issued by foreign banks or foreign branches of U.S. banks. Also, not all of the federal and state banking laws and regulations applicable to domestic banks relating to maintenance of reserves, loan limits and promotion of financial soundness apply to foreign branches of domestic banks, and none of them apply to foreign banks.

                                       1


It is anticipated that commercial paper constituting the short-term investments must be rated within the two highest grades by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P") or the highest grade by Moody's Investors Service, Inc. ("Moody's") or, if not rated, must be issued by a company having an outstanding debt issue rated at least AA by S&P or AA by Moody's. Other types of short-term corporate obligations (including loan participations and master demand notes) must be rated at least A by S&P or Moody's to qualify as a short-term investment, or, if not rated, must be issued by a company having an outstanding debt issue rated at least A by Moody's or S&P. The quality standards described above may be modified by a Portfolio upon the approval of the Master Fund's Board of Trustees. Information concerning securities ratings is found in the Appendix.


Bank time deposits may be non-negotiable until expiration and may impose penalties for early withdrawal. Master demand notes are corporate obligations which permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the borrower. They permit daily changes in the amounts borrowed. The amount under the note may be increased at any time by the Portfolio making the investment up to the full amount provided by the note agreement, or may be decreased by the Portfolio. The borrower may prepay up to the full amount of the note without penalty. These notes may in some cases be backed by bank letters of credit. Because these notes are direct lending arrangements between the lender and borrower, it is generally not contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Investments in bank time deposits and master demand notes are subject to limitations on the purchase of securities that are restricted or illiquid. See "Restricted and Illiquid Securities." No Portfolio intends to purchase any non-negotiable bank time deposits or master demand notes during the coming year.

Repurchase Agreements. The Portfolios may enter into repurchase agreements involving the types of securities which are eligible for purchase by that Portfolio. However, it is expected that there will be no limitation upon the maturity of the securities underlying the repurchase agreements.

Repurchase agreements, which may be viewed as a type of secured lending, typically involve the acquisition by a Portfolio of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The Portfolio will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.

While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio will follow procedures designed to minimize such risks. The value of the collateral underlying the repurchase agreement, which will be held by the Portfolio's custodian in a segregated account on behalf of a Portfolio, will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to

                                       2

liquidate such collateral. However, the exercise of a Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is anticipated that each Portfolio, as a policy, will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amount to more than 10% of its total assets. Investments in repurchase agreements may at times be substantial when, in the view of the Investment Managers, liquidity or other considerations warrant.

Reverse Repurchase Agreements. Each Portfolio may enter into reverse repurchase agreements. These agreements, in which a Portfolio would sell the security underlying the repurchase agreement for cash and be obligated to repurchase the security, involve a form of leverage to the extent the Portfolio may invest the cash received and involve risks similar to repurchase agreements. Although this practice, if successful, may help a Portfolio increase its income or net assets through the investment of the cash received in a reverse repurchase agreement, if the return on those investments is inadequate or they decline in value during the term of the agreement, the income or the net assets of the Portfolio would be adversely affected as compared to its income and net assets absent the transaction. No Portfolio intends to enter into reverse repurchase agreements during the next year.

Types of Debt Securities


The debt obligations in which the Portfolios may invest are subject to certain quality limitations and other restrictions. Permissible investments may include money market instruments and other types of obligations. See "Short-Term Investments" and "Convertible Securities." Debt obligations are subject to various risks as described in the Funds' prospectus. In addition, interestholders should recognize that, although securities ratings issued by a securities rating service provide a generally useful guide as to credit risks, they do not offer any criteria to evaluate interest rate risk. Changes in interest rate levels cause fluctuations in the prices of debt obligations and may, therefore, cause fluctuations in net asset values per share of the Portfolios and the Funds.


Applicable quality limitations of the Portfolios, as described in the Funds' prospectus, may require that debt securities purchased by the Limited Maturity Fixed Income Master Portfolio and the Diversified Equity Master Portfolio be rated at the time of purchase "A" or higher by S&P or Moody's or, if unrated, be of comparable quality as determined by the Investment Manager and that such securities purchased by the Full Maturity Fixed Income Master Portfolio and the Balanced Master Portfolio be rated at the time of purchase "BBB" or higher by S&P or "Baa" or higher by Moody's or, if unrated, be of comparable quality as determined by the Investment Manager. Although unrated securities eligible for purchase by the Portfolios must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Subsequent to the purchase of a debt security by a Portfolio, the ratings or credit quality of a debt security may deteriorate. A Portfolio is not required to sell a security if its credit quality or rating deteriorates after its purchase. However, the Investment Managers of the Portfolios will

                                       3

evaluate and monitor the quality of all investments, including bonds rated lower than BBB or Baa, and will dispose of investments that have deteriorated in their creditworthiness or ratings if the Investment Manager determines such action is necessary to assure that a Portfolio's overall investments are constituted in a manner consistent with its investment objective.

The economy and interest rates affect lower rated obligations differently from other securities. For example, the prices of these obligations have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. To the extent that there is no established retail secondary market, there may be thin trading of lower rated obligations which may adversely impact the ability of the Portfolios' Investment Managers to accurately value such obligations and the Portfolios' assets, and may also adversely impact the Portfolios' ability to dispose of the obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower rated obligations, especially in a thinly traded market.


Government Securities. Government securities include obligations issued by the U.S. Government, such as U.S. Treasury bills, notes and bonds, which differ as to their maturities at the time of issuance. Government Securities also include obligations guaranteed by the U.S. Government or issued by its agencies or instrumentalities, such as obligations of the Export-Import Bank of the United States, the General Services Administration, Federal Land Banks, Farmers Home Administration and Federal Home Loan Banks. Some Government Securities, such as U.S. Treasury obligations and obligations issued by the Export-Import Bank and the Federal Housing Administration, are backed by the full faith and credit of the U.S. Treasury. Others, such as those issued by Federal Home Loan Banks, are backed by the issuer's right to borrow from the U.S. Treasury. Some, such as those issued by the Federal National Mortgage Association and Federal Farm Credit Banks, are backed only by the issuer's own credit, with no guarantee or U.S. Treasury backing.


Zero Coupon Securities. Debt securities purchased by the Portfolios may include zero coupon securities. These securities do not pay any interest until maturity and, for this reason, zero coupon securities of longer maturities may trade at a deep discount from their face or par values and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. Current federal tax law requires the holder of a zero coupon security to accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment that year. It is not anticipated that any Portfolio will invest more than 5% of its assets in zero coupon securities during the next year.

Variable Rate Securities. Debt obligations purchased by the Portfolios may also include variable and floating rate securities. The interest rates payable on these securities are adjusted either at predesignated periodic intervals or whenever there is a change in an established market rate of interest. Other features may include a right whereby the Portfolio that holds the security may demand prepayment of the principal amount prior to the stated maturity (a "demand feature") and the right of an issuer to prepay the principal amount prior to maturity. One benefit

                                       4

of variable and floating rate securities is that, because of interest rate adjustments on the obligation, changes in market value that would normally result from fluctuations in prevailing interest rates are reduced. The benefit of a demand feature is enhanced liquidity.

Mortgage-Backed Securities. The Portfolios may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which these Portfolios may invest include collateralized mortgage obligations ("CMOs") and REMIC interests. CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Internal Revenue Code of 1986 and have the same characteristics as CMOs. It is expected that the amount of privately issued mortgage-backed securities that may be purchased by a Portfolio may not exceed 10% of the value of the Portfolio's total assets, and the securities of any one such issuer purchased by a Portfolio may not exceed 5% of the value of the Portfolio's total assets.

The Portfolios may from time to time also invest in "stripped" mortgage-backed securities. These are securities which operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently tradable securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, "interest only" and "principal only" mortgage-backed securities are considered to be illiquid.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Portfolio must be reinvested in other securities. As a result, prepayments in excess of those anticipated could adversely affect yield to the extent reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interests rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

                                       5

Asset-Backed Securities. Each of the Portfolios may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. Asset-backed securities may be "stripped" into classes in a manner similar to that described under "Mortgage-Backed Securities," above, and are subject to the prepayment risks described therein.

Types of Equity Securities

The Balanced Equity Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Portfolio and the International Core Equity Portfolio may purchase equity securities, including common and preferred and convertible preferred stocks and securities having equity characteristics such as rights, warrants and convertible debt securities. See "Convertible Securities." Common stocks and preferred stocks represent equity ownership interests in a corporation and participate in the corporation's earnings through dividends which may be declared by the corporation. Unlike common stocks, preferred stocks are entitled to stated dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior stated dividends have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have preferences on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating" which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The rights of common and preferred stocks are generally subordinate to rights associated with a corporation's debt securities. Rights and warrants are securities which entitle the holder to purchase the securities of a company (generally, its common stock) at a specified price during a specified time period. Because of this feature, the values of rights and warrants are affected by factors similar to those that determine the prices of common stocks and exhibit similar behavior. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. The purchase of rights and warrants are subject to certain limitations. See "Investment Restrictions."

Convertible Securities. The Balanced Master Portfolio, Diversified Equity Master Portfolio, U.S. Growth Equity Portfolio and International Core Equity Portfolio may purchase securities of this type, including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the holder receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

Convertible securities have an "investment value" which is the theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. The investment value changes based upon prevailing interest rates and other factors. They also have a "conversion value" which is the worth in market value if the security were exchanged for the underlying equity security. Conversion value fluctuates directly with the price of the underlying

                                       6

security. If conversion value is substantially below investment value, the price of the convertible security is governed principally by its investment value. If the conversion value is near or above investment value, the price of the convertible security generally will rise above investment value and may represent a premium over conversion value due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. A convertible security's price, when price is influenced primarily by its conversion value, will generally yield less than a senior nonconvertible security of comparable investment value. Convertible securities may be purchased at varying price levels above their investment values. However, there is no assurance that any premium above investment value or conversion value will be recovered because price changes and, as a result, the ability to achieve capital appreciation through conversion may never be realized.

Types of Foreign Securities


Each Portfolio (with the exception of the International Core Equity Master Portfolio which may invest up to 100% of its total assets in securities of non-U.S. companies) may invest up to 10% of its total assets, at the time of purchase, in securities of non-U.S. companies. Each Portfolio may also invest in securities of certain Canadian issuers and securities purchased by means of American Depository Receipts ("ADRs") in an amount not to exceed 20% of a Portfolio's total assets at the time of purchase.

Securities denominated in foreign currencies may be affected favorably or unfavorably by changes in foreign currency exchange rates and costs will be incurred in converting one currency to another. Exchange rates are determined by forces of supply and demand which forces are affected by a variety of factors including international balances of payments, economic and financial conditions, government intervention and speculation. Foreign currency exchange transactions of the Portfolios may be effected on a "spot" basis (cash basis) at the prevailing spot rate for purchasing or selling currency. The Portfolios may also utilize forward foreign currency contracts. See "Derivative Instruments - Forward Foreign Currency Contract."

Foreign securities may also be affected by changes in exchange control regulations, changes in governmental administration or economic or monetary policy (in the U.S. and abroad), political events, expropriation or nationalization or confiscatory taxation. Dividends and interest paid on foreign securities may be subject to foreign withholding and other foreign taxes. In addition, there may be less publicly available information concerning foreign issuers than domestic issuers, and foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those of domestic issuers. Securities of certain foreign issuers and in certain foreign markets are less liquid and more volatile than domestic issues and markets, and foreign brokerage commissions are generally higher than in the U.S. There is also generally less regulation and supervision of exchanges, brokers and issuers in foreign countries.


Derivative Instruments

In pursuing its investment objectives, each Portfolio may purchase and sell (write) options on securities, securities indices, and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts and enter into forward foreign currency exchange contracts for hedging purposes.

                                       7

Options. An option is a legal contract that gives the holder the right to buy or sell a specified amount of the underlying instrument at a fixed or determinable price upon the exercise of the option. A call option conveys the right to buy, in return for a premium paid, and a put option conveys the right, in return for a premium, to sell a specified quantity of the underlying instrument. Options on indices are settled in cash and gain or loss depends on changes in the index in question rather than on price movement in individual securities.

There are certain risks associated with transactions in options on securities and on indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise and skill and judgment of the Investment Manager, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying securities unless the option expired without exercise. As the writer of a covered call option, a Portfolio foregoes, during the life of the option, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, a Portfolio might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Portfolio is covered by an option on the same index purchased by the Portfolio, movements in the index may result in a loss to the Portfolio; however, such losses may be mitigated by changes in the value of the Portfolio's securities during the period the option was outstanding.

Options On Foreign Currencies. Each Portfolio may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where the Investment Manager perceives a risk of a rise in the dollar value of a foreign currency in which securities to be acquired are denominated (which would increase the dollar cost of these securities to the Portfolio), a Portfolio may purchase call options on the currency involved. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates

                                       8

do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Each Portfolio may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the anticipated decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio would be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Each Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, or liquid assets in a segregated account with the custodian.

Each Portfolio also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio will collateralize the option by maintaining in a segregated account with the custodian, cash or liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Foreign Currency Contracts. The Portfolios may enter into forward currency contracts to purchase or sell foreign currencies as a hedge against possible variations in foreign exchange rates. A forward foreign currency exchange contract is an agreement between the contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. A forward contract generally has no deposit requirement, and such

                                       9

transactions do not involve commissions. By entering into a foreign contract for the purchase or sale of the amount of foreign currency invested in a foreign security, a Portfolio can hedge against possible variations in the value of the dollar versus the subject currency either between the date the foreign security is purchased or sold and the date on which payment is made or received
("transaction hedging"), or during the time the Portfolio holds the foreign security ("position hedging"). Hedging against a decline in the value of a currency through the use of forward contracts does not eliminate fluctuations in the prices of securities or prevent losses if the prices of securities decline. Hedging transactions preclude the opportunity for gain if the value of the hedged security should rise. The Portfolios will not speculate in foreign currency contracts. If a Portfolio enters into a "position hedging transaction," which is the sale of forward non-U.S. currency with respect to a security held by it and denominated in such foreign currency, the Fund's custodian will place cash or liquid securities in a separate account in an amount equal to the amount of the Portfolio's total assets committed to the consummation of such forward contract. If the value of the securities placed in the account declines, additional cash or securities will be placed in the account so that the value of cash or securities in the account will equal the amount of the Portfolio's commitments with respect to such contracts. A Portfolio will not attempt to hedge all of its non-U.S. portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by its Investment Managers. The Portfolios will not enter into forward contracts for terms of more than one year.

Each Portfolio also has the authority to engage in transactions in foreign currency options and futures, but the Portfolios have no intention to do so during the next year. These options and futures are similar to options and futures on securities, except they represent an option to purchase or to sell an amount of a specified currency prior to expiration of the option at a designated price (in the case of a currency option), or a contract to purchase or deliver a specified amount of currency at an agreed upon future time and price (in the case of a currency future). Such transactions would be used for purposes similar to those described above for forward foreign currency contracts.


Securities Loans. A Portfolio may from time to time lend U.S. securities that it holds to brokers, dealers and financial institutions. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Securities and Exchange Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Portfolio will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Portfolio also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the Portfolio. A Portfolio will not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if the Master Fund's Board of Trustees deems it to be necessary in a particular instance.

For tax purposes, the dividends, interest and other distributions which a Portfolio receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES.)

                                       10

Each Portfolio intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.

The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but a Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, a Portfolio will make loans of securities only to firms CCM Advisors, LLC, the Portfolios' investment adviser, deems creditworthy.

The Portfolio receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. A Portfolio may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Master Fund's Board of Trustees determines that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower and that the fees are not used to compensate CCM Advisors or an Investment Manager or any affiliated person of the Portfolio or an affiliated person of CCM Advisors or an Investment Manager. The terms of a Portfolio's loans must meet applicable tests under the Internal Revenue Code and permit the Portfolio to reacquire the loaned securities on five days' written notice or in time to vote on any important matter. Each Portfolio may lend foreign securities consistent with the foregoing requirements, but no Portfolio has any intention to do so in the forseeable future.


Restricted and Illiquid Securities. Each Portfolio may invest up to 10% of the value of its net assets, measured at the time of investment, in restricted and illiquid securities. Restricted securities are securities which are subject to restrictions on resale because they have not been registered under the 1933 Act. Illiquid securities are securities which may be subject to other types of resale restrictions or which have no readily available markets for their disposition. These limitations on resale and marketability may have the effect of preventing a Portfolio from disposing of a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Portfolio might have to bear the expense and incur the delays associated with effecting registration. In purchasing restricted securities, the Portfolios do not intend to engage in underwriting activities, except to the extent a Portfolio may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities. It is expected that restricted securities will be purchased for investment purposes only and not for the purpose of exercising control or management of other companies. Under the Portfolio's anticipated policies, securities available for purchase and sale in accordance with Rule 144A under the 1933 Act are treated as restricted securities for the purposes of the limitation set forth above.

Real Estate Investment Trusts (REITs). The Portfolios may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate related loans or interests. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs may be affected by changes in the value of the underlying property owned by the REITs or the quality of loans held by the REIT.

                                       11


REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects.

REITs are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than securities of larger companies.

When-Issued Purchases and Forward Commitments (Delayed-Delivery). When-issued purchases and forward commitments (delayed-delivery) are commitments by a Portfolio to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Portfolios to lock in a price or yield on a security, regardless of future changes in interest rates.

When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the Portfolio's custodian will segregate on the books of the Portfolio the liquid assets of the Portfolio. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account to ensure that the value of the account remains equal to the Portfolio's commitments. Because a Portfolio's liquidity and ability to manage its portfolio holdings might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Investment Managers expect that commitments to purchase when-issued securities and forward commitments will not exceed 10% of the value of a Portfolio's total assets absent unusual market conditions.

A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a capital gain or loss for Federal income tax purposes.


When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities, A Portfolio does not earn interest on the securities it has committed to purchase until the securities are paid for and delivered on the settlement date.

                                       12

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions

In addition to the investment restrictions stated in the Prospectus, the investment restrictions listed below have been adopted as fundamental policies of each Fund and may not be changed without the vote of a majority of the outstanding voting securities of that Fund.

1. The Funds may not issue senior securities as defined in the 1940 Act or borrow money, except that a Fund may borrow from banks for temporary or emergency purposes (but not for investment), in an amount up to 10% of the value of its total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing was made. While any such borrowings exist for a Fund, it will not purchase securities. (However, a Fund which is authorized to do so by its investment policies may lend securities, enter into repurchase agreements without limit and reverse repurchase agreements in an amount not exceeding 10% of its total assets, purchase securities on a when-issued or delayed delivery basis and enter into forward foreign currency contracts.)

2. Purchase a security, other than Government Securities, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

4. Purchase the securities (other than Government Securities) of an issuer having a record, together with predecessors, of less than three years' continuous operations, if as a result of such purchase more than 5% of the value of the Fund's total assets would be invested in such securities except that this shall not prohibit a Fund from investing all of its investable assets in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

5. Make short sales of securities or purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of securities.

6. Engage in the underwriting of securities except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that all of the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.


                                       13

7. Purchase or sell real estate or interests therein, or purchase oil, gas or other mineral leases, rights or royalty contracts or development programs, except that a Fund may invest in the securities of issuers engaged in the foregoing activities and may invest in securities secured by real estate or interests therein.

8. Make loans of money or securities, except through the purchase of permitted investments (including repurchase and reverse repurchase agreements) and through the loan of securities (in an amount not exceeding one-third of total assets) by any Fund.

9. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

10. Invest more than 5% of the value of a Fund's total assets in warrants, including not more than 2% of such assets in warrants not listed on a U.S. stock exchange. (Rights and warrants attached to, received in exchange for, or as a distribution on, other securities are not subject to this restriction.)

11. Pledge, hypothecate, mortgage or otherwise encumber its assets, except as necessary to secure permitted borrowings. (Collateral arrangements and initial margin with respect to permitted options on securities, financial futures contracts and related options, and arrangements incident to other permitted practices, are not deemed to be subject to this restriction.)

Non-Fundamental Restrictions


The Funds have also adopted the following additional investment restrictions. These restrictions are not fundamental and may be changed by the Fund's Board of Directors (the "Board of Directors") without shareholder approval.


1. The Funds may not purchase the securities of any issuer, if as a result of such purchase more than 10% of the value of the Fund's total assets would be invested in securities that are illiquid. (As a matter of non-fundamental policy, repurchase agreements maturing in more than seven days, certain time deposits and over-the-counter options are considered to be illiquid.)

2. The Funds may not invest for the purpose of exercising control or management of another company except that all the investable assets of a Fund may be invested in another registered investment company having the same investment objective and substantially the same investment policies as the Fund.

3. Each Fund will invest, under normal circumstances, at least 80% of the value of its net assets in a particular type of investment that is suggested by the Fund's name and will notify its shareholders at least 60 days prior to any change in such policy.

4. Each Fund shall not purchase the stock or bonds of companies identified by the American Medical Association Coalition of Tobacco-Free Investments (the "AMA") as engaged in growing, processing or otherwise handling tobacco. If a Fund holds any such securities of an issuer which is subsequently identified by the AMA as engaged in such activities, the securities will be sold within a reasonable time period, consistent with prudent investment practice.

                                       14

For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

The fundamental and non-fundamental investment restrictions of each Portfolio follow:

Fundamental Restrictions

The investment restrictions listed below have been adopted as fundamental policies of each Portfolio, and may not be changed without a majority of the outstanding voting securities of that Portfolio.

No Portfolio may:

1. Industry Concentration. No Portfolio will purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Portfolio's total assets would be invested in the securities of issuers in any one industry. Notwithstanding anything herein to the contrary, to the extent permitted by the Investment Company Act of 1940, each Portfolio may invest in one or more investment companies; provided that, except to the extent the Portfolio invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Portfolio treats the assets of the investment companies in which it invests as its own for purposes of this policy.

2. Diversification. No Portfolio will purchase any security, other than Government Securities or securities of a registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies, if as a result of such purchase more than 5% of the value of the Portfolio's assets would be invested in the securities of any one issuer, or the Portfolio would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

3. Interests in Real Estate. No Portfolio will purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate).

4. Underwriting. No Portfolio may engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that the Portfolio may invest in another registered investment company that relies on Rule 2a-7 under the 1940 Act or that has the same investment objective and substantially similar investment policies.

5. Borrowing. No Portfolio will borrow money, except that, for temporary purposes: (a) the Portfolio may borrow from banks (as defined in the 1940
     Act) and through reverse repurchase

                                       15

     agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Portfolio may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Portfolio may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. No Portfolio will make any additional investment while it has borrowings in excess of 5% of its total assets.

6. Lending. No Portfolio will lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Portfolio's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions;
     (c) participation in an interfund lending program among funds having a common investment adviser or distributor to the extent permitted by applicable law or by exemptive order of the Securities and Exchange Commission and (d) loans of securities as permitted by applicable law.

7. Commodities. No Portfolio will purchase or sell commodities or commodity contracts, except that a Portfolio may purchase and sell financial futures contracts and options on such contracts and may enter into forward foreign currency contracts and engage in the purchase and sale of foreign currency options and futures.

8. Senior Securities. No Portfolio will issue senior securities except to the extent the activities permitted in Fundamental Restriction No. 5 may be deemed to give rise to a senior security.

9. Securities of Registered Investment Companies. As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Portfolios shall prohibit a Portfolio from investing all or substantially all of its assets in the shares of one or more registered open-end investment company having the same investment objective and substantially similar investment policies.

Non-Fundamental Restrictions

The   Portfolios   have  also  adopted  the  following   additional   investment
restrictions. These restrictions are not fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

1. Margin Purchases. No Portfolio may purchase any securities on margin or sell securities short. Each Portfolio may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

2. Pledging Assets. No Portfolio may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with borrowings mentioned in fundamental restriction number 5 above, and then such mortgaging, pledging or hypothecating may not exceed one-third of the Portfolio's total assets, taken at market value at the time thereof.

                                       16

3. Illiquid Securities. No Portfolio will invest in illiquid securities, including certain repurchase agreements, reverse repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 15% of the value of its net assets would be invested in assets that are illiquid.

4. Fund Name. Each Portfolio has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a particular type of investment that is suggested by the Portfolio's name and will notify its shareholders at least 60 days prior to any change in such policy.

5. Investment in another Investment Company. Each Portfolio shall not acquire any securities of a registered open-end investment company or registered unit investment trust that relies on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.

For purposes of these investment restrictions and other limitations, all percentage limitations apply at the time of a purchase or other transaction. Any subsequent change in a percentage resulting from market fluctuations or other changes in the amount of total assets does not require the sale or disposition of an investment or any other action.

                                       17

                             DIRECTORS AND OFFICERS


The Board of Directors has overall responsibility for the conduct of the affairs of the AHA Funds. Each Director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the Directors have been elected by the shareholders. The shareholders may remove a Director by a vote of a majority of the outstanding shares of the Fund at any meeting of shareholders called for the purpose of removing such Director.

The Board of Directors elects the officers of the AHA Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Directors may remove any officer with or without cause at any time.

The names and ages of the Directors and officers, the position each holds with AHA Funds, the date each was first elected to his position, their principal business occupations during the last five years and other directorships they have held for publicly traded companies are shown below. Each Director and officer serves in such capacity for each of the seven series of the AHA Funds Except for Messrs. Burke, Evans, Solberg and Yoder, each Director oversees the seven Portfolios of the CCM Advisors Funds and the two series of the CCMA Select Investment Trust. Messrs. Burke, Evans, Solberg and Yoder only oversee the seven series of the AHA Funds.

Directors who are interested persons of AHA Funds:

----------------------- ---------------- ---------------------------------- -------------------------------
     Name and Age at    Position(s) Held      Principal Occupation(s)       Other Directorships Held
     October 1, 2002     with AHA Funds         During Past 5 Years
                         and Date First
                           Elected or
                          Appointed to
                             Office
----------------------- ---------------- ---------------------------------- -------------------------------

Douglas D. Peabody, 39* Director and     Managing Director, CCM Advisors,       None.
                        President (since LLC (since Jan. 2001); Managing
                        2001)            Director Convergent Capital
                                         Management Inc. (since 1999);
                                         formerly Principal, Eager Manager
                                         Advisory Services (1991 to 1999).

Timothy G. Solberg, 49* Director and     Managing Director, CCM Advisors,       None.
                        Secretary (since LLC (since 2001); formerly
                        2001)            Director of Marketing and Client
                                         Services, Hewitt Investment Group,
                                         a Division of Hewitt Associates
                                         LLC.


                                       18

Directors who are not interested persons of AHA Funds:

---------------------- ------------------- ---------------------------------- -----------------------------
     Name and Age at   Position(s) Held         Principal Occupation(s)        Other Directorships Held
     October 1, 2002    with AHA Funds            During Past 5 Years
                        and Date First
                          Elected or
                         Appointed to
                            Office
---------------------- ------------------- ---------------------------------- -----------------------------

Anthony J. Burke, 37   Director (since     President, American Hospital        None.
                       1999)               Association Financial Solutions,
                                           Inc. (since 1997); formerly,
                                           Marketing Development Director of
                                           AHA Insurance Resources Inc. (1997
                                           to 1998); prior thereto, President
                                           of A. Burke & Associates (a
                                           marketing consulting firm).

Charles V. Doherty, 68 Director (since     Managing Director, Madison          Trustee, Wayne Hummer
                       September 2002)     Advisory Group; Director, Lakeside  Investment Trust (an open-end
                                           Bank; Director, Knight Trading      investment company) (4
                                           Group, Inc.; Director, Howe Barnes  portfolios); formerly Trustee,
                                           Investments, Inc.; Director,        Wayne Hummer Money Fund Trust
                                           Brauvin Capital Trust, Inc.;        (an open-end investment
                                           Director, Bank of America           company) (1994-1999).
                                           Financial Products, Inc.

Frank A. Ehmann, 68    Director (since     Retired. Director, American         Director, SPX Corp. (global
                       1991)               Healthways (provider of diabetes    provider of technical products
                                           and cardiac disease management      and systems, industrial
                                           services to health plans and        products and services, flow
                                           hospitals) (since 1989); Director, technology and service
                                           Genderm Corp. (dermatology company solutions) (since 1989);
                                           offering prescription and           formerly Director and
                                           non-prescription treatments for     President, United Stationers
                                           skin conditions) (1997-2000).       (wholesale distributor of
                                                                               business, computer, and
                                                                               facilities management
                                                                               products).

                                       19

---------------------- ------------------- ---------------------------------- -----------------------------
     Name and Age at   Position(s) Held         Principal Occupation(s)        Other Directorships Held
     October 1, 2002    with AHA Funds            During Past 5 Years
                        and Date First
                          Elected or
                         Appointed to
                            Office
---------------------- ------------------- ---------------------------------- -----------------------------
Richard John Evans 50  Director (since     Chief Financial Officer, American   None.
                       1995)               Hospital Association (since Dec.
                                           1999); formerly, Vice
                                           President/Finance, American
                                           Hospital Association (1995-1999).

John D. Oliverio, 49   Director (since     Chief Executive Officer, President Director, Hewitt Series Trust
                       1995)               and Director, Wheaton Franciscan    (an open-end investment
                                           Services, Inc. (parent              company) (since 1998)
                                           organization for more than 100      (2 portfolios).
                                           health and shelter service
                                           organizations) (since 1984);
                                           Director of the following:
                                           Affinity Health Systems (since
                                           1995); Covenant Health Care
                                           System (since 1989); All Saints
                                           Health System (since 1992);
                                           Franciscan Ministries, Inc. (the
                                           holding company for Wheaton
                                           Franciscan Services, Inc.'s
                                           housing entities) (since 1998)
                                           and United Health System (since
                                           1998).

Edward M. Roob, 67     Director (since     Retired.  Arbitrator, New York      Director, Brinson Funds, Inc.
                       September 2002)     Stock Exchange and National         (since 1994); Director, UBS
                                           Association of Securities Dealers; Relationship Funds (since
                                           Trustee, Fort Dearborn Income       1995); Director, UBS
                                           Securities, Inc. (since 1994);      Supplementary Trust (since
                                           Director, Brinson Trust Company     1997)(40 portfolios);
                                           (since 1993); Committee Member,
                                           Chicago Stock Exchange (1993 to
                                           1999).

John L. Yoder, 71      Director (since     Vice President, Princeton           None.
                       1988)               Insurance Co. (since 1995).



* Messrs. Peabody and Solberg are "interested persons" of the AHA Funds as defined in the Investment Company Act of 1940 because they are Managing Directors of the Portfolios' investment adviser, CCM Advisors, LLC.


     The address of Messrs. Peabody and Solberg is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603. The address of Mr. Burke is One North Franklin, Chicago, Illinois 60606; that of Mr. Doherty is 70 West Madison, Suite 1400, Chicago, IL 60602; that of Mr. Ehmann is 864 Bryant Avenue, Winnetka, Illinois 60093; that of Mr. Evans is One North Franklin, Chicago, IL 60606; that of Mr. Oliverio is 26 West 171 Roosevelt Road, Wheaton, Illinois 60189; that of Mr. Roob is 841 Woodbine Lane, Northbrook, Illinois 60062 and that of Mr. Yoder is 19 Tankard, Washington Crossing, Pennsylvania 18977.

                                       20

Officers. Messrs. Peabody and Solberg are President and Secretary of AHA Funds, respectively. The preceding table gives more information about Messrs. Peabody and Solberg. The following table sets forth each other officer's name, position with AHA Funds, age, principal occupation during the past five years and the date on which he first became an officer of AHA Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the Board of Directors.

------------------------ ----------------------- -------------------------------
                         Position(s) Held with
                           AHA Funds and Date
      Name and Age at       First Elected or       Principal Occupation(s)
      October 1, 2002     Appointed to Office         During Past 5 Years
------------------------ ----------------------- -------------------------------

Gregory P. Francoeur, 31 Treasurer  (since 2002) Director of Finance, Convergent
                                                 Capital Management Inc. (since
                                                 1997); prior thereto, Auditor,
                                                 Price Waterhouse LLP
                                                 (1993-1997).

James A. Henderson, 60   Vice President (since   Vice President, Corporate
                         1988)                   Counsel and Assistant
                                                 Secretary, American Hospital
                                                 Association (since 1984);
                                                 Secretary, AHA Financial
                                                 Solutions, Inc. (since 1995);
                                                 Secretary, Heath Forum, Inc.
                                                 (since 1988).)

The address of each officer is 190 South LaSalle, Suite 2800, Chicago, Illinois 60603.

Directors, other than those who are affiliated with CCM Advisors, LLC ("CCM Advisors"), the Fund's investment adviser, or with the American Hospital Association, receive $1,000 for each quarterly meeting of the Board of Directors attended and $500 for each special meeting of the Board of Directors attended and for any committee meeting (not held on the date of a quarterly Board of Directors meeting) attended, plus reimbursement of related expenses.

Meetings and Committees. The current Board of Directors consists of two interested and seven non-interested Trustees.

Audit Committee. The Audit Committee, consisting of Messrs. Doherty, Ehmann, Oliverio, Roob and Yoder, all of whom are non-interested Directors, recommends to the Board of Directors the independent accountants to serve as auditors, and confers with the independent accountants on the scope and results of the audit.

Governance Committee. The Governance Committee, consisting of Messrs. Burke, Doherty, Ehmann, Evans, Oliverio, Roob and Yoder, all of whom are non-interested Directors, recommends to the Board of Directors, among other things, nominees for Director who are not "interested persons" of the Fund. Neither the Board of Directors, nor the Governance Committee will consider shareholder recommendations regarding candidates for election of Directors; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of the Fund.

Executive Committee. The Executive Committee, consisting of Messrs. Peabody and Solberg, both interested Directors and Mr. Doherty, a non-interested Director, is authorized to take certain actions delegated to it by the full Board of Directors and to exercise the full powers of the Board

                                       21

of Directors under circumstances when the Board of Directors as a whole will not be able to meet.

Valuation Committee. The Valuation Committee, consisting of Mr. Peabody, and interested Director and Messrs. Doherty, Ehmann, Oliverio and Roob, all of whom are non-interested Directors, has oversight responsibility for, among other things, determining and monitoring the value of the Fund's assets.

Committee Meetings. The Audit Committee met twice during the fiscal year ended June 30, 2002.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits. The following table summarizes the compensation for the fiscal year ended June 30, 2002 paid to the Directors.

                                  Aggregate         Total Compensation from the
                                Compensation         AHA Funds and Fund Complex
            Name              from the AHA Funds        Paid to Directors(1)
            ----              ------------------        ------------------

Douglas D. Peabody(2)               None                        None

Timothy G. Solberg(2)               None                        None

Anthony J. Burke(2)                 None                        None

Charles V. Doherty(3)               None                       $2000

Frank Ehmann                        $5000                      $8000

Richard John Evans(2)               None                        None

John D. Oliverio                    $5000                      $8000

Edward M. Roob(3)                   None                       $3000

Thomas J. Tucker(3)                 $5000                      $5000

John L. Yoder                       $5000                      $5000



(1) Messrs. Doherty, Ehmann, Oliverio, Peabody and Roob also serve on the Board of Trustees of CCM Advisors Funds and the Board of Trustees of the CCMA Select Investment Trust. Because the CCMA Select Investment Trust was not operational, each non-interested Trustee of CCMA Select Investment Trust was compensated by CCM Advisors, LLC. Messrs. Ehmann, Oliverio and Roob were each paid $2000. Mr. Doherty was paid $1000. This amount is not included in the Total Compensation from AHA Funds and Fund Complex Paid to Directors.

(2)  Non-compensated Director.

(3) Mr. Tucker resigned as a Director in September 2002. Messrs. Doherty and Roob were appointed as Directors in September 2002.

     As of October 1, 2002, no Directors or officers owned beneficially or of record any security of any Fund nor did any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CCM Advisors, LLC (the "Adviser"), own shares of any Fund. As of December 31, 2001, no Director "beneficially" owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of
1934) any shares of any Fund.


                                       22


                     CONTROL PERSONS/PRINCIPAL SHAREHOLDERS


As of October 1, 2002, Sherman Hospital, an Illinois corporation, may be deemed to control the Limited Maturity Fixed Income Fund and Baptist Health Care Corporation, a Florida corporation, and Lee Hospital, a Pennsylvania corporation, may be deemed to control the Balanced Fund by virtue of owning more than 25% of the outstanding shares of such Funds. Sherman Hospital owned of record and beneficially owned directly 25% of the outstanding shares of the Limited Maturity Fixed Income Fund. Baptist Health Care Corporation and Lee Hospital owned of record and beneficially owned directly 51% and 33%, respectively, of the outstanding shares of the Balanced Fund. These control relationships will continue to exist until such time as each of the above-described share ownership represents 25% or less of the outstanding shares of the respective Funds. Through the exercise of voting rights with respect to shares of the Portfolio the controlling person set forth above may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

The following persons were known by the Funds to own beneficially (with sole or shared voting or investment power) more than 5% of shares of one or more of the Funds or one or more of the Portfolios as of October 1, 2002.

                       Limited Maturity Fixed Income Fund

                                                   Percentage of Total
Shareholder                   Class                 Outstanding Shares

Sherman Hospital
934 Center St.                   I                        25.47%
Elgin, IL  60120

Laughlin Memorial Hospital
1420 Tusculum Blvd.              I                        16.42%
Greenville, TN 37745

Lewistown Hospital
400 Highland Ave.                I                        14.90%
Lewistown, PA  17044

Trinity Hospital
380 Summit Ave.                  I                        5.29%
Steubenville, OH  43952

                                       23


                         Full Maturity Fixed Income Fund

                                                            Percentage of Total
Shareholder                      Class                       Outstanding Shares

Vail Valley Medical Center
181 W. Meadow Drive                 I                             22.35%
Vail, CO  81657

Baptist Health Care Corporation
1000 W. Moreno St.                  I                             21.74%
Pensacola, FL  32522

Lee Hospital
320 Main St.                        I                             18.03%
Johnstown, PA  15901

Lewistown Hospital
400 Highland Ave.                   I                             11.73%
Lewistown, PA  17044

Dearborn County Hospital
600 Wilson Creek Rd.                I                             8.72%
Lawrenceburg, IN  47025

Escambia County
P.O. Box 469                        I                             5.23%
Brewton, AL 36427



                                  Balanced Fund

                                                         Percentage of Total
Shareholder                             Class            Outstanding Shares

Baptist Health Care Corporation
1000 W. Moreno St.                         I                   50.95%
Pensacola, FL  32522

Lee Hospital
320 Main St.                               I                   33.40%
Johnstown, PA  15901

Kalispell Regional Med Center
325 Claremont St.                          I                   14.16%
Kalispell, MT  59901

                                       24

                             Diversified Equity Fund

                                                            Percentage of Total
Shareholder                          Class                  Outstanding Shares

Laughlin Memorial Hospital
1420 Tusculum Blvd.                     I                           22.58%
Greeneville, TN  37745

Grande Ronde
900 Sunset Dr.                          I                           10.87%
LaGrande, OR  97850

Baptist Health Care Corporation
1000 W. Moreno St.                      I                           8.11%
Pensacola, FL  32522

Lewistown Hospital
400 Highland Ave.                       I                           8.10%
Lewistown, PA  17044

Lee Hospital
320 Main St.                            I                           7.60%
Johnstown, PA  15901



                              INVESTMENT MANAGEMENT


CCM Advisors, LLC


CCM Advisors serves as the investment adviser for each Portfolio pursuant to an Investment Advisory Agreement. Under each Investment Advisory Agreement, and subject to the supervision of, and policies established by, the Master Fund's Board of Trustees, CCM Advisors determines the investment strategies, and supervises adherence by the Investment Manager to each Portfolio's investment policies and guidelines. CCM Advisors also recommends the appointment of additional or replacement investment managers to the Master Fund's Board of Trustees.


CCM Advisors is a majority-owned subsidiary of Convergent Capital Management Inc. The duties and responsibilities of CCM Advisors are specified in an Investment Advisory Agreement on behalf of each Portfolio between the Master Fund and CCM Advisors. At meetings held on October 2, 2001, called in part for approving the Investment Advisory Agreements for the Portfolios, the Board of Trustees of the Master Trust approved the Investment Advisory Agreements by the unanimous vote of all Trustees present and also by the unanimous vote of all non-interested Trustees. In evaluating the Investment Advisory Agreement, the Trustees of the Master Trust reviewed materials furnished by CCM Advisors, including information regarding CCM Advisors, and its personnel, operations and financial condition. The Trustees of the Master Trust discussed with representatives of CCM Advisors each Portfolio's operations and CCM Advisors' ability to provide advisory and other services to the Portfolios. The Trustees also reviewed, among other things:

                                       25

o the proposed fees to be charged by CCM Advisors for the services it provides;

o    each Portfolio's projected total operating expenses;

o    the investment performance, fees and total expenses of investment companies
     with  similar   objectives  and  strategies  managed  by  other  investment advisers; and

o the experience of the investment advisory and other personnel providing services to the Portfolios and the historical quality of the services provided by CCM Advisors to the Funds.

The Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of CCM Advisors, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of CCM Advisors' fees and the expense ratio of each Portfolio in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; (3) the performance of each Portfolio in relation to the results of other comparable investment companies and unmanaged indices; and (4) other factors that the Trustees deemed relevant.

The Investment Advisory Agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of the Master Fund or CCM Advisors, or by a vote of shareholders. Each Investment Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Master Fund or by a majority of the outstanding voting shares of the Portfolio and (b) by a majority vote of the Trustees who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.


In return for its services, each Portfolio pays a management fee to CCM Advisors for serving as its investment adviser. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the investment advisory fees paid by each Portfolio to CCM Advisors:

           Limited Maturity Fixed Income Master Portfolio       0.50%
           Full Maturity Fixed Income Master Portfolio          0.50%
           Balanced Master Portfolio                            0.75%
           Diversified Equity Master Portfolio                  0.75%
           U.S. Growth Equity Portfolio                         0.75%
           International Core Equity Portfolio                  1.00%

Except for those expenses that CCM Advisors assumes, including those noted above, the Funds pay for all of their own expenses.

CCM Advisors has contractually agreed to reimburse each Fund for all ordinary operating expenses exceeding the following expense ratios:

                                       26


                                                 Expense Level
                                   (as a % of average daily net assets)

Institutional
Fund                       Class A             Class I           Servicing Class
----                       -------             -------           ---------------
Limited Maturity             1.00%              1.35%                  1.25%
Full Maturity                1.00%              1.35%                  1.25%
Balanced                     1.50%              1.92%                  1.75%
Diversified Equity           1.25%              1.70%                  1.50%
U.S. Growth Equity           1.75%              2.20%                  2.00%
International Core Equity    2.00%              2.45%                  2.25%


CCM Advisors or the Funds may terminate this undertaking at any time. For any fiscal year of the Funds in which the Expense Ratio of the Fund would otherwise be less than the lowest Expense Cap applicable to that class in effect since the beginning of the preceding three fiscal years of the Fund, the Fund will pay to CCM Advisors any amount so reimbursed by CCM Advisors during such preceding three years and not previously paid by the Fund to CCM Advisors, except to the extent that such payment would cause the Expense Ratio of the class for the fiscal year to exceed such lowest Expense Cap.

The following chart shows the fees paid to CCM Advisors by each Portfolio for the last fiscal year ended June 30. Information is not presented for the U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio because these portfolios have not yet commenced operations.

                          Portfolio                                 6/30/02
                          ----------                                ---------
Limited Maturity Fixed Income Master Portfolio                      $237,003
Full Maturity Fixed Income Master Portfolio                         $121,907
Balanced Master Portfolio                                           $121,168
Diversified Equity Master Portfolio                                 $447,032


The  following  chart  shows  the  Administration  fees paid by each Fund to CCM
Advisors:

                             Fund                                   6/30/02
                             ----                                   --------
Limited Maturity Fixed Income Master Portfolio                      $13,896
Full Maturity Fixed Income Master Portfolio                         $12,127
Balanced Master Portfolio                                           $13,331
Diversified Equity Master Portfolio                                 $13,335


                                       27


CCM Advisors is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of CCM Advisors, and the payment of any fees to interested Trustees of the Master Fund. CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Master Fund and pays the salaries and other employment related costs of employing those persons. CCM Advisors furnishes the Master Fund with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. All other expenses incurred in the organization of the Master Fund or of any new series of the Master Fund, including legal and accounting expenses and costs of the initial registration of securities of the Master Fund under federal and state securities laws, are also paid by CCM Advisors.

The Investment Advisory Agreement provides that the Master Fund is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Master Fund, charges of the custodian and transfer agent, cost of auditing services, non-interested Trustees' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Master Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Trustee and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Master Fund, or costs related to indemnification of Trustees, officers and employees of the Master Fund.

The Investment Advisory Agreement also provides that CCM Advisors shall not be liable to the Master Fund or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Master Fund or by any shareholder in connection with matters to which such Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of CCM Advisors in the performance of its duties thereunder.


The Investment Managers


The assets of each multi-manager Portfolio are divided into segments and CCM Advisors is responsible for allocating the assets among the Investment Managers in accordance with their specific investment styles. CCM Advisors pays the fees of the Investment Managers for the services they render pursuant to the Subadvisory Agreements. The Investment Manager(s) manage the investments of each Portfolio, determining which securities or other investments to buy and sell for the Portfolio, selecting the brokers and dealers to effect the transactions, and negotiating commissions. In placing orders for securities transactions, the Investment Managers seek to obtain a combination of the most favorable price and efficient execution available.

                                       28


The Investment Managers may also serve as managers or advisers to other investment companies and other clients, including clients of CCM Advisors.


The following organizations presently serve as Investment Managers of the Portfolios pursuant to Subadvisory Agreements, and manage the Portfolios indicated:



Portfolio                                         Investment Manager(s)
---------                                         ---------------------
Limited Maturity Fixed Income Master Portfolio    The Patterson Capital Corporation
Full Maturity Fixed Income Master Portfolio       Baird Advisors
                                                  Western Asset Management Company

Balanced Master Portfolio                         Baird Advisors
                                                  Cambiar Investors, Inc.
                                                  Freeman Associates Investment Management LLC
Diversified Equity Master Portfolio               Cambiar Investors, Inc.
                                                  Freeman Associates Investment Management LLC

U.S. Growth Equity Portfolio                      KCM Investment Advisors
International Core Equity Portfolio               Pyrford International PLC



CCM Advisors pays each Investment Manager a fee for its services. The fee is determined as a percentage of average daily net assets and is accrued daily and paid monthly. The following chart shows the subadvisory fees CCM Advisors paid on behalf of each Portfolio for the last three fiscal years ended June 30. Information is not presented for the U.S. Growth Equity Master Portfolio and International Core Equity Master Portfolio because these portfolios have not yet commenced operations.


        Portfolio                               6/30/02    6/30/01    6/30/00
        ---------                               -------    -------    -------
Limited Maturity Fixed Income Master Portfolio  $101,573    $93,551   $121,430
Full Maturity Fixed Income Master Portfolio      $65,642    $95,151   $131,683
Balanced Master Portfolio                        $55,290    $80,455   $121,177
Diversified Equity Master Portfolio             $223,516   $272,132   $319,365


Detailed information regarding each of the Investment Managers is contained in the Funds' Prospectus under "Investment Managers."


At meetings held on October 2, 2001, called in part for approving the subadvisory agreements for the Portfolios and on September 10, 2002, called in part for approving the subadvisory

                                       29

agreement related to the portion of the Balanced Master Portfolio managed by Baird Advisors, the Board of Trustees of the Master Trust approved the subadvisory agreements by the unanimous vote of all Trustees present and also by the unanimous vote of all non-interested Trustees. In evaluating the Investment Managers, the Trustees reviewed materials furnished by CCM Advisors and the Investment Managers, including information regarding each Investment Manager, and its personnel, operations and financial condition. The Trustees discussed with representatives of the Investment Managers each Portfolio's operations and each Investment Manager's ability to provide subadvisory and other services to the Portfolios. The Trustees also reviewed, among other things:

o the proposed fees to be charged by each Investment Manager for the services it provides;

o    each Portfolio's projected total operating expenses;

o    the investment performance, fees and total expenses of investment companies
     with  similar   objectives  and  strategies  managed  by  other  investment advisers; and

o the experience of the investment advisory and other personnel providing services to the Portfolios and the historical quality of the services provided by each Investment Manager.

The Trustees considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of each Investment Manager, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of each Investment Manager's fees and the expense ratio of each Portfolio in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; (3) the performance of each Portfolio in relation to the results of other comparable investment companies and unmanaged indices; (4) the ability of each Investment Manager to receive research products and services from brokers in connection with brokerage transactions executed for the Portfolio and other accounts managed by each Investment Manager; and (5) other factors that the Trustees deemed relevant.


The subadvisory agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of CCM Advisors or the Investment Manager, or by the Board of Trustees of the Master Fund or by a vote of a majority of the outstanding shares of the Portfolio. The subadvisory agreement provides that it shall continue in effect for two years and can thereafter be continued for a Portfolio from year to year so long as such continuance is specifically approved annually (a) by the Board of Trustees of the Master Fund or by a majority of the outstanding shares of the Portfolio and
(b) by a majority vote of the Trustees who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.


CCM Advisors has certain responsibilities regarding the supervision of the Investment Managers (see "The Investment Adviser," above); however, neither CCM Advisors nor the Master Fund's officers or Trustees evaluate the investment merits of investment selections or decisions made by the Investment Managers. The Investment Managers and their affiliated brokers may be

                                       30

authorized to execute brokerage transactions for the Portfolios and receive commissions for their services. See "Portfolio Transactions."

                                   DISTRIBUTOR

Quasar Distributors, LLC. ("Quasar") serves as the principal underwriter for the Funds pursuant to a distribution agreement initially approved by the Board of Directors (the "Distribution Agreement"). Quasar is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of the Funds will be continuously offered.

Quasar bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. Each Fund bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Directors, including a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of each Fund. Quasar is not obligated to sell any specific amount of shares of any Fund.


Quasar's business and mailing address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar was organized as a limited liability company in the state of Delaware and is a wholly-owned subsidiary of U.S. Bancorp.


                   DISTRIBUTION AND SHAREHOLDER SERVICE PLANS

The Funds have adopted a separate distribution plan for Class A Shares and Institutional Servicing Class shares under Section 12(b) of the 1940 Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1") that provides for distribution fees to Quasar up to 0.25% per annum of the average daily net asset values of the shares, respectively, for activities intended to result in the sale of Fund shares. The Funds also have the ability to enter into shareholder servicing agreements with unaffiliated entities to provide shareholder services to the Institutional Servicing Class shareholders.

Distribution Plans

The Distribution Plans under Rule 12b-1 compensates Quasar for its sales and distribution activities related to the Funds' Class A and Institutional Servicing Class Shares. The Plan covers certain expenses of Quasar and fees paid by Quasar to related and unrelated entities for marketing and distribution services, including but not limited to: (a) the payment of initial and ongoing commissions and other payments to registered representatives or others who sell Class A and Institutional Servicing Shares; (b) compensation to Quasar's employees; (c) expenses related to the printing and mailing or other dissemination of prospectuses and statements of additional information and the costs of preparation, printing and mailing of reports used for sales literature; and (d) related expenses advertisements and other distribution-related expenses. Compensation may be spent by Quasar, its affiliates and other organizations on any activities or

                                       31

expenses related to the distribution and marketing of the Shares. The Distribution Plans also require that Quasar furnish to the Board of Directors, and the Board of Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor).

The Distribution Plans have each been adopted by a majority of the Board of Directors, including a majority of the non-interested Directors. Each Distribution Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors and the independent Directors. Agreements related to the Distribution Plans must also be approved by such vote. Each Distribution Plan will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by vote of a majority of the outstanding shareholders of a Fund. No Distribution Plan may be amended to increase materially the amounts payable to Quasar without the approval of a majority of the outstanding shareholders of the Fund, and no material amendment to a Distribution Plan may be made except by a majority of both the Directors of the Funds and the independent Directors.

Shareholder Servicing Plan

The Funds can compensate unaffiliated entities (an "Agent") under a Shareholder Servicing Agreement for maintenance and personal service provided to Institutional Servicing Class shareholders that are customers of the Agent. The Funds shall pay Agents a fee, computed daily and paid monthly, at an annual rate of (i) 0.20% of the average daily net asset value for shares of each of Diversified Equity Fund, U.S. Growth Equity Fund, International Core Equity Fund and the equity portion of the Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers and (ii) 0.10% of the average daily net asset value for shares of the Limited Maturity Fixed Income Fund, Full Maturity Fixed Income Fund and the fixed income portion of Balanced Fund held of record by the Agent from time to time on behalf of the Agent's customers. Servicing activities provided by Agents may include, among other things, one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) answering customer inquiries; (iv) assisting customers in changing dividend options, account designations and addresses; (v) performing sub-accounting; (vi) investing customer cash account balances automatically in Fund shares; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts Serviced by the Servicing agent; and (viii) arranging for bank wires to the extent that the Agents are permitted by applicable statute, rule or regulation.

                                 CODE OF ETHICS


The AHA Funds, the Master Fund, CCM Advisors and each of the Investment Managers have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (each, a "Code of Ethics") which govern personal securities trading by Directors and officers of the Funds and the Portfolios and the personnel of CCM Advisors and the Investment Managers who provide services or obtain current information regarding investment activities, as well as certain other personnel. The Codes of Ethics generally permit such personnel to purchase and sell securities, including securities which are purchased, sold or held by the Portfolios or the Funds, but only subject to certain conditions designed to ensure that purchase and sale for such persons' accounts do not adversely affect the Funds' investment activities.


                                       32

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Master Fund's Board of Trustees and CCM Advisors, Investment Managers are responsible for decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid. The Portfolios anticipate that transactions involving foreign securities will be effected primarily on principal stock exchanges for such securities. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States.

The Investment Managers currently serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment advisers to others. It is the practice of each of the Investment Managers to cause purchase and sale transactions to be allocated among the Portfolios and others whose assets it manages in such manner as it deems equitable. In making such allocations, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and the other client accounts. This procedure may, under certain circumstances, have an adverse effect on the Portfolios.

Securities held by the Portfolios may also be held by separate accounts or mutual funds for which the Investment Managers act as an investment adviser, some of which may be affiliated with the Investment Managers. Because of different investment objectives, cash flows or other factors, a particular security may be bought by an Investment Manager for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Trustees, the Investment Managers may cause a Portfolio to buy or sell a security from another mutual fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Trustees quarterly.

The policy of the Master Fund regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Master Fund's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Board of Trustees of the Master Fund believe that a requirement always to seek the lowest commission cost could impede effective management and preclude the Portfolios and the Investment Managers from obtaining high quality brokerage and research services. In

                                       33

seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Managers rely on their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Master Fund's policies, the Investment Managers effect transactions with those brokers and dealers whom they believe provide the most favorable prices and which are capable of providing efficient executions. If the Investment Managers believe such price and execution are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Portfolios or the Investment Managers. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Managers from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit the Portfolios directly. While such services are useful and important in supplementing their own research and facilities, the Investment Managers believe the value of such services is not determinable and does not significantly reduce their expenses.

Consistent with the policies described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Investment Managers or their affiliates which are registered brokers. In order for such transactions to be effected, the commissions, fees or other remuneration received by the broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow an Investment Manager or its affiliate to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. In approving the use of an affiliated broker, the Board of Trustees of the Master Fund including a majority of the Independent Trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid are consistent with the foregoing standard.


Brokerage commissions paid by the Funds and the Portfolios for the last three fiscal year ended June 30 were:


          Limited Maturity    Full Maturity    Balanced    Diversified
Equity
2002(1)        $0                $0            $40,055        $195,687
2001(2)         -                 -            $85,971        $349,344
2000(2)         -                 -            $63,031        $122,214

(1) Amounts reflect commissions paid by the Funds from July 1, 2001 to October 31, 2001 ( prior to conversion into feeder funds) and commissions paid by the Portfolios from November 1, 2001 to June 30, 2002.

(2) Amounts reflect commissions paid by the Funds prior to conversion into feeder funds.

                                       34

Historical data regarding commissions paid for the U.S. Growth Equity Fund and International Core Equity Fund is not available as the Funds have not yet commenced operations. Brokerage commissions allocated for research services during the fiscal year ended June 30, 2002 were $1,117 by the Balanced Fund (in transactions having an aggregate value of $33,432) and $4,277 by the Diversified Equity Fund (in transactions having an aggregate value of $126,066 ).

During the fiscal year ended June 30, 2002, the Funds held securities of Bear Stearns Companies, Inc. ("Bear Stearns"); Credit Suisse First Boston ("First Boston"); Morgan Stanley Dean Witter & Co. ("Morgan Stanely"); Lehman Brothers Incorporated ("Lehman Brothers"); Merrill Lynch & Company ("Merrill Lynch"); and Wells Fargo Company ("Wells Fargo") which are companies which may be deemed to be the Funds' "regular brokers or dealers," as defined by Rule 10b-1 under the 1940 Act, or the parents of such brokers or dealers.

Aggregate holdings, as of June 30, 2002, were as follows:

                      Broker/Dealer                   Market Value
              ------------------------------- ------------------------------
              Bear Stearns                    $896,035
              ------------------------------- ------------------------------
              First Boston                      $71,687
              ------------------------------- ------------------------------
              Morgan Stanley                  $1,992,491
              ------------------------------- ------------------------------
              Lehman Brothers Inc.            $1,669,710
              ------------------------------- ------------------------------
              Merrill Lynch                   $1,374,514
              ------------------------------- ------------------------------
              Wells Fargo                     $1,269,165
              ------------------------------- ------------------------------


                               PORTFOLIO TURNOVER

There are no fixed limitations regarding portfolio turnover. Although the Portfolios generally do not trade for short-term profits, securities may be sold without regard to the time they have been held when investment considerations warrant such action. As a result, under certain market conditions, the turnover rate for a particular Portfolio will be higher than that of other investment companies and portfolios with similar investment objectives. Decisions to buy and sell securities are made by the Investment Managers for the assets assigned to them. Investment Managers make decisions to buy or sell securities independently from other Investment Managers. Thus, one Investment Manager may sell a security while another Investment Manager for the same Portfolio is purchasing the same security. In addition, when an Investment Manager's services are terminated, the new Investment Manager may restructure the Portfolio. These practices may result in higher portfolio turnover rates. Brokerage costs are commensurate with the rate of portfolio activity so that a Portfolio with higher turnover may incur higher brokerage costs.



                                       35

                        DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each class of the Funds is determined by dividing each class's total net assets by the number of that class's outstanding shares. Each Fund that invests in a Portfolio will value its holdings (i.e., shares of a Portfolio) at their fair value, which will be based on the daily net asset value of the Portfolio. The net income of these Funds will be determined at the same time and on the same days as the net income of the Portfolios are determined, which would be the same time and days that each Fund uses for this purpose.


The value of the securities in the underlying Portfolios are determined based on the last sale price on the principal exchange on which the securities are traded as of the time of valuation. Absent any reported sale on the principal exchange at the time of valuation, the securities are valued at the last current sales price on a secondary exchange. In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on over-the-counter markets generally are valued at closing over-the-counter bid prices. Securities that are primarily traded on foreign securities exchanges generally are valued at their closing values on the exchange. The markets on which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Portfolios do not calculate their net asset values, and sometime are not open on days when the Portfolios do calculate their net asset values. Even on days which both the foreign market and the NYSE are open, several hours may have passed between the time when trading in the foreign market closed and the NYSE closes and the Portfolios calculate their net asset value. The Portfolios monitor for significant events in foreign markets. Bonds are valued at the mean of the last bid and asked prices. In the absence of readily available market quotations (or when, in the view of the Investment Manager, available market quotations do not accurately reflect a security's fair value), securities are valued at their fair value as determined by the Master Fund's Board of Trustees. Prices used for valuation of securities are provided by independent pricing services. Debt obligations with remaining maturities of 60 days or less generally are valued at amortized cost.


Net asset value is computed at the close of the regular trading session on the New York Stock Exchange ("NYSE") on each day the NYSE is open for business that is not bank holiday. The NYSE currently observes the following holidays: New Year's Day; Martin Luther King's Birthday (third Monday in January); Presidents' Day (third Monday in February); Good Friday (Friday before Easter); Memorial Day (last Monday in May); Independence Day; Labor Day (first Monday in September); Thanksgiving Day (last Thursday in November); and Christmas Day.

Computation of NAV (and the sale and redemption of fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.


                                       36

                             PERFORMANCE INFORMATION


From time to time the Funds may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in shares of a fund, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

Average Annual Total Return is computed as follows:


                  ERV = P(l+T)n

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof)

The Funds may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.


Average Annual Total Return (After Taxes on Distributions) is computed as follows:

                  ATVD = P(l+T)n

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
                  ATVD = ending value of a hypothetical $1,000 investment
                         made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

                                       37

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

                  ATVDR = P(l+T)n

         Where:   P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions and redemption)
                  n = number of years
                  ATVDR = ending value of a hypothetical $1,000
                          investment made at the beginning of the
                          period, at the end of the period (or
                          fractional portion thereof), after taxes on fund distributions and redemption.

Each Fund's Total Return and Average Annual Total Return before and after taxes for various periods ended June 30, 2002 are shown in the tables below for Class I Shares. AHA U.S. Growth Equity Fund and AHA International Growth Equity Fund information is not presented because these Funds have not commenced operations and therefore have not been in operation for a full year. The Funds' returns may vary greatly over short periods of time and may be materially different by the time you receive this statement of additional information. For more current performance information call 1-800-445-1341. Investors should maintain realistic expectations for future performance.


AHA Limited Maturity Fixed Income Fund - Class I Shares
--------------------------------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------ ------- ---------
                    Before Taxes                      1 Year 5 Years  10
years
----------------------------------------------------- ------ ------- ---------
Total Return                                          6.22%   34.29%   70.49%
----------------------------------------------------- ------ ------- ---------
Average Annual Total Return                           6.22%    6.07%    5.48%
----------------------------------------------------- ------ ------- ---------


----------------------------------------------------- ------ ------- ----------
            After Taxes on Distributions              1 Year 5 Years  10 years
----------------------------------------------------- ------ ------- ----------
Total Return                                          4.52%   20.77%   36.89%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           4.52%    3.85%    3.19%
----------------------------------------------------- ------ ------- ----------

----------------------------------------------------- ------ ------- ---------
    After Taxes on Distributions and Sale of Fund     1 Year 5 Years  10 years
                       Shares
----------------------------------------------------- ------ ------- ---------
Total Return                                          3.77%   19.62%   38.36%
----------------------------------------------------- ------ ------- ---------
Average Annual Total Return                           3.77%    3.65%    3.30%
----------------------------------------------------- ------ ------- ---------


AHA Full Maturity Fixed Income Fund - Class I Shares
-----------------------------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------ ------- ----------
                    Before Taxes                      1 Year 5 Years  10 years
----------------------------------------------------- ------ ------- ----------
Total Return                                          7.48%   39.85%   91.99%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           7.48%    6.94%    6.74%
----------------------------------------------------- ------ ------- ----------


----------------------------------------------------- ------ ------- ----------
            After Taxes on Distributions              1 Year 5 Years  10 years
----------------------------------------------------- ------ ------- ----------
Total Return                                          5.40%   24.16%   46.61%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           5.40%    4.42%    3.90%
----------------------------------------------------- ------ ------- ----------

                                       38

----------------------------------------------------- ------ ------- ----------
    After Taxes on Distributions and Sale of Fund     1 Year 5 Years  10 years
                       Shares
----------------------------------------------------- ------ ------- ----------
Total Return                                          4.54%   22.63%   49.17%
----------------------------------------------------- ------ ------- ----------
Average Annual Total Return                           4.54%    4.16%    4.08%
----------------------------------------------------- ------ ------- ----------


AHA Balanced Fund - Class I Shares
-----------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------- ------- ---------
                    Before Taxes                      1 Year  5 Years  10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -6.90%   35.79%  160.08%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -6.90%   6.31%    10.03%
----------------------------------------------------- ------- ------- ---------


----------------------------------------------------- ------- ------- ---------
            After Taxes on Distributions              1 Year  5 Years  10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -8.32%   5.19%    72.11%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -8.32%   1.02%     5.58%
----------------------------------------------------- ------- ------- ---------


----------------------------------------------------- ------- ------- ---------
    After Taxes on Distributions and Sale of Fund     1 Year  5 Years  10 years
                       Shares
----------------------------------------------------- ------- ------- ---------
Total Return                                          -3.97%   21.68%  82.49%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -3.97%    4.00%   6.20%
----------------------------------------------------- ------- ------- ---------


AHA Diversified Equity Growth Fund - Class I Shares
----------------------------------------------------
Average Annual Total Returns as of 6/30/02

----------------------------------------------------- ------- ------- ---------
                    Before Taxes                       1 Year 5 Years 10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -12.65%  37.18%  230.26%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -12.65%  6.53%    12.69%
----------------------------------------------------- ------- ------- ---------


----------------------------------------------------- ------- ------- ---------
            After Taxes on Distributions               1 Year 5 Years  10 years
----------------------------------------------------- ------- ------- ---------
Total Return                                          -13.85%  19.30%  148.50%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                           -13.85%  3.59%     9.53%
----------------------------------------------------- ------- ------- ---------

                                       39

----------------------------------------------------- ------- ------- ---------
    After Taxes on Distributions and Sale of Fund      1 Year 5 Years  10 years
                       Shares
----------------------------------------------------- ------- ------- ---------
Total Return                                           -7.47%  25.35%  116.69%
----------------------------------------------------- ------- ------- ---------
Average Annual Total Return                            -7.47%   4.62%    8.04%
----------------------------------------------------- ------- ------- ---------



Total Return and Average Annual Total Return are calculated in the same way as for Class I Shares as for Class A and Institutional Servicing Class Shares. The performance of Class I Shares is expected to be different from the performance of Class A Shares because the Class A Shares impose sales charges and the overall expenses allocated to the classes are different. The performance of Class I Shares is expected to be different from the performance of the Institutional Servicing Class Shares because the Institutional Servicing Class may impose shareholder servicing fees. Because the expense ratio for Class I Shares is expected to be lower than Class A Shares and Institutional Servicing Class Shares, the Total Return and Average Annual Total Return of Class I Shares are expected to be greater than for Class A and Institutional Servicing Class Shares.

The returns shown above assume reinvestment of dividends and distributions. Past performance is not necessarily indicative of future results. The performance of a Fund is a result of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

Yield

Quotations of yield for the Limited Maturity Fixed Income Master Portfolio and Full Maturity Fixed Income Master Portfolio are computed by dividing net investment income per share earned during the period of the quotation by net asset value per share on the last day of the period, according to the following formula:

                   YIELD = 2 [(a-b + 1)6 - 1]
                               ---
                               cd

Where: "a" = dividends and interest earned during the period
       "b" = expenses accrued for the period (net of any reimbursements)
       "c" = the average daily number of shares outstanding during the period that were entitled to receive dividends
       "d" = net asset value per share on the last day of the period

                                       40


The Fund's yields for Class I Shares for the one month period ended June 30, 2002 were as follows:

                      Fund                            Yield
                                                     Class I
Limited Maturity Fixed Income Fund                    3.20%
Full Maturity Fixed Income Fund                       4.46%


Class A and Institutional Servicing Class Shares also bear the expenses of distribution fees paid to Quasar. As a result, at any given time, net yield could be lower than the yield of the Class I Shares.

The yield of a Fund will vary from time to time depending on market conditions, the composition of the corresponding Portfolio's investment portfolio and the Funds' operating expenses allocated to that Fund or its classes of shares. These factors and possible differences in the methods used in calculating the yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to change in the value of a Fund's various classes of shares. These yields do not take into account any applicable sales charges.

In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, other accounts or investment vehicles managed by CCM Advisors, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes, averages or accounts differs from those of the Funds. A Fund's return may also be compared to the cost of living (measured by the Consumer Price Index) or the return of various categories of investments (as measured by Ibbotson Associates or others) over the same period. In addition to performance rankings, each Fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

The Funds may quote or reprint financial or business publications and periodicals, including model portfolios or allocations, as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and CCM Advisors' services and products. CCM Advisors may provide information designed to clarify investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting. Materials may also include discussions of other products and services offered by CCM Advisors.

The Funds may quote various measures of the volatility and benchmark correlation of the Funds in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of

                                       41

historical data. In advertising, the Fund may also discuss or illustrate examples of interest rate sensitivity.

                       PURCHASES AND REDEMPTIONS OF SHARES


Purchases and redemptions are discussed in the prospectus under the headings "How to Buy Shares," and "How to Sell Shares."


Shares of each Fund may be purchased or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers or their designees ("authorized agents") to accept share purchase and redemption orders on its behalf. For purchase orders placed through an authorized agent, a shareholder will pay a Fund's NAV per share (see "Net Asset Value") next computed after the receipt by the authorized agent of such purchase order, plus any applicable sales charges and transaction charges imposed by the agent. For redemption orders placed through an authorized agent, a shareholder will receive redemption proceeds which reflect the NAV per share next computed after the receipt by the authorized agent of the redemption order, less any sales charges and redemption fees imposed by the agent.

In some instances, an authorized agent or other financial services company may not charge any transaction fees directly to investors in a Fund. However, for accounting and shareholder servicing services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee based on a percentage of the annual average value of those accounts.

Class I and Institutional Servicing Class shareholders are also eligible to participate in the American Hospital Association Investment Program (the "Program"), a service provided by CCM Advisors that offers participants individualized asset management consultation to assist in determining an appropriate investment program. See "The Program."

                        ANTI-MONEY LAUNDERING COMPLIANCE


The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional information from you to verify your identity. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit a Fund to inform the shareholder that it has taken the actions described above.


                                       42


                                     SHARES

The AHA Funds' presently authorized capital is 700,000,000 shares. Interests in the AHA Funds are represented by shares of common stock, $.01 par value, with interests in each of the Funds represented by a separate series of such stock. Under the AHA Funds' Articles of Incorporation, the Board of Directors may increase the authorized shares, establish additional series (with different investment objectives and fundamental policies), establish additional classes of the Funds, and redesignate unissued shares among the series. Establishment of additional series will not alter the rights of the Funds' shareholders and additional classes within any series would be used to distinguish among the rights of different categories of shareholders.

Each share of each series represents an equal proportionate interest in the Fund represented by such shares, without any priority or preference over other shares of the same series. All consideration received for the sales of shares of a particular series, all assets in which such consideration is invested, and all income, earnings and profits derived therefrom is allocated and belongs to that series. As such, the interest of shareholders in a particular Fund is separate and distinct from the interest of shareholders of the other Funds, and shares of a Fund are entitled to dividends and distributions only out of the net income and gains, if any, of that Fund as declared by the Board of Directors.

Each share of a Fund class is entitled to participate pro rata in any dividends and other distributions declared by the Board of Directors with respect to that share class, and all shares of a Fund have proportionate rights in the event of liquidation of that Fund.

Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares) on any matter presented to shareholders. Shares of the Funds will vote separately as individual series when required by the 1940 Act or other applicable law or when the Board of Directors determines that the matter affects only the interests of one or more Funds, such as, for example, a proposal to approve an amendment to that Fund's Management Agreement, but shares of all Funds vote together, to the extent required by the 1940 Act, in the election or selection of Directors and independent accountants.

Voting rights are not cumulative, which means that that the holders of more than 50% of the shares voting for the election of Directors can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors.

Under Maryland law, the AHA Funds are not required and therefore does not intend to hold annual meetings of shareholders. However, the Directors may call annual or special meetings of shareholders as may be required by the 1940 Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the AHA Funds contain procedures under which a director may be removed by the written declaration or vote of the holders of two-thirds of the AHA Funds' outstanding shares at a meeting called for that purpose upon the request of the shareholders whose interests represent 10% of the Fund's outstanding shares.

                                       43

                                   THE PROGRAM

CCM Advisors has entered into an agreement with AHA and its wholly-owned subsidiary, AHA Financial Solutions, Inc. ("AHA-FSI"), which provides for the licensing of AHA's service marks to CCM Advisors and for AHA's sponsorship and endorsement of the Program (as described below). Pursuant to this agreement, AHA-FSI will provide certain additional services, including providing support for CCM Advisors' marketing of the Program and the Funds. CCM Advisors will pay licensing fees of $100,000 per year to AHA-FSI and a one-time start-up fee of $36,000. For marketing support, CCM Advisors will pay compensation on a quarterly basis to AHA-FSI at the following rates (as a percentage of the Funds' average daily net assets for the quarter): 0.0125% if net assets of the Funds are below $330 million; 0.01875% if net assets of the Funds are between $330 million and $500 million; and 0.2125% if net assets of the Fund are in excess of $500 million. The annual percentage rates used to determine compensation payable by CCM Advisors to AHA-FSI will increase if certain asset growth targets are not met for the Funds. These fees and other compensation are paid by CCM Advisors to AHA-FSI and will not be paid by the Funds or increase fees payable by participants in the Program. CCM Advisors has also agreed to support two designees of either the AHA or AHA-FSI to serve as Directors of the Funds. Generally since inception of the Funds, two of its Directors have been officers of the AHA.

The Funds have acknowledged that the name "AHA" is a property right of AHA and that its right to use that name is non-exclusive. The Funds also have acknowledged that both AHA and CCM Advisors have the right to withdraw from the Funds the right to use the name "AHA."

The Program is a service offered by CCM Advisors pursuant to arrangements with American Hospital Association Services, Inc. and is available to American Hospital Association member hospitals and their affiliated organizations, including employee benefit plans and hospital insurance funds ("Member Organizations"). To become a participant, a Member Organization must enter into a Program Services Agreement ("Program Agreement") with CCM Advisors and must own shares. Other hospital associations affiliated with AHA and their sponsored and affiliated organizations are also eligible to become participants by entering into Program Agreements.

Under the Program Agreement, participants receive individualized asset management consulting services to assist in determining an appropriate investment program for their specific needs. CCM Advisors consults with each participant to help it define its investment objectives, desired returns and tolerance for risk, and develops a plan for the allocation of the participant's assets among different asset classes. Participants can implement their investment programs by investing in shares of the Funds, as described below, and may change the allocation of assets among the Funds or withdraw assets from the Funds at any time by redeeming shares. The Funds pay no fees to CCM Advisors for this Program. Instead, the Funds take actions necessary to permit the offering of Fund shares in the jurisdictions that CCM Advisors requests in order to enable organizations that have entered into Program Agreements to purchase Fund shares.

                                       44

                                      TAXES

The AHA Funds intends that each Fund and Portfolio will qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and thus not be subject to federal income taxes on amounts which it distributes to shareholders. If a Fund or Portfolio should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and capital gains that would otherwise be available for distribution to the Fund's shareholders. For purposes of discussion in this section, the term "Fund" refers to a Fund and its corresponding Portfolio.

In order to qualify as a regulated investment company, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currency, or certain other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in stock, securities, or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of each Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if each Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of each Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers which each Fund controls and which are engaged in the same, similar or related trades or businesses.

In order to maintain the qualification of each Fund as a regulated investment company, the AHA Funds may, in its business judgment, restrict a Fund's ability to invest in certain financial instruments. For the same reason, the AHA Funds may, in its business judgment, require each Fund to maintain or dispose of an investment in certain types of financial instruments before or after the time when it might otherwise be advantageous to do so.

Each Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

Investment in debt obligations that are at risk or in default present special tax issues for the Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.

                                       45

Distributions from each Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as described in the Funds' prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.


Investment by a Fund in certain "passive foreign investment companies" could subject a Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to elect to treat a passive foreign investment company as a "qualified electing fund," in which case a Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. Alternatively, a Fund may make an election to mark the gains (and, to a limited extent, losses) in such holdings "to market" as though it had sold and repurchased its holdings in those passive foreign investment companies on the last day of a Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) in order to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.


The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances. The Funds generally do not accept investments by non-U.S. investors.


                             MASTER/FEEDER STRUCTURE


The Board of Directors has approved the Funds to invest substantially all of their assets in other open-end management investment companies having the same investment objective and substantially similar investment policies and restrictions (a "Master/Feeder Structure").

                                       46


The Funds are "feeder funds" in the Master/Feeder Structure which means that all of the assets of each Fund are invested in a corresponding Portfolio of the Master Fund. The Funds have transferred their assets in exchange for shares of beneficial interest in a corresponding Portfolio of the Master Fund having the same net asset value as the value of the assets transferred.

The Funds pursue their investment objectives through their investments in the Master Fund rather than through direct investments in the types of securities dictated by their investment objectives and policies. Each Portfolio of the Master Fund, whose shares may be offered to other feeder funds or other investors in addition to the Funds, invests in the same types of securities in which the Funds would have directly invested. However, the expense ratios, yields and total returns of other investors in the Portfolios of each Master Fund may differ to those of the Funds due to differences in Feeder Fund expenses.

By investing substantially all of its assets in a Portfolio, a feeder fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple feeder funds is expected to achieve a lower ratio of operating expenses to net assets. A Portfolio may be offered to an undetermined number of other feeder funds. However, there can be no assurance that any such additional investments in a Portfolio by other feeder funds will take place. Additionally, smaller funds investing in a Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns.

If a Portfolio becomes smaller due to feeder funds withdrawing their assets, the Portfolio may become less diversified, resulting in potentially increased portfolio risk (however, these possibilities also exist for traditionally structured funds which have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio.

A Fund may withdraw its investments in a Portfolio at any time if the Board of Directors determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Directors would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with its investment objective and policies.

Whenever a Fund is asked to vote on a proposal by the Master Fund, the Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.

Investments in a Portfolio have no preemptive or conversion rights and are fully paid and non-assessable, except as set forth below. Similar to the Funds, the Master Fund is not required to hold annual meetings of its shareholders, but it is required to hold special meetings of shareholders when, in the judgement of its Trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in the Portfolios have rights similar to those of Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees of the Master Fund by a specified number of

                                       47

investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's Trustees. Shareholders also have the right to remove one or more Trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Portfolio of the Master Fund, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders.

Each Portfolio shareholder is entitled to one vote in proportion to the share of its investment in the Portfolio. Investments in the Portfolio are not transferable, but a shareholder (such as a Fund) could redeem all or any portion of its investment at any time at net asset value.

Certain   changes  in  a   Portfolio's   fundamental   investment   policies  or
restrictions, or a failure by a Fund's shareholders to approve such change in the Portfolio's investment restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

                                OTHER INFORMATION

Administrator


CCM Advisors serves as the administrator to the Funds and the Portfolios pursuant to a separate Administration Agreement with the AHA Funds and the Master Fund and in that capacity has overall responsibility, subject to the ongoing supervision of the AHA Funds' Board of Directors and the Master Fund's Board of Trustees, respectively, for all aspects of administration and operation of each Fund and Portfolio. CCM Advisors has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") on behalf of the AHA Funds and the Master Fund. U.S. Bancorp has agreed to prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the Commission and prepare various materials required by any state securities commission having jurisdiction over the AHA Funds and the Master Fund.

Each Administration Agreement provides that CCM Advisors shall not be liable for any error of judgment or import of law, or for any loss suffered by the AHA Funds or the Master Fund in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of CCM Advisors in the performance of its obligations and duties under the agreement; and (ii) its reckless disregard of its obligations and duties under the agreement.

Each Agreement may be terminated at any time without the payment of any penalty by vote of the respective Board of Directors or Board of Trustees. As compensation for its services, CCM Advisors is entitled to receive an annual fee of $20,000 from each Fund and a annual fee from each Portfolio of 0.055% of the average daily net assets of the Portfolios.

                                       48

Custodian, Transfer Agent and Fund Accountant

U.S. Bank, N.A. ("U.S. Bank"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as custodian for the securities and other assets of the Funds and the Portfolios. U.S. Bank is responsible for, among other things, safeguarding and controlling the cash and securities of the Funds and Portfolios, handling the receipt and delivery of securities, and collecting interest and dividends on the investments of the Funds and Portfolios. U.S. Bancorp Fund Services, LLC performs transfer agency, dividend disbursing and portfolio accounting services for the Funds and Portfolios.

Independent Accountants

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, serve as the independent public accountants of the Funds and the Portfolios. The independent accountants: (i) audit and report on the financial statements of the Funds and Portfolios; and (ii) provide assistance and consultation in connection with Securities and Exchange Commission filings filed on behalf of the Funds and Portfolios.


                                       49

                                    APPENDIX


     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies ("S&P")

         Ratings by Moody's


Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.


Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

                                      A-1

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

         Commercial Paper:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1  Highest Quality
                           Prime 2  Higher Quality
                           Prime-3  High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

         S&P Ratings

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB--B--CCC--CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some

                                      A-2


quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Commercial Paper:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                           AHA INVESTMENT FUNDS, INC.



                      AHA U.S. GOVERNMENT MONEY MARKET FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2002



                        190 S. LaSalle Street, Suite 2800
                                Chicago, IL 60603
                                 (800) 445-1341


This Statement of Additional Information ("SAI") is not a prospectus but provides information that you should read in conjunction with the AHA U.S. Government Money Market Fund prospectus (the "Prospectus") dated November 1, 2002 and any supplement to that prospectus. No information is incorporated by reference into this SAI. You may obtain a copy of the Prospectus at no charge by writing or telephoning the AHA Investment Funds, Inc. (the "AHA Funds") at the address or telephone number shown above.



                             TABLE OF CONTENTS

                                                                            Page

INFORMATION ABOUT THE FUND.....................................................1
INVESTMENT OBJECTIVE...........................................................2
INVESTMENT TECHNIQUES AND RISKS................................................2
INVESTMENT POLICIES AND RESTRICTIONS...........................................8
INVESTMENT IN ANOTHER MONEY MARKET FUND.......................................10
DIRECTORS AND OFFICERS........................................................13
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................18
INVESTMENT ADVISORY AGREEMENTS................................................18
SECURITIES ACTIVITIES OF THE SUBADVISER.......................................21
PORTFOLIO TRANSACTIONS........................................................21
PORTFOLIO TURNOVER............................................................22
DETERMINATION OF NET ASSET VALUE..............................................22
PERFORMANCE INFORMATION.......................................................23
PURCHASE AND REDEMPTION OF FUND SHARES........................................25
ANTI-MONEY LAUNDERING COMPLIANCE..............................................25
DISTRIBUTION EXPENSES.........................................................26
OTHER SERVICE PROVIDERS.......................................................26
TAXES.........................................................................27
CODE OF ETHICS................................................................28
SHARES........................................................................29
APPENDIX.....................................................................A-1


                                       i

                           INFORMATION ABOUT THE FUND

     The AHA Funds is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The AHA Funds was incorporated on March 14, 1988 under the laws of Maryland and is currently comprised of seven funds. The AHA U.S. Government Money Market Fund (the "Fund") is covered in this Statement of Additional Information. The AHA Limited Maturity Fixed Income Fund, AHA Full Maturity Fixed Income Fund, AHA Balanced Fund, AHA Diversified Equity Fund, AHA U.S. Growth Equity Fund and AHA International Core Equity Fund are offered through a separate prospectus and SAI.

     The Fund currently offers one class of shares - Class I Shares. Class I Shares are currently offered only to participants in the American Hospital
Association Investment Program, member hospitals of the American Hospital Association ("AHA"), as well as their affiliated organizations and organizations within the healthcare industry and are not available to individuals. Class I shares are offered through the Fund's distributor without any sales charge.

     The Fund is "diversified" as that term is defined in the 1940 Act. CCM Advisors, LLC ("CCM Advisors") is the investment adviser to the Fund and Patterson & Associates (the "Subadviser") is responsible for the day-to-day investment operations of the Fund.

                              INVESTMENT OBJECTIVE

     The investment objective of the Fund is set forth and described in the Prospectus. The investment objective of the Fund may be changed by the Board of Directors of the AHA Funds (the "Board of Directors") without the approval of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. Should the investment objective of the Fund change, the Fund will provide investors with 60 days prior written notice of the change.

                         INVESTMENT TECHNIQUES AND RISKS

     The Fund invests only in instruments denominated in U.S. dollars that the Subadviser, under the supervision of the Board of Directors and CCM Advisors, determine present minimal credit risk and are, at the time of acquisition rated in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized statistical rating organizations ("NRSROs") (i.e., Standard & Poors Corporation, a division of The McGraw-Hill Companies ("S&P") and Moody's Investors Service, Inc. ("Moody's")), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument (requisite NRSROs).

     Pursuant to Rule 2a-7 under the 1940 Act, securities which are rated in the highest short-term rating category by at least two NRSROs are designated "First Tier Securities." Securities rated in the top two short-term rating categories by at least two NRSROs, but which are not rated in the highest short-term category by at least two NRSROs, are designated "Second Tier Securities." See Appendix for a description of the ratings used by NRSROs.

     Pursuant to Rule 2a-7 under the 1940 Act, the Fund may not invest more than 5% of its assets taken at amortized cost in the securities of any one issuer (except the U.S. Government, including repurchase agreements collateralized by U.S. Government Securities (discussed below)). The Fund may, however, invest up to 25% of its assets in the First Tier Securities of a single issuer for a period of up to three business days after the purchase thereof, although the Fund may not make more than one such investment at any time.

     Further, the Fund will not invest more than the greater of (i) 1% of its total assets; or (ii) one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that were Second Tier Securities when acquired.

U.S. Government Securities

     The Fund may purchase securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("U.S. Government Securities"). Some U.S. Government Securities, such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities are supported either by
(a) the full faith and credit of the U.S. Government (such as securities of the Small Business Administration), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities or instrumentalities in the future. Accordingly, securities issued by a U.S. agency, authority or instrumentality are subject to default, and are also subject to interest rate and prepayment risks.

     U.S. Government Securities may also include zero coupon securities. Zero coupon securities are issued and traded at a discount and do not entitle the holder to any periodic payments of interest prior to maturity, and, for this reason, may trade at a deep discount from their face or par value and may be subject to greater fluctuations in market value than ordinary debt obligations of comparable maturity. With zero coupon securities there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity; holders of zero coupon securities, however, forego the possibility of reinvesting at a higher yield than the rate paid on the originally issued security. With zero coupon securities there is no reinvestment risk on the principal amount of the investment. When held to maturity, the entire return from such instruments is determined by the difference between such instrument's purchase price and its value at maturity.

     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities are considered to include (a) securities for which the payment of principal and interest is backed by a guarantee of, or an irrevocable letter of credit issued by, the U.S. Government, its agencies, authorities or instrumentalities and (b) participation in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations may therefore be regarded as illiquid.

     The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors. The prepayment experience of the mortgages underlying mortgage-related securities, such as obligations issued by the Government National Mortgage Association, may affect the value of, and return on, an investment in such securities.

Repurchase Agreements

     Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with its custodian, banks having assets in excess of $10 billion and primary U.S. Government securities dealers as recognized by the Federal Reserve Bank of New York. The Fund may only enter into repurchase agreements fully collateralized by U.S. Government Securities. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed 102% of the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed 102% of the value of the repurchase agreement. The collateral securing the seller's obligation will be held by the Fund's custodian in the Fund's account in the Federal Reserve Book Entry System or held by a custodian qualified as such under the 1940 Act. The Fund will not enter into a repurchase agreement that is not terminable within seven business days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

     A repurchase agreement is a simultaneous agreement to sell a security and buy that security back at a later date, and, for purposes of the 1940 Act, is treated as a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Subadviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed 102% of the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements

     The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement, may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time the Fund enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by the Fund, may increase net asset value fluctuation.

STRIPS

     STRIPS are U.S. Treasury bills, notes and bonds that have been issued without interest coupons or stripped of their unmatured interest coupons, interest coupons that have been stripped from such U.S. Treasury securities, and receipts or certificates representing interests in such stripped U.S. Treasury securities and coupons. A STRIPS security pays no interest in cash to its holder during its life although interest is accrued for federal income tax purposes. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Investing in STRIPS may help to preserve capital during periods of declining interest rates. For example, if interest rates decline, Government National Mortgage Association Certificates purchased at greater than par are more likely to be prepaid, which would cause a loss of principal. In anticipation of this, the Fund might purchase STRIPS, the value of which would be expected to increase when interest rates decline.

     STRIPS do not entitle the holder to periodic payments of interest prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, STRIPS eliminate the reinvestment risk and lock in a rate of return to maturity. Current federal tax law requires that a holder of a STRIPS security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.

Floating and Variable Rate Obligations

     The Fund may purchase securities having a floating or variable rate of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. These adjustments tend to decrease the sensitivity of the security's market value to changes in interest rates. The Subadviser will monitor, on an ongoing basis, the ability of an issuer of a floating or variable rate demand instrument to pay principal and interest on demand. The Fund's right to obtain payment at par on a demand instrument could be affected by events (occurring between the date the Fund elects to demand payment and the date payment is due) that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instrument permits same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund's custodian subject to a sub-custodian agreement between the bank and the Fund's custodian.

     The floating and variable rate obligations that the Fund may purchase include certificates of participation in such obligations purchased from banks. A certificate of participation gives a Fund an undivided interest in the underlying obligations in the proportion that the Fund's interest bears to the total principal amount of the obligation. Certain certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. The Fund may invest in certificates of participation even if the underlying obligations carry stated maturities in excess of thirteen months upon compliance with certain conditions contained in a rule of the Securities and Exchange Commission (the "Commission"). The income received on certificates of participation in tax-exempt municipal obligations constitutes interest from tax-exempt obligations.

     Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in prevailing market interest rates or changes in the issuer's creditworthiness.

     A floating or variable rate instrument may be subject to the Fund's percentage limitation on illiquid securities if there is no reliable trading market for the instrument or if the Fund may not demand payment of the principal amount within seven days.

Delayed Settlement Transactions

     The Fund will make commitments to purchase securities on a When-Issued ("WI") or To-Be-Announced ("TBA") basis. Obligations issued on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. In a to-be-announced transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities. The Fund will only make commitments to purchase obligations on a when-issued or to-be-announced basis with the intention of actually acquiring the obligations, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so. The Fund intends to invest less than 5% of its net assets in securities purchased on this basis, and the Fund will not enter into a delayed settlement transaction which settles in more than 120 days.

     In connection with these investments, the Fund will direct the Custodian to place liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because the Fund purchases securities on a WI or TBA basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a WI or TBA basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities in the Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, the Fund remains substantially fully invested at the same time that it has purchased securities on a WI or TBA basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a WI or TBA basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

     When the time comes for the Fund to make payment for securities purchased on a WI or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a WI or TBA basis themselves (which may have a market value greater or less than the Fund's payment obligation).

Loans of Portfolio Securities

     The Fund may from time to time lend securities that it holds to brokers, dealers and financial institutions. Such loans will be secured by collateral in the form of cash or United States Treasury securities, or other liquid securities as permitted by the Commission, which at all times while the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Fund will continue to receive interest and dividends on the loaned securities during the term of the loan, and, in addition, will receive a fee from the borrower or interest earned from the investment of cash collateral in short-term securities. The Fund also will receive any gain or loss in the market value of loaned securities and of securities in which cash collateral is invested during the term of the loan.

     The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the Fund. The Fund will not have the right to vote securities on loan, but would terminate a loan and regain the right to vote if the Board of Directors deems it to be necessary in a particular instance.

     For tax purposes, the dividends, interest and other distributions which the Fund receives on loaned securities may be treated as other than qualified income for the 90% test. (See TAXES--General Tax Information.) The Fund intends to lend portfolio securities only to the extent that this activity does not jeopardize its status as a regulated investment company under the Code.


     The primary risk involved in lending securities is that the borrower will fail financially and return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loan. The borrower would be liable for the shortage, but the Fund would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, the Fund will make loans of securities only to firms CCM Advisors deems creditworthy.


Borrowing and Pledging

     The Fund may borrow money from banks (provided there is 300% asset coverage) or other persons for temporary purposes. The Fund may pledge assets in connection with borrowings, but the Fund will not pledge more than one-third of its assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. The Fund's policies on borrowing and pledging are fundamental policies that may not be changed without the affirmative vote of a majority of its outstanding securities.

     The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Board of Directors determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Board of Directors separately consider the propriety of any fee shared by the placing broker with the borrower and that the fees are not used to compensate CCM Advisors or the Subadviser or any affiliated person of the Fund or an affiliated person of CCM Advisors or the Subadviser. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire the loaned securities on five days' written notice or in time to vote on any important matter.

Investment Company Securities

     Investment Company Securities are securities of other open end or closed end investment companies. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 10% in any combination of investment companies. The Fund may invest in Investment Company Securities of investment companies managed by CCM Advisors or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the Commission. To the extent the Fund invests a portion of its assets in Investment Company Securities, those assets will be subject to the risks of the purchased investment company's portfolio securities. The Fund also will bear its proportionate share of the expense of the investment company in addition to its own expenses.

                      INVESTMENT POLICIES AND RESTRICTIONS

Fundamental Restrictions

     The Fund is subject to certain fundamental restrictions on its investments. These restrictions may not be changed without the approval of the holders of a majority of the outstanding voting shares of the Fund.

     1. Industry Concentration. The Fund will not purchase a security, other than Government Securities, if as a result of such purchase 25% or more of the value of the Fund's total assets would be invested in the securities of issuers in any one industry. Notwithstanding anything herein to the contrary, to the extent permitted by the 1940 Act, the Fund may invest in one or more investment companies; provided that, except to the extent the Fund invests in other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund treats the assets of the investment companies in which it invests as its own for purposes of this policy.

     2. Diversification. The Fund will not purchase any security, other than Government Securities or securities of a registered investment company with the same investment objective and substantially similar investment policies, if as a result of such purchase more than 5% of the value of the Fund's assets would be invested in the securities of any one issuer, or the Fund would own more than 10% of the voting securities, or of any class of securities, of any one issuer. For purposes of this restriction, all outstanding indebtedness of an issuer is deemed to be a single class.

     3. Interests in Real Estate. The Fund will not purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate).

     4. Underwriting. The Fund may not engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a security and except that the Fund may invest in another registered investment company with the same investment objective and substantially similar investment policies.

     5. Borrowing. The Fund will not borrow money, except that, for temporary purposes: (a) the Fund may borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets (including the amount borrowed), taken at market value at the time of the borrowing; and (c) the Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The Fund will not make any additional investment while it has borrowings in excess of 5% of its total assets.

     6. Lending. The Fund will not lend any security or make any other loan, except through: (a) the purchase of debt obligations in accordance with the Fund's investment objective or objectives and policies; (b) repurchase agreements with banks, brokers, dealers, and other financial institutions; (c) participation in an interfund lending program among funds having a common investment adviser or distributor to the extent permitted by applicable law and
(d) loans of securities as permitted by applicable law.

     7. Commodities. The Fund will not purchase or sell commodities or commodity contracts.

     8. Senior Securities. The Fund will not issue senior securities except to the extent the activities permitted in Fundamental Restriction No. 5 may be deemed to give rise to a senior security.

     9. Securities of Registered Investment Companies. As a matter of fundamental policy, none of the foregoing investment policies or restrictions of the Fund shall prohibit the Fund from investing all or substantially all of its assets in the shares of one or more registered open-end investment company having the same investment objective and substantially similar investment policies.

Non-Fundamental Restrictions

     The Fund also has adopted the following additional investment restrictions applicable to the Fund. These are not fundamental and may be changed by the Board of Directors without shareholder approval.

     1. Margin Purchases. The Fund may not purchase any securities on margin or sell securities short. The Fund may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities.

     2. Pledging Assets. The Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Fund except as may be necessary in connection with borrowings mentioned in fundamental restriction number

5 above, and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets, taken at market value at the time thereof.

     3. Illiquid Securities. The Fund will not invest in illiquid securities, including certain repurchase agreements, reverse repurchase agreements or time deposits maturing in more than seven days, if, as a result thereof, more than 10% of the value of its net assets would be invested in assets that are illiquid.

     4. Options, Futures and Warrants. The Fund may not invest in options, futures contracts, options on futures contracts or warrants.

     5. Fund Name. The Fund has adopted a policy to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a particular type of investment that is suggested by the Fund's name and will notify its shareholders at least 60 days prior to any change in such policy.

     Whenever any investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, subsequent percentage changes resulting from fluctuating asset values will not be considered a violation of such restrictions, except that at no time may the value of the illiquid securities held by the Fund exceed 10% of the Fund's net assets. If the Fund exceeds the 33 1/3% limitation in Fundamental Restriction number 5, the Fund will reduce its borrowings within three days (not including Sundays and holidays).

                     INVESTMENT IN ANOTHER MONEY MARKET FUND

Substantial Investment in Another Fund


     The Fund may seek to achieve its investment objective by investing a substantial portion of its investable assets in another money market fund. Accordingly, the Fund would acquire an indirect interest in the securities held by the other money market fund.


Master/Feeder Fund Structure

     The Board of Directors have the authority to permit the Fund to invest substantially all of its investable assets in another open-end management investment company having the same investment objective and substantially similar policies and restrictions (a "Master/Feeder Fund Structure"). Prior to any such actual investment, however, the Board of Directors would be required to approve the transaction and will notify shareholders.

     Although the Board of Directors has not determined that the Fund should convert to a Master /Feeder Fund Structure at this time, the Board of Directors believes it could be in the best interests of the Fund at some future date and could vote at some time in the future to convert the Fund into a "Feeder Fund," under which all of the assets of the Fund would be invested in a Master Fund. The Feeder Fund would transfer its assets to a Master Fund in exchange for shares of beneficial interest in the Master Fund having the same net asset value as the value of the assets transferred. (The ownership interests of the Fund's shareholders would not be altered by this change.)

     Any Master Fund in which the Fund would invest would be registered as an open-end management investment company under the 1940 Act and would be required to have the same investment objective and substantially similar policies and restrictions as the Fund. Accordingly, by investing in a Master Fund, the Fund would continue to pursue its then current investment objective and policies in substantially the same manner, except that it would pursue that objective through its investment in the Master Fund rather than through direct investments in the types of securities dictated by its investment objectives and policies. The Master Fund, whose shares could be offered to other feeder funds or other investors in addition to the Fund, would invest in the same type of securities in which the Fund would have directly invested, providing substantially the same investment results to the Fund's shareholders. However, the expense ratios, the yields, and the total returns of other investors in the Master Fund may be different from those of the Fund due to differences in fund expenses.

     By investing substantially all of its assets in a Master Fund, the Fund could expect to be in a position to realize directly or indirectly certain economies of scale, in that a larger investment portfolio resulting from multiple Feeder Funds could achieve a lower ratio of operating expenses to net assets. A Master Fund may be offered to an undetermined number of other Feeder Funds. However, there can be no assurance that any such additional investments in a Master Fund by other Feeder Funds will take place.

     If the Fund invests substantially all of its assets in a Master Fund, the Fund no longer would require portfolio management services. For this reason, if the Board of Directors were to convert the Fund into a Feeder Fund, the existing investment advisory agreements between the Fund and the Adviser and the Subadviser would be terminated.

     The Fund may withdraw its investment in a Master Fund at any time if the Board of Directors determined that it was in the best interests of the shareholders of the Fund to do so or if the investment policies or restrictions of the Master Fund were changed so that they were inconsistent with the policies and restriction of the Fund. Upon any such withdrawal, the Board of Directors of the Fund would consider what action might be taken, including the investment of all of the assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retaining of an investment adviser to directly invest the Fund's assets in accordance with its investment objective and policies.


     If, after investing its assets in a Master Fund, the Fund is asked to vote on a proposal by a Master Fund, the Fund will hold a meeting of its shareholders if required by applicable law or its policies, and cast its vote with respect to the Master Fund in the same proportion as its shareholders vote on the proposal.


     Once its assets are invested in a Master Fund, the Fund will value its holdings (i.e., shares issued by the Master Fund) at their fair value, which will be based on the daily net asset value of the Master Fund. The net income of the Fund will be determined at the same time and on the same days as the net income of the Master Fund is determined, which will be the same time and days that the Fund uses for this purpose.

     Investments in a Master Fund would have no preemptive or conversion rights and would be fully paid and non-assessable, except as set forth below. Similar to the AHA Funds, a Master Fund would not be required to hold annual meetings of its shareholders, but the Master Fund would be required to hold special meetings of shareholders when, in the judgment of its trustees, it is necessary or desirable to submit matters for a shareholder vote. Other shareholders in a Master Fund have rights similar to those of the Fund shareholders; under certain circumstances (e.g., upon application and submission of certain specified documents to the Board of Trustees by a specified number of investors), they have the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more of the Master Fund's trustees. Shareholders also have the right to remove one or more trustees, without a meeting, by a declaration in writing by a specified number of shareholders. Upon liquidation of a Master Fund, investors would be entitled to share pro rata in the net assets of the Master Fund available for distribution to shareholders.

     Each Master Fund shareholder would be entitled to a vote in proportion to the share of its investment in the Master Fund. Investments in a Master Fund would not be transferable, but a shareholder (such as the Fund) could redeem all or any portion of its investment at any time at net asset value.

     Tax Considerations. The implementation of a Master Fund/Feeder Fund structure is not expected to have any adverse tax effects on the Fund or its shareholders.

     The Fund would continue to qualify and elect to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must meet certain income, distribution, and diversification requirements. It is expected that the Fund's investment in a Master Fund will satisfy these requirements. Provided that the Fund meets these requirements and distributes all of its net investment income and realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, the Fund would not pay any Federal income or excise taxes. Any Master Fund would qualify and elect to be treated as a "partnership" under the Code and, therefore, will also not expect to be required to pay any Federal income or excise taxes. Income dividends and any capital gain distributions by a Master Fund to the Fund would be distributed by the Fund to its shareholders, and such payments will be subject to Federal and applicable state income taxes on the Fund's shareholders.

                             DIRECTORS AND OFFICERS


     The Board of Directors has overall responsibility for the conduct of the affairs of the AHA Funds. Each Director serves an indefinite term of unlimited duration until the next annual meeting of shareholders and until the election and qualification of his or her successor. The Board of Directors may fill any vacancy on the board provided that after such appointment, at least two-thirds of the Directors have been elected by the shareholders. The shareholders may remove a Director by a vote of a majority of the outstanding shares of the Fund at any meeting of shareholders called for the purpose of removing such Director.

     The Board of Directors elects the officers of the AHA Funds. Each officer serves until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The Board of Directors may remove any officer with or without cause at any time.

     The names and ages of the Directors and officers, the position each holds with AHA Funds, the date each was first elected to his position, their principal business occupations during the last five years and other directorships they have held for publicly traded companies are shown below. Each Director and officer serves in such capacity for each of the seven series of the AHA Funds Except for Messrs. Burke, Evans, Solberg and Yoder, each Director oversees the seven Portfolios of the CCM Advisors Funds and the two series of the CCMA Select Investment Trust. Messrs. Burke, Evans, Solberg and Yoder only oversee the seven series of the AHA Funds.

Directors who are interested persons of AHA Funds:

----------------------- ----------------- ---------------------------------- ------------------------------
     Name and Age at    Position(s) Held       Principal Occupation(s)       Other Directorships Held
     October 1, 2002     with AHA Funds          During Past 5 Years
                         and Date First
                           Elected or
                          Appointed to
                             Office
----------------------- ----------------- ---------------------------------- ------------------------------
Douglas D. Peabody, 39* Director and      Managing Director, CCM Advisors,   None.
                        President (since  LLC (since Jan. 2001); Managing
                        2001)             Director Convergent Capital
                                          Management Inc. (since 1999);
                                          formerly Principal, Eager Manager
                                          Advisory Services (1991 to 1999).

                                       13

----------------------- ----------------- ---------------------------------- ------------------------------
     Name and Age at    Position(s) Held       Principal Occupation(s)       Other Directorships Held
     October 1, 2002     with AHA Funds          During Past 5 Years
                         and Date First
                           Elected or
                          Appointed to
                             Office
----------------------- ----------------- ---------------------------------- ------------------------------
Timothy G. Solberg, 49* Director and      Managing Director, CCM Advisors,   None.
                        Secretary (since  LLC (since 2001); formerly
                        2001)             Director of Marketing and Client
                                          Services, Hewitt Investment Group,
                                          a Division of Hewitt Associates
                                          LLC.


Directors who are not interested persons of AHA Funds:

---------------------- ---------------- ------------------------------------ ------------------------------
     Name and Age at   Position(s) Held      Principal Occupation(s)         Other Directorships Held
     October 1, 2002    with AHA Funds         During Past 5 Years
                        and Date First
                          Elected or
                         Appointed to
                            Office
---------------------- ---------------- ------------------------------------ ------------------------------
Anthony J. Burke, 37   Director (since  President, American Hospital         None.
                       1999)            Association Financial Solutions,
                                        Inc. (since 1997); formerly,
                                        Marketing Development Director of
                                        AHA Insurance Resources Inc. (1997
                                        to 1998); prior thereto, President
                                        of A. Burke & Associates (a
                                        marketing consulting firm).

Charles V. Doherty, 68 Director (since  Managing Director, Madison           Trustee, Wayne Hummer
                       September 2002)  Advisory Group; Director, Lakeside   Investment Trust (an open-end
                                        Bank; Director, Knight Trading       investment company) (4
                                        Group, Inc.; Director, Howe Barnes   portfolios); formerly Trustee,
                                        Investments, Inc.; Director,         Wayne Hummer Money Fund Trust
                                        Brauvin Capital Trust, Inc.;         (an open-end investment
                                        Director, Bank of America            company) (1994-1999).
                                        Financial Products, Inc.

Frank A. Ehmann, 68    Director (since  Retired. Director, American          Director, SPX Corp. (global
                       1991)            Healthways (provider of diabetes     provider of technical products
                                        and cardiac disease management       and systems, industrial
                                        services to health plans and         products and services, flow
                                        hospitals) (since 1989); Director,   technology and service
                                        Genderm Corp. (dermatology company   solutions) (since 1989);
                                        offering prescription and            formerly Director and
                                        non-prescription treatments for      President, United Stationers
                                        skin conditions) (1997-2000).        (wholesale distributor of
                                                                             business, computer, and
                                                                             facilities management
                                                                             products).

                                       14


----------------------- ----------------- ---------------------------------- ------------------------------
     Name and Age at    Position(s) Held       Principal Occupation(s)       Other Directorships Held
     October 1, 2002     with AHA Funds          During Past 5 Years
                         and Date First
                           Elected or
                          Appointed to
                             Office
----------------------- ----------------- ---------------------------------- ------------------------------
Richard John Evans 50  Director (since  Chief Financial Officer, American    None.
                       1995)            Hospital Association (since Dec.
                                        1999); formerly, Vice
                                        President/Finance, American
                                        Hospital Association (1995-1999).

John D. Oliverio, 49   Director (since  Chief Executive Officer, President   Director, Hewitt Series Trust
                       1995)            and Director, Wheaton Franciscan     (an open-end investment
                                        Services, Inc. (parent               company) (since 1998) (2
                                        organization for more than 100       portfolios).
                                        health and shelter service
                                        organizations) (since 1984);
                                        Director of the following:
                                        Affinity Health Systems (since
                                        1995); Covenant Health Care
                                        System (since 1989); All Saints
                                        Health System (since 1992);
                                        Franciscan Ministries, Inc. (the
                                        holding company for Wheaton
                                        Franciscan Services, Inc.'s
                                        housing entities) (since 1998)
                                        and United Health System (since
                                        1998).

Edward M. Roob, 67     Director (since  Retired.  Arbitrator, New York       Director, Brinson Funds, Inc.
                       September 2002)  Stock Exchange and National          (since 1994); Director, UBS
                                        Association of Securities Dealers;   Relationship Funds (since
                                        Trustee, Fort Dearborn Income        1995); Director, UBS
                                        Securities, Inc. (since 1994);       Supplementary Trust (since
                                        Director, Brinson Trust Company      1997)(40 portfolios);
                                        (since 1993); Committee Member,
                                        Chicago Stock Exchange (1993 to
                                        1999).

John L. Yoder, 71      Director (since  Vice President, Princeton            None.
                       1988)            Insurance Co. (since 1995).




* Messrs. Peabody and Solberg are "interested persons" of the AHA Funds as defined in the Investment Company Act of 1940 because they are Managing Directors of the Fund's investment adviser, CCM Advisors, LLC.

     The address of Messrs. Peabody and Solberg is 190 South LaSalle Street, Suite 2800, Chicago, Illinois 60603. The address of Mr. Burke is One North Franklin, Chicago, Illinois 60606; that of Mr. Doherty is 70 West Madison, Suite 1400, Chicago, IL 60602; that of Mr. Ehmann is 864 Bryant Avenue, Winnetka, Illinois 60093; that of Mr. Evans is One North Franklin, Chicago, IL 60606; that of Mr. Oliverio is 26 West 171 Roosevelt Road, Wheaton, Illinois 60189; that of Mr. Roob is 841 Woodbine Lane, Northbrook, Illinois 60062 and that of Mr. Yoder is 19 Tankard, Washington Crossing, Pennsylvania 18977.

     Officers. Messrs. Peabody and Solberg are President and Secretary of the AHA Funds, respectively. The preceding table gives more information about Messrs. Peabody and Solberg. The following table sets forth each other officer's name, position with the AHA Funds, age, principal occupation during the past five years and the date on which he first became an officer of the AHA Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the Board of Directors.

------------------------ ---------------------- --------------------------------
      Name and Age at    Position(s) Held with     Principal Occupation(s)
      October 1, 2002     AHA Funds and Date         During Past 5 Years
                           First Elected or
                          Appointed to Office
------------------------ ---------------------- --------------------------------

Gregory P. Francoeur, 31 Treasurer (since 2002) Director of Finance, Convergent
                                                Capital  Management Inc.(since
                                                1997); prior thereto, Auditor,
                                                Price Waterhouse LLP(1993-1997).

James A. Henderson, 60   Vice President (since  Vice President, Corporate
                         1988)                  Counsel and Assistant Secretary,
                                                American Hospital Association
                                                (since 1984); Secretary, AHA
                                                Financial Solutions, Inc.
                                                (since 1995); Secretary, Heath
                                                Forum, Inc. (since 1988).)

The address of each officer is 190 South LaSalle, Suite 2800, Chicago, Illinois 60603.

     Directors, other than those who are affiliated with CCM Advisors, LLC ("CCM Advisors"), the Fund's investment adviser, or with the American Hospital Association, receive $1,000 for each quarterly meeting of the Board of Directors attended and $500 for each special meeting of the Board of Directors attended and for any committee meeting (not held on the date of a quarterly Board of Directors meeting) attended, plus reimbursement of related expenses.

Meetings and Committees. The current Board of Directors consists of two interested and seven non-interested Trustees.

Audit Committee. The Audit Committee, consisting of Messrs. Doherty, Ehmann, Oliverio, Roob and Yoder, all of whom are non-interested Directors, recommends to the Board of Directors the independent accountants to serve as auditors, and confers with the independent accountants on the scope and results of the audit.

Governance Committee. The Governance Committee, consisting of Messrs. Burke, Doherty, Ehmann, Evans, Oliverio, Roob and Yoder, all of whom are non-interested Directors, recommends to the Board of Directors, among other things, nominees for Director who are not "interested persons" of the Fund. Neither the Board of Directors, nor the Governance Committee will consider shareholder recommendations regarding candidates for election of Directors; however, such recommendations may be made in the form of a shareholder proposal to be presented at any future meeting of shareholders of the Fund.

Executive Committee. The Executive Committee, consisting of Messrs. Peabody and Solberg, both interested Directors and Mr. Doherty, a non-interested Director, is authorized to take certain actions delegated to it by the full Board of Directors and to exercise the full powers of the Board of Directors under circumstances when the Board of Directors as a whole will not be able to meet.

Valuation Committee. The Valuation Committee, consisting of Mr. Peabody, and interested Director and Messrs. Doherty, Ehmann, Oliverio and Roob, all of whom are non-interested Directors, has oversight responsibility for, among other things, determining and monitoring the value of the Fund's assets.

Committee Meetings. The Audit Committee met twice during the fiscal year ended June 30, 2002.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits. The following table summarizes the compensation for the fiscal year ended June 30, 2002 paid to the Directors.

                                 Aggregate         Total Compensation from the
                               Compensation         AHA Funds and Fund Complex
            Name             from the AHA Funds        Paid to Directors(1)
            ----             ------------------        ------------------

Douglas D. Peabody(2)              None                        None

Timothy G. Solberg(2)              None                        None

Anthony J. Burke(2)                None                        None

Charles V. Doherty(3)              None                       $2000

Frank Ehmann                       $5000                      $8000

Richard John Evans(2)              None                        None

John D. Oliverio                   $5000                      $8000

Edward M. Roob(3)                  None                       $3000

Thomas J. Tucker(3)                $5000                      $5000

John L. Yoder                      $5000                      $5000


(1) Messrs. Doherty, Ehmann, Oliverio, Peabody and Roob also serve on the Board of Trustees of CCM Advisors Funds and the Board of Trustees of the CCMA Select Investment Trust. Because the CCMA Select Investment Trust was not operational, each non-interested Trustee of CCMA Select Investment Trust was compensated by CCM Advisors, LLC. Messrs. Ehmann, Oliverio and Roob were each paid $2000. Mr. Doherty was paid $1000. This amount is not included in the Total Compensation from AHA Funds and Fund Complex Paid to Directors.

(2)  Non-compensated Director.

(3) Mr. Tucker resigned as a Director in September 2002. Messrs. Doherty and Roob were appointed as Directors in September 2002.

     As of October 28, 2002, no Directors or officers owned beneficially or of record any security of the Fund nor did any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CCM Advisors, LLC (the "Adviser"), own shares of the Fund. As of December 31, 2001, no Director "beneficially" owned (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of
1934) any shares of the Fund.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     Because the Fund is a newly created series of the AHA Funds, there is no person who controls the Fund as of the date of this SAI.

                         INVESTMENT ADVISORY AGREEMENTS

     Between the Fund and CCM Advisors


     CCM Advisors serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement. Under the Investment Advisory Agreement, and subject to the supervision of, and policies established by, the Fund's Board of Directors, CCM Advisors determines the investment strategies, and supervises adherence by the Subadviser to the Fund's investment policies and guidelines.

     CCM Advisors is a majority-owned subsidiary of Convergent Capital Management Inc. The duties and responsibilities of CCM Advisors are specified in an Investment Advisory Agreement between the Fund and CCM Advisors. At a meeting held on July 2, 2001, called in part for approving the Investment Advisory Agreement, the Board of Directors approved the Investment Advisory Agreement by the unanimous vote of all Directors present and also by the unanimous vote of all non-interested Directors. In evaluating the Investment Advisory Agreement, the Directors reviewed materials furnished by CCM Advisors, including information regarding CCM Advisors, and its personnel, operations and financial condition. The Directors discussed with representatives of CCM Advisors the Fund's proposed operations and CCM Advisors' ability to provide advisory and other services to the Fund. The Directors also reviewed, among other things:

o the proposed fees to be charged by CCM Advisors for the services it provides; and

o    the Fund's projected total operating expenses.

     The Directors considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of CCM Advisors, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of CCM Advisors' fees and the expense ratio of the Fund in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; and (3) other factors that the Directors deemed relevant.


     Subject to the supervision by the Board of Directors, CCM Advisors is responsible for overseeing the day-to-day operations and business affairs of the Fund, including monitoring the performance of the Subadviser. The Fund pays CCM Advisors an investment advisory fee of 0.10% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

     CCM Advisors has undertaken to waive its entire investment advisory fee. This waiver may be reduced or terminated at any time at the option of CCM Advisors, subject to approval by the Board of Directors.

     As described below, CCM Advisors has engaged Patterson & Associates as the Subadviser for the Fund.

     CCM Advisors is responsible for payment of all expenses it may incur in performing the services described. These expenses include costs incurred in providing investment advisory services, compensating and furnishing office space for officers and employees of CCM Advisors, and the payment of any fees to interested Directors of the Fund. CCM Advisors provides all executive, administrative, clerical and other personnel necessary to operate the Fund and pays the salaries and other employment related costs of employing those persons. CCM Advisors furnishes the Fund with office space, facilities and equipment and pays the day-to-day expenses related to the operation and maintenance of such office space facilities and equipment. All other expenses incurred in the organization of the Fund or of any new series of the Fund, including legal and accounting expenses and costs of the initial registration of securities of the Fund under federal and state securities laws, are also paid by CCM Advisors.

     The Investment Advisory Agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of the Fund or CCM Advisors, or by a vote of shareholders. The Investment Advisory Agreement provides that it shall continue in effect for two years and can thereafter be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Directors of the Master Fund or by a majority of the outstanding voting shares of the Fund and (b) by a majority vote of the Directors who are not parties to the Agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

     The Investment Advisory Agreement provides that the Fund is responsible for payment of all expenses it may incur in its operation and all of its general administrative expenses except those expressly assumed by CCM Advisors as described in the preceding paragraph. These include (by way of description and not of limitation), any share redemption expenses, expenses of portfolio transactions, shareholder servicing costs, pricing costs (including the daily calculation of net asset value), interest on borrowings by the Fund, charges of the custodian and transfer agent, cost of auditing services, non-interested Directors' fees, legal expenses, all taxes and fees, investment advisory fees, certain insurance premiums, cost of maintenance of corporate existence, investor services (including allocable personnel and telephone expenses), costs of printing and mailing updated Fund prospectuses to shareholders, costs of preparing, printing, and mailing proxy statements and shareholder reports to shareholders, the cost of paying dividends, capital gains distribution, costs of Director and shareholder meetings, dues to trade organizations, and any extraordinary expenses, including litigation costs in legal actions involving the Fund, or costs related to indemnification of Directors, officers and employees of the Fund.


     The Investment Advisory Agreement also provides that CCM Advisors shall not be liable to the Fund or to any shareholder or contract owner for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which such Agreement relates, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of CCM Advisors in the performance of its duties thereunder.

     Between the Subadviser and CCM Advisors

     Pursuant  to  the  separate  subadvisory  agreement  described  below,  CCM
Advisors has engaged Patterson & Associates as the Subadviser to provide day-to-day portfolio management for the Fund. The Subadviser manages the investments of the Fund, determining which securities or other investments to buy and sell for the Fund and selecting the brokers and dealers to effect the transactions. In placing orders for securities transactions, the Subadviser seeks to obtain a combination of the most favorable price and efficient execution available.


     At a meeting held on July 2, 2001, called in part for approving the subadvisory agreement, the Board of Directors approved the subadvisory agreement by the unanimous vote of all Directors present and also by the unanimous vote of all non-interested Directors. In evaluating the Subadviser, the Directors reviewed materials furnished by CCM Advisors and the Subadviser, including information regarding the Subadviser, and its personnel, operations and financial condition. The Directors discussed with representatives of the Subadviser, the Fund's proposed operations and the Subadviser's ability to provide advisory and other services to the Fund. The Directors also reviewed, among other things:

o the proposed fees to be charged by the Subadviser for the services it provides;

o    the Fund's projected total operating expenses;

o    the investment  performance of similar  accounts managed by the Subadviser;
     and

o the experience of the investment advisory and other personnel that would be providing services to the Fund.

The Directors considered the following as relevant to their recommendations: (1) the favorable history, reputation, qualification and background of the Subadviser, as well as the qualifications of its personnel and its financial condition; (2) the magnitude of the Subadviser's fees and the expense ratio of the Fund in relation to the nature and quality of services expected to be provided and the fees and expense ratios of comparable investment companies; (3) the performance of accounts similar in nature to the Fund under the management of the Subadviser; and (4) other factors that the Directors deemed relevant.

     The subadvisory agreement is not assignable and may be terminated without penalty upon 60 days written notice at the option of CCM Advisors or the Subadviser, or by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares of the Fund. The subadvisory agreement provides that it shall continue in effect for two years and can thereafter be continued for the Fund from year to year so long as such continuance is specifically approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority vote of the Directors who are not parties to the agreement, or interested persons of any such party, cast in person at a meeting held for that purpose.

     For its services, CCM Advisors pays the Subadviser an investment subadvisory fee equal to a percentage of the average daily net assets of the Fund at the rate of 0.08%. The fee is accrued daily and paid to the Subadviser monthly.

                     SECURITIES ACTIVITIES OF THE SUBADVISER

     Securities held by the Fund may also be held by separate accounts or mutual funds for which the Subadviser acts as an investment adviser, some of which may be affiliated with the Subadviser. Because of different investment objectives, cash flows or other factors, a particular security may be bought by the Subadviser for one or more of its clients, when one or more other clients are selling the same security. Pursuant to procedures adopted by the Board of Directors, the Subadviser may cause the Fund to buy or sell a security from another mutual fund or another account. Any such transaction would be executed at a price determined in accordance with those procedures and without sales commissions. Transactions executed pursuant to such procedures are reviewed by the Board of Directors quarterly.

     If purchases or sales of securities for the Fund or other clients of the Subadviser arise for consideration at or about the same time, transactions in such securities will be allocated as to amount and price, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Subadviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the opinion of the Board of Directors of the Fund, however, that the benefits available to the Fund outweigh any possible disadvantages that may arise from such concurrent transactions.

     On occasions when the Subadviser (under the supervision of the Board of Directors and CCM Advisors) deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts or companies to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for the Fund.

                             PORTFOLIO TRANSACTIONS

     The Subadviser places orders on behalf of the Fund for the purchase or sale of securities. Portfolio transactions for the Fund are placed with those securities dealers that the Subadviser believes will provide the best value in transaction and research services for the Fund, either in a particular transaction or over a period of time.

     Purchases and sales of securities for the Fund will usually be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Transactions of the Fund in the over-the-counter market are executed with primary market makers acting as principal, except where it is believed that better prices and execution may be obtained otherwise. The Fund will also purchase portfolio securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing the Fund's portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions. The Fund may effect purchases and sales through brokers who charge commissions, although the Fund does not anticipate that it will do so.

     The Fund may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions, including certain dealer spreads, paid in connection with securities transactions, the Subadviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker's facilities (including the services described below) and any risk assumed by the executing broker. The Subadviser may also take into account payments made by brokers effecting transactions for the Fund: (a) to the Fund; or (b) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay.

     In addition, the Subadviser may give consideration to research services furnished by brokers to the Subadviser for its use and may cause the Fund to pay these brokers a higher amount of commission than may be charged by other brokers. Such research and analysis is of the types described in Section 28(e)
(3) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Subadviser's own internal research and investment strategy capabilities. Such research may be used by the Subadviser in connection with services to clients other than the Fund, and not all services may be used by the Subadviser in connection with the Fund. The Subadviser's fees are not reduced by reason of the Subadviser's receipt of the research services.

                               PORTFOLIO TURNOVER

     Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements, the satisfaction of which enable the Fund to receive certain favorable tax treatment.

                        DETERMINATION OF NET ASSET VALUE


     The Net Asset Value (NAV) for the Fund is determined at 1:00 p.m., Eastern Time, on each day that the New York Stock Exchange (the "NYSE") is open for regular session trading and that is not a bank holiday. However, on any day, when the trading markets for U.S. Government securities close early, net asset value will be determined as of that earlier closing time. Shares of the Fund will not be priced on days when the NYSE is closed.


     All of the assets of the Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board of Directors of the Fund has determined this to be in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security.

During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

     The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the Fund's net asset value per share for purposes of sales and redemptions, at $1.00. These procedures include review by the Board of Directors, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board of Directors will promptly consider initiating corrective action. If the Board of Directors believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include, selling portfolio securities prior to maturity; shortening the average maturity of the portfolio; withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Fund's net asset value might still decline.

     Computation of NAV (and the sale and redemption of Fund shares) may be suspended or postponed during any period when (a) trading on the NYSE is restricted, as determined by the Commission, or the NYSE is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of the Fund not reasonably practicable.

                             PERFORMANCE INFORMATION


     Performance information for the Fund is not presented because the Fund has not yet commenced operations. Investors should maintain realistic expectations for future performance. Past performance is not necessarily indicative of future results.

     The Fund from time to time may quote or otherwise use yield information for the Fund in advertisements, shareholder reports, sales literature or other communications to shareholders or prospective investors. The performance information is historical and is not intended to indicate future returns.

     Although published yield information is useful in reviewing a Fund's performance, the Fund's yield fluctuates daily and the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. the Fund's yield is not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives, like money market instruments or bank accounts, that provide a fixed rate of interest. Also, it may not be appropriate to compare the Fund's yield information directly to similar information regarding investment alternatives that are insured or guaranteed.

     Yield quotations for the Fund will include an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and are calculated by dividing the net change during the seven day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value reflects the value of additional shares purchases with dividends declared on the original shares and dividends declared on both the original shares and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by the Fund is calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

                  EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7 ]-1


     From  time  to  time  the  Fund  may  publish  an  indication  of its  past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Fund may also advertise information which has been provided to the NASD for publication in regional and local newspapers. In addition, the Fund may from time to time advertise its performance relative to certain indices and benchmark investments, including (a) the Lipper, Inc. Mutual Fund Performance Analysis and Mutual Fund Indices (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance); (b) the CDA Mutual Fund Report published by CDA Investment
Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry); (c) the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services); (d) Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation); (e) Donoghue's Money Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. Government money market funds); (f) other taxable investments including certificates of deposit, money market deposit accounts, checking accounts, savings accounts, money market mutual funds and repurchase agreements;
(g) historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley, Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data; (h) mutual fund performance indices published by Variable Annuity Research & Data Service; and (i) mutual fund performance indices published by Morningstar, Inc. The composition of the investments in such indices and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of the Fund's portfolio. These indices and averages are generally unmanaged and the items included in the calculations of such indices and averages may be different from those of the equations used by the Fund to calculate its performance figures.

     The Fund may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the views of the Subadviser, the rationale for the Fund's investments and discussions of the Fund's current asset allocation.

     From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines or other material, which highlight or summarize the information discussed in more detail in the communication.


     Such performance data will be based on historical results and will not be intended to indicate future performance. The yield of the Fund will vary based on market conditions, portfolio expenses, portfolio investments and other factors. The value of the Fund's shares will fluctuate and your shares may be worth more or less than their original cost upon redemption.


                     PURCHASE AND REDEMPTION OF FUND SHARES

     Purchases of Fund shares are discussed fully in the Prospectus under the heading "Shareholder Information."

     The Fund reserves the right, in its sole discretion, to reject a purchase order when, in the judgment of CCM Advisors or the Subadviser, the purchase would not be in the best interest of the Fund.

     Special Redemptions. Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Board of Directors of the Fund. When the shareholder sells portfolio securities received in this fashion, the shareholder would incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value.

     Suspension of Redemptions. The Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the NYSE is closed for other than customary weekends or holidays, or trading on the NYSE is restricted, or for any period during which an emergency exists as determined by the Commission as a result of which (1) disposal by the Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for the Fund to fairly determine the value of its assets, or for such other periods as the Commission may permit for the protection of investors.

                        ANTI-MONEY LAUNDERING COMPLIANCE


     The Fund is required to comply with various anti-money laundering laws and regulations. Consequently, the Fund may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to "freeze" a shareholder's account. The Fund also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder's account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Fund to inform the shareholder that it has taken the actions described above.

                              DISTRIBUTION EXPENSES

     Quasar Distributors, LLC. ("Quasar") serves as the principal underwriter for the Fund pursuant to a Distribution Agreement initially approved by the Board of Directors of the Fund. Quasar is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of the Fund will be continuously offered.

     Quasar bears all the expenses of providing services pursuant to the Distribution Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Fund bears the expenses of registering its shares with the Commission and paying the fees required to be paid by state regulatory authorities. The Distribution Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by vote of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such party, (as the term interested person is defined in the 1940 Act); or (ii) by the vote of a majority of the outstanding voting securities of the Fund. Quasar is not obligated to sell any specific amount of shares of the Fund.


     Quasar's business and mailing address is 615 East Michigan Street, Milwaukee, Wisconsin 53202. Quasar was organized as a limited liability company in the state of Delaware and is a wholly-owned subsidiary of U.S. Bancorp.


                             OTHER SERVICE PROVIDERS

Administrator


     CCM Advisors serves as the Fund's administrator pursuant to an Administration Agreement with the Fund and in that capacity has overall responsibility, subject to the ongoing supervision of the Fund's Board of Directors, for all aspects of the Fund's administration and operation. CCM Advisors has entered into a Sub-Administration Agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp" or the "Sub-Administrator") on behalf of the Fund. U.S. Bancorp has agreed to prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the Commission and prepare various materials required by any state securities commission having jurisdiction over the Fund.


     The Administration Agreement provides that CCM Advisors shall not be liable for any error of judgment or import of law, or for any loss suffered by the Fund in connection with the matters to which this agreement relates, except loss resulting from: (i) willful misfeasance, bad faith or gross negligence on the part of CCM Advisors in the performance of its obligations and duties under the agreement; and (ii) its reckless disregard of its obligations and duties under the agreement.

     The agreement may be terminated at any time without the payment of any penalty by vote of the Board of Directors. As compensation for its services, the Fund pays CCM Advisors is entitled to receive a fee based on the aggregate average daily net assets of the Fund, payable quarterly at an annual rate of 0.05% of the Fund's average net assets.

Custodian, Transfer Agent and Fund Accountant


     U.S. Bank, N.A. (the "Custodian"), 615 East Michigan Avenue, Milwaukee, Wisconsin, serves as Custodian for the securities and cash assets of the Fund. Cash held by the Custodian, which may at times be substantial, is insured by the Federal Deposit Insurance Corporation up to the amount of insurance coverage limits (presently, $100,000). U.S. Bancorp Fund Services, LLC serves as transfer agent of the Fund's shares, dividend disbursing agent, provides additional services as the Fund's shareholder servicing agent and provides certain accounting services to the Fund.

Independent Accountants

     Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois, are the independent public accountants of the Fund. The independent accountants are responsible for auditing the financial statements of the Fund. The selection of the independent accountants is approved annually by the Board of Directors.

                                      TAXES


General Tax Information

     The AHA Funds intend for the Fund to qualify as a regulated investment company under the Subchapter M of the Code. If the Fund qualifies as a regulated investment company and distributes substantially all of its net income and gains to its shareholders (which the Fund intends to do), then under the provisions of Subchapter M, the Fund should have little or no income taxable to it under the Code.

     The Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or disposition of stocks, other securities, or foreign currencies; and (2) at the close of each quarter of the Fund taxable year, (a) at least 50% of the value of the Fund's total assets must consist of cash, U.S. Government securities, securities of other regulated investment companies, and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer), and (b) the Fund must not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities) or two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     In order to maintain the qualification of the Fund as a regulated investment company, the Fund may, in its business judgment, restrict the Fund's ability to invest in certain financial instruments. For the same reason, the Fund may, in its business judgment, require the Fund to maintain or dispose of an investment in certain types of financial instruments before or after the time when it might otherwise be advantageous to do so.

     The Fund will be subject to a 4% non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirement. The Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

     Investment in debt obligations that are at risk or in default presents special tax issues for the Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund in order to reduce the risk of distributing insufficient income to preserve its status as a regulated investment company and avoid becoming subject to federal income or excise tax.


     Distributions from the Fund's current or accumulated earnings and profits ("E&P"), as computed for federal income tax purposes, will be taxable as dividends as described in the Fund's prospectus whether taken in shares or in cash. Distributions, if any, in excess of E&P will constitute a return of capital, which will first reduce an investor's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) will generally give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.


     Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to shareholder accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.


                                 CODE OF ETHICS



     CCM  Advisors  and the  Subadviser  intend  that:  all of their  activities function exclusively for the benefit of the owners or beneficiaries of the assets they manage; assets under management or knowledge as to current or prospective transactions in managed assets are not utilized for personal advantage or for the advantage of anyone other than the owners or beneficiaries of those assets; persons associated with CCM Advisors and the Fund avoid situations involving actual or potential conflicts of interest with the owners or beneficiaries of managed assets; and situations appearing to involve actual or potential conflicts of interest or impairment of objectivity are avoided whenever doing so does not run counter to the interests of the owners or beneficiaries of the managed assets. The Board of Directors of the AHA Funds and CCM Advisors have adopted a Code of Ethics which imposes certain prohibitions, restrictions, preclearance requirements and reporting rules on the personal securities transactions of subscribers to the Code, who include the Fund's officers and Directors and the employees of CCM Advisors. The Board of Directors believes that the provisions of its Code of Ethics are reasonably designed to prevent employees from engaging in conduct that violates these principles.


                                     SHARES

     The AHA Funds' presently authorized capital is 700,000,000 shares. Interests in the AHA Funds are represented by shares of common stock, $.01 par value, with interests in each of the AHA Funds represented by a separate series of such stock. Under the AHA Funds' Articles of Incorporation, the Board of Directors may increase the authorized shares, establish additional series (with different investment objectives and fundamental policies), establish additional classes of the AHA Funds, and redesignate unissued shares among the series. Establishment of additional series will not alter the rights of the AHA Funds' shareholders and additional classes within any series would be used to distinguish among the rights of different categories of shareholders.

     Each share represents an equal proportionate interest in the Fund. The interest of shareholders in the Fund is separate and distinct from the interest of shareholders of the other AHA Funds. Each share of the Fund is entitled to participate pro rata in any dividends and other distributions declared by the Board of Directors, and have proportionate rights in the event of liquidation of that Fund.

     Each shareholder is entitled to a full vote for each full share held (and fractional votes for fractional shares) on any matter presented to shareholders. Shares of each AHA Fund will vote separately when required by the 1940 Act or other applicable law or when the Board of Directors determines that the matter affects only the interests of one or more AHA Fund, such as, for example, a proposal to approve an amendment to a particular AHA Fund's Management Agreement, but shares of all AHA Funds vote together, to the extent required by the 1940 Act, in the election or selection of Directors and independent accountants.

     Voting rights are not cumulative, which means that that the holders of more than 50% of the shares voting for the election of Directors can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors.

     Under Maryland law, the AHA Funds are not required and therefore do not intend to hold annual meetings of shareholders. However, the Directors may call annual or special meetings of shareholders as may be required by the 1940 Act, Maryland law, or the Articles of Incorporation, or as they otherwise deem necessary or appropriate. In addition, the By-Laws of the AHA Funds contain procedures under which a Director may be removed by the written declaration or vote of the holders of two-thirds of the AHA Funds' outstanding shares at a meeting called for that purpose upon the request of the shareholders whose interests represent 10% of the AHA Funds' outstanding shares.

                                    APPENDIX

     DESCRIPTION OF BOND RATINGS

     A rating of a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, CCM Advisors and the Subadviser believe that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources, which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P").

         Ratings by Moody's


Aaa--Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.


Aa--Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa bonds.

A--Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate

                                      A-1

and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Ratings. The designation "Con." followed by a rating indicated bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

     Commercial Paper:

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

                           Prime-1  Highest Quality
                           Prime 2  Higher Quality
                           Prime-3  High Quality

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

         S&P Ratings

AAA--Bonds rated AAA have the highest rating. The obligor's capacity to meet its financial commitment on the bond is extremely strong.

                                      A-2

AA--Bonds rated AA differ from AAA bonds only in small degree. The obligor's capacity to meet its financial commitment on the bond is very strong.

A--Bonds rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the bond is still strong.

BBB--Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the bond.

BB--B--CCC--CC and C--Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation among such bonds and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     In order to provide more detailed indications of credit quality, S&P's bond letter ratings described above (except for AAA category) may be modified by the addition of a plus or a minus sign to show relative standing within the rating category.

     Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon the failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

         Commercial Paper:

     A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.

     A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated A-1+.

                                     PART C

                                OTHER INFORMATION

ITEM 23. Exhibits


Exhibit Number
                 Description

     (a)(1) Articles of Incorporation of the Registrant. (b)

     (a)(2) Articles of Amendment dated February 12, 1998. (c)

     (a)(3) Articles of Amendment and Articles Supplementary dated August 3, 2001. (c)

     (b)  Bylaws. (b)

     (c)  Not applicable, the Registrant no longer issues stock certificates.

     (d)(1) Corporate Management Agreement between the Registrant and CCM Advisors LLC. (c)

     (d)(2) Portfolio Advisory Agreement between the Registrant and Patterson & Associates. (c)

     (e) Distribution Agreement between the Registrant and Quasar Distributors, LLC.

     (f)  N/A

     (g)(1) Custody Agreement between the Registrant and U.S. Bank, N.A.

     (g)(2) Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. dated January 1, 2002.

     (h)(1) Transfer Agency Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC.

     (h)(2) Amendment to Transfer Agency Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC dated January 1, 2002.

     (h)(3) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC.

     (h)(4) Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC dated January 1, 2002.

     (h)(5)  Administration  Agreement  between the Registrant and CCM Advisors,
          LLC.

     (h)(6) Third Party Feeder Fund Agreement among Registrant and CCM Advisors Funds.

     (i)  Opinion and consent of Hogan & Hartson, L.L.P.

     (j)  Consent of Ernst & Young LLP.

     (k)  N/A

     (l)  Subscription Agreement. (b)

     (m)(1) Rule 12b-1 Plan for Class A Shares. (c)

     (m)(2) Rule 12b-1 Plan for Institutional Servicing Class Shares.(c)

     (n)  Multiple Class Plan pursuant to Rule 18f-3. (c)

     (p)(1) Code of Ethics of AHA Investment  Funds,  Inc. and CCM Advisors LLC.
          (d)

     (p)(2) Code  of  Ethics  of CCM  Advisors,  LLC  and  CCM  Advisors  Funds.
          Previously filed. Incorporated by reference to Exhibit (p)(1) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

     (p)(3) Code of Ethics of Cambiar Investors, Inc. Previously filed. Incorporated by reference to Exhibit (p)(2) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

     (p)(4) Code of Ethics of Freeman Associates Investment Management LLC. Previously filed. Incorporated by reference to Exhibit (p)(3) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

     (p)(5) Code of Ethics of KCM Investment Advisors.

     (p)(6) Code of Ethics of Patterson Capital Corp. Previously filed. Incorporated by reference to Exhibit (p)(5) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

     (p)(7) Code of Ethics of Pyrford International PLC. Previously filed. Incorporated by reference to Exhibit (p)(6) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

     (p)(8) Code of Ethics of Robert W. Baird & Co. Incorporated. Previously filed. Incorporated by reference to Exhibit (p)(7) filed with
          Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.

     (p)(9) Code of Ethics of Western Asset Management. Previously filed. Incorporated by reference to Exhibit (p)(8) filed with Amendment No. 1 to CCM Advisors Funds' registration statement, Investment Company Act file 811-10241, filed on November 1, 2001.


          (a) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 17 to Registrant's registration statement, Securities Act file number 33-21969 (the "Registration Statement"), filed on August 31, 2000.

          (b) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 18 to Registrant's Registration Statement filed on October 31, 2000.

          (c) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 19 to Registrant's Registration Statement filed on August 3, 2001.

          (d) Previously filed. Incorporated by reference to the exhibit of the same number filed with post-effective amendment no. 20 to Registrant's Registration Statement filed on November 1, 2001.

ITEM 24. Persons Controlled by or Under Common Control With Registrant.

     As of October 1, 2002, Baptist Health Care Corporation (a Florida corporation) and Lee Hospital (a Pennsylvania corporation) may be deemed to control AHA Balanced Fund through direct and indirect ownership of 50.95% and 33.40%, respectively, of the Fund's outstanding shares. In addition, Sherman Hospital (an Illinois corporation) may be deemed to control AHA Limited Maturity Fund through direct and indirect ownership of 25.47% of the Fund's outstanding shares. Registrant may, therefore, be deemed to be under common control with various companies that are controlled by Baptist Health Care Corporation, Lee Hospital and Sherman Hospital (as the term "control" is defined by Section 2(a)(9) of the Investment Company Act of 1940). See, "Control Persons / Principal Shareholders" in the statement of additional information.


ITEM 25. Indemnification.

     Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers except under specified circumstances. Article VII of Registrant's Articles of Incorporation (Exhibit
(a)(1), (2) and (3) to the registration statement, which are incorporated herein by reference) and Section 3.15 of Article III of the Registrant's Bylaws (exhibit (b) to the registration statement, which is incorporated herein by reference) provide in effect that the Registrant shall provide certain indemnification of its directors and officers, directors, officers, agents and employees, respectively. In accordance with Section 17(h) of the Investment Company Act, these provisions of the Articles of Incorporation and Bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. Business and Other Connections of Investment Adviser.

     The information in the prospectus under the caption "Management of the Fund" or "Management of the Funds" and in the statement of additional information under the caption "Investment Management" is incorporated herein by reference.

     (a) For a description of other business, profession, vocation or employment of a substantial nature in which any general partner, managing general partner, director or officer of CCM Advisors has engaged during the last two years for his account or in the capacity of director, officer, employee, partner or trustee, see the information under the caption "Directors and Officers" in the statement of additional information.

     (b) Patterson & Associates ("Patterson") serves as the Investment Manager of the AHA U.S. Government Money Market Fund.

------------------- ------------------------------------- --------------------------------------
                                                          Principal Businesses During the Last
Name                Position(s) with Patterson            two Fiscal Years
------------------- ------------------------------------- --------------------------------------
Linda T. Patterson  Director and President                Director and President, Patterson &
                                                          Associates
------------------- ------------------------------------- --------------------------------------
Deborah Cervantes   Director and Chief Financial Officer  Director and Chief Financial
                                                          Officer, Patterson & Associates
------------------- ------------------------------------- --------------------------------------


ITEM 27. Principal Underwriters.

          (a) Quasar Distributors, LLC (the "Distributor") as of October 8, 2002 as distributor for:

                 Cullen Funds Trust
                 Country Mutual Funds Trust Multiple Series Trust
                 The Hennessy Mutual Funds, Inc.
                 The Hennessy Funds, Inc.
                 Kit Cole Investment Trust
                 Everest Funds
                 Brandywine Advisors Fund
                       Quasar does not underwrite the other series of Brandywine Blue Fund, Inc., the Brandywine Blue Fund)
                 Light Revolution Fund, Inc.
                 IPS Funds
                 The Jensen Portfolio
                 First American Insurance Portfolios, Inc.
                 The Lindner Funds
                 AHA Investment Funds
                 Wexford Trust, The Muhlenkamp Fund
                 Mutuals.com, The Generation Wave Funds
                 First American Funds, Inc.  Multiple Series Trust
                 First American Investment Funds, Inc.
                 First American Strategy Funds, Inc.
                 Zodiac Trust, Conning Money Market Portfolio
                       Multiple Series Trust
                 Glenmede Fund, Inc.  Multiple Series Trust
                 DAL Investment Company
                 Fort Pitt Capital Funds
                 MW Capital Management Funds
                 Quintara Funds
                 Jacob Internet Fund
                 The Teberg Fund
                 Alpine Series Trust
                 Alpine Equity Trust
                 LKCM Funds
                 Monetta Fund, Inc.
                 Monetta Trust
                 Kenwood Funds
                 Thompson Plumb Funds, Inc.
                 Alpha Analytics Investment Trust
                 Alternative Investment Advisors, Alpha Strategies 1 Fund
                 Blue & White Fund (Blue and White Investment Management, LLC) Al Frank Fund
                 Dow Jones Islamic Index,
                 Inland Investment Trust, REIT Fund,

                 Advisor Series Trust  Multiple Series Trust
                 Individual Trusts:
                     American Trust Allegiance Fund
                     Avatar Advantage Balance Fund
                     Avatar Advantage Equity Allocation Fund
                     Capital Advisors Growth Fund
                     Chase Growth Fund
                     Edgar Lomax Value Fund
                     Howard Equity Fund
                     The Jacobs Fund
                     National Asset Management Core Equity Fund
                     Segall Bryant & Hamill Mid Cap Fund

                 Brandes Investment Trust, Brandes Institutional International
                     Equity Fund,
                 Builders Fixed Income Fund, Inc.,
                 Dessauer Fund Group, The Dessauer Global Equity Fund
                 Investec Funds
                 PIC Investment Trust Funds [Provident Investment Counsel]

                 Professionally Managed Portfolios (PMP) Multiple Series Trust Individual Trusts :
                     Avondale Hester Total Return Fund
                     Harris Bretall Sullivan & Smith Growth Fund
                     Lighthouse Contrarian Fund
                     Portfolio 21
                     The Osterweis Fund
                     Women's Equity Mutual Fund
                 Purisma Funds
                 Rainier Funds

                 Trust for Investment Managers Multiple Series Trust Individual Trusts:
                   McCarthy Institutional Fund
                   SYM Select Growth Fund
                   Villere Balanced Fund

                 TT International
                 SEIX Funds, Inc.
                 TIFF Investment Program, Inc.
                 FFTW Funds, Inc.
                 Harding Loevner Funds, Inc.

The Distributor is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The Distributor is an indirect wholly-owned subsidiary of U.S. Bancorp.

     (b) The following is a list of the executive officers, directors and partners of the Distributor:

        --------------------------- --------------------------------------
                          Name           Position and Office(s) held
        --------------------------- --------------------------------------
        James Schoenike             President, Board Member
        --------------------------- --------------------------------------
        Donna Berth                 Treasurer
        --------------------------- --------------------------------------
        Suzanne Elizabeth Riley     Secretary
        --------------------------- --------------------------------------
        Joe Redwine                 Board Member
        --------------------------- --------------------------------------
        Robert Kern                 Board Member
        --------------------------- --------------------------------------

None of the directors and officers of the Distributor hold positions or offices with the Registrant. Unless otherwise noted, the business address for each Quasar Distributors, LLC Board Member or Officer is 615 East Michigan Street, Milwaukee, WI 53202.

          (c)  Not applicable

ITEM 28. Location of Accounts and Records.


         (1)      U.S. Bank, N.A.
                  615 East Michigan Avenue
                  Milwaukee, WI  53202
                  Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8)

         (2)      AHA Investment Funds, Inc.
                  190 South LaSalle Street, Suite 2800 Chicago,
                  Illinois 60603 Rule 31a-1(a); Rule 31a-1(b)(4), (9),
                  (10), (11); Rule 31a-1(f); Rule 31a-2(a); Rule
                  31a-2(e)

         (3)      Quasar Distributors, LLC
                  615 East Michigan Street
                  Milwaukee, WI  53202
                  Rule 31a-1(d); Rule 31a-2(c)


ITEM 29. Management Services.

                  Not applicable.

ITEM 30. Undertakings.

                  Not applicable.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on November 1, 2002.

                                                     AHA INVESTMENT FUNDS,
INC.

                                                   By /s/ Douglas D. Peabody
                                                   --------------------------
                                                   Douglas D. Peabody, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              Name                 Title                     Date


/s/ Anthony J. Burke               Director                   )
---------------------------
Anthony J. Burke                                              )
                                                              )
/s/ Charles V. Doherty             Director                   )
---------------------------
Charles V. Doherty                                            )
                                                              )
/s/ Frank A. Ehmann                Director                   )
---------------------------
Frank A. Ehmann                                               )
                                                              )
/s/ Richard John Evans             Director                   )
---------------------------
Richard John Evans                                            )
                                                              )
/s/ Gregory Francoeur              Treasurer (chief           )
---------------------------        accounting officer)        )
Gregory Francoeur
                                                              ) November 1, 2002
                                                              )
/s/ Douglas D. Peabody             Director and President     )
---------------------------        (principal executive       )
Douglas D. Peabody                 officer)                   )
                                                              )
/s/ John D. Oliverio               Director                   )
---------------------------
John D. Oliverio                                              )
                                                              )
/s/ Edward M. Roob                 Director                   )
---------------------------
Edward M. Roob                                                )
                                                              )
/s/ Timothy G. Solberg             Director and Secretary     )
---------------------------
Timothy G. Solberg                                            )
                                                              )
/s/ John L. Yoder                  Director                   )
---------------------------
John L. Yoder                                                 )


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, CCM Advisors Funds has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on November 1, 2002.

                                              CCM ADVISORS FUNDS


                                              By /s/ Douglas D. Peabody
                                                 ------------------------
                                                Douglas D. Peabody,
President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

              Name             Title                         Date


/s/ Charles V. Doherty         Trustee, CCM Advisors          )
---------------------------    Funds                          )
Charles V. Doherty
                                                              )
                                                              )
/s/ Frank A. Ehmann            Trustee, CCM Advisors          )
---------------------------    Funds                          )
Frank A. Ehmann
                                                              )
                                                              )
                                                              )
/s/ Gregory Francoeur          Treasurer (chief               ) November 1, 2002
---------------------------    accounting officer),           )
Gregory Francoeur              CCM Advisors Funds             )

/s/ John D. Oliverio           Trustee, CCM Advisors          )
---------------------------    Funds                          )
John D. Oliverio                                              )
                                                              )
                                                              )
/s/ Douglas D. Peabody         Trustee and President          )
---------------------------    (principal executive           )
Douglas D. Peabody             officer), CCM Advisors         )
                               Funds                          )
                                                              )
/s/ Edward M. Roob             Trustee, CCM Advisors          )
---------------------------    Funds                          )
Edward M. Roob
                                                              )
                                                              )



            Index of Exhibits Filed with this Registration Statement


Exhibit
Number           Description
--------------------------------------------------------------------------------

(e)    Distribution Agreement between the Registrant and Quasar
       Distributors, LLC.

(g)(1) Custody Agreement between the Registrant and U.S. Bank, N.A.

(g)(2) Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. dated January 1, 2002.

(h)(1) Transfer Agency Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC.

(h)(2) Amendment to Transfer Agency Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC dated January 1, 2002.

(h)(3) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC.

(h)(4) Amendment to Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services LLC dated January 1, 2002.

(h)(5) Administration Agreement between the Registrant and CCM Advisors, LLC.

(h)(6) Third Party  Feeder Fund  Agreement  among  Registrant  and CCM  Advisors
       Funds.

(i)    Opinion and Consent of Hogan & Hartson, L.L.P.

(j)    Consent of Ernst & Young LLP.

(p)(5) Code of Ethics of KCM Investment Advisors.